UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

SIMMONS FIRST NATIONAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
TO THE SHAREHOLDERS OF SIMMONS FIRST NATIONAL CORPORATION:
NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Simmons First National Corporation (“Company”) will be held in the auditorium of the Company’s Little Rock, Arkansas, corporate offices (601 E. 3rd Street, Little Rock, Arkansas, 72201) at 8:00 A.M. Central Time, on Tuesday, April 18, 2023, for the following purposes:
1.
To fix at 17 the number of directors to be elected at the meeting;

2.
To elect 17 persons as directors to serve until the next annual shareholders’ meeting and until their successors have been duly elected and qualified;

3.
To consider adoption of a non-binding resolution approving the compensation of the named executive officers of the Company;

4.
To set, on a non-binding basis, the frequency with which the Company will seek non-binding shareholder approval of the compensation of its named executive officers at its annual meetings;

5.
To consider ratification of the Audit Committee’s selection of the accounting firm FORVIS, LLP as independent auditors of the Company and its subsidiaries for the year ended December 31, 2023;

6.
To consider approval of the Simmons First National Corporation 2023 Stock and Incentive Plan; and

7.
To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Only shareholders of record at the close of business on February 21, 2023, will be entitled to vote at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS:
George A. Makris III, Secretary
Pine Bluff, Arkansas
March 14, 2023

ANNUAL MEETING OF SHAREHOLDERS
SIMMONS FIRST NATIONAL CORPORATION
P. O. Box 7009
Pine Bluff, Arkansas 71611
PROXY STATEMENT
Meeting to be held on April 18, 2023
Proxy and Proxy Statement furnished on or about March 14, 2023
The enclosed proxy is solicited on behalf of the Board of Directors (“Board”) of Simmons First National Corporation (“Company”) for use at the annual meeting of the shareholders of the Company to be held on Tuesday, April 18, 2023, at 8:00 a.m. Central Time, in the auditorium of the Company’s Little Rock, Arkansas, corporate offices (601 E. 3rd Street, Little Rock, Arkansas 72201) or at any postponements or adjournments thereof. When such proxy is properly executed and submitted, the shares represented by it will be voted at the meeting in accordance with any directions noted thereon, or if no direction is indicated, will be voted “For” all of the director nominees in Proposal 2, “For” Proposals 1, 3, 5, and 6, and for the “1 Year” alternative with respect to Proposal 4.
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on April 18, 2023:
The Notice, Proxy Statement, and Annual Report on Form 10-K
are available at www.edocumentview.com/sfnc.
REVOCABILITY OF PROXY
Any shareholder giving a proxy has the power to change or revoke it at any time before it is voted.
COSTS AND METHOD OF SOLICITATION
The costs of soliciting proxies will be borne by the Company. In addition to the use of the mails, solicitation may be made by employees of the Company by telephone, electronic communications, and personal interview. These persons will receive no compensation other than their regular salaries, but they will be reimbursed by the Company for their actual expenses incurred in such solicitations.
OUTSTANDING SECURITIES AND VOTING RIGHTS
At the meeting, holders of the Class A Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) will be entitled to one vote, in person or by proxy, for each share of Common Stock owned of record as of the close of business on February 21, 2023. On that date, the Company had 127,153,828 shares of Common Stock outstanding and entitled to vote at the meeting. 4,234,710 of such shares were held by the trust division of Simmons Bank (“Bank”) in a fiduciary capacity, of which 135,104 shares cannot be voted by the Bank at the meeting.
All actions requiring a vote of the shareholders must be taken at a meeting at which a quorum is present in person or by proxy. A quorum consists of a majority of the outstanding shares entitled to vote upon a matter. With respect to each of Proposals 1, 3, 5, and 6, approval requires that the votes cast “for” the proposal exceed the votes cast “against” it.
With respect to Proposal 4, the alternative that obtains a plurality of the votes cast by the shares present in person or by proxy at the meeting and entitled to vote on the proposal will constitute the non-binding recommendation of the shareholders.
With respect to Proposal 2, the Company’s articles of incorporation and by-laws provide that, in an “uncontested election,” which is an election in which the number of nominees for director is less than or equal to the number of directors to be elected, a nominee for director shall be elected by a majority of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote thereon. This means that the votes cast “for” a director nominee must exceed the votes cast “against” such nominee. If an incumbent nominee does not receive the required votes for election at the meeting, the Company’s by-laws require that the director immediately tender his or her resignation to the Board. The Board, through a process managed by the Board’s Nominating and Corporate Governance Committee (“NCGC”), will consider whether to accept the director’s offer of resignation and will publicly disclose its decision.
To be elected in a “contested election,” which is an election in which the number of nominees for director is greater than the number of directors to be elected, a nominee for director must receive a plurality of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote thereon.
All proxies submitted will be tabulated by Computershare, the transfer agent for the Common Stock.
The enclosed proxy card also provides a method for shareholders to abstain from voting on each matter presented. By abstaining with respect to any of Proposals 1 through 6, shares will not be voted either “for” or “against” the subject proposal but will be counted for quorum purposes. Abstentions, therefore, will not affect the outcome of the vote on any of Proposals 1 through 6. While there may be instances in which a shareholder may wish to abstain from voting on any particular matter, the Board encourages all shareholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.
If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials have been forwarded to you by your broker or other nominee (the “record holder”) along with a voting instruction form. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received a voting instruction from the beneficial owner and does not have discretionary voting power with respect to that item. Due to various regulatory requirements, brokers or other nominees may not exercise discretionary voting power on the election of directors, executive compensation, or other non-routine matters. While brokers or other nominees might still be permitted to exercise discretionary voting power for Proposal 5 (the ratification of FORVIS, LLP as our independent auditor), brokers and other nominees may not exercise discretionary voting power for Proposals 1 through 4 (number of directors, election of directors, approval of executive compensation, and frequency of vote on executive compensation), and the Company believes that brokers and other nominees may not exercise discretionary voting power for Proposal 6 (approval of the 2023 Stock and Incentive Plan). As a result, if you do not provide specific voting instructions to your record holder, the record holder may not vote the shares on Proposals 1 through 4 or Proposal 6. Accordingly, it is particularly important that you provide voting instructions to your broker or other nominee so that your shares may be voted on the matters presented at the meeting.
If your shares are treated as a broker non-vote, your shares will be counted in the number of shares represented for purposes of determining whether a quorum is present. However, broker non-votes will not be included in vote totals (neither “for” nor “against”). Therefore, with respect to Proposals 1 through 6, broker non-votes will not affect the outcome of the vote.
In the event a shareholder executes the proxy but does not mark the proxy to vote (or abstain) on any one or more of the proposals, the proxy will be voted “For” all of the director nominees in Proposal 2, “For” Proposals 1, 3, 5, and 6, and for the “1 Year” alternative with respect to Proposal 4. Further, if any matter, other than the matters shown on the proxy, is properly presented at the meeting which may be acted upon without special notice under Arkansas law, the proxy solicited hereby confers discretionary authority to the named proxies to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the meeting. On the date of the mailing of this proxy statement, the Board has no knowledge of any such other matter which will come before the meeting. To obtain directions to attend the annual meeting of shareholders and vote in person, please contact Ed Bilek, Director of Investor and Media Relations, at investorrelations@simmonsbank.com or 501-263-7483.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth (except as otherwise indicated, as of January 25, 2023) (1) all persons known to management who own, beneficially or of record, more than 5% of the outstanding Common Stock, (2) the number of shares of Common Stock owned by the named executive officers in the Summary Compensation Table, (3) the number of shares of Common Stock owned by each director and director nominee (as reported by each nominee), and (4) the number of shares of Common Stock owned by all directors and executive officers as a group.
Name and Address of Beneficial Owner	Shares Owned Beneficially(a)	Percent of Class(b)
BlackRock, Inc.(c) 55 East 52nd Street New York, New York 10055	18,946,661	14.90%
The Vanguard Group(d) 100 Vanguard Blvd. Malvern, PA 19355	15,437,161	12.14%
Dimensional Fund Advisors LP(e) Building One 6300 Bee Cave Road Austin, TX 78746	7,004,119	5.51%
George A. Makris Jr.(g)	767,833	*
Robert A. Fehlman(h)	206,576	*
Matthew S. Reddin(i)	59,779	*
Stephen C. Massanelli(j)	94,120	*
James M. Brogdon	3,835	*
Dean Bass(k)	167,475	*
Jay Burchfield(l)	89,488	*
Marty D. Casteel(m)	190,211	*
William E. Clark, II(n)	25,255	*
Steven A. Cossé(o)	80,917	*
Mark C. Doramus(p)	32,316	*
Edward Drilling	20,961	*
Eugene Hunt(q)	23,558	*
Jerry Hunter	12,615	*
Susan Lanigan	17,078	*
W. Scott McGeorge	104,176	*
Tom Purvis	27,895	*
Robert L. Shoptaw(r)	69,671	*
Julie Stackhouse	4,428	*
Russell W. Teubner(s)	106,821	*
Mindy West	13,289	*
All directors and officers as a group (27 persons)	2,326,992	1.83%

*
The shares beneficially owned represent less than 1% of the outstanding common shares.

(a)
Under the applicable rules, “beneficial ownership” of a security means, directly or indirectly, through any contract, relationship, arrangement, understanding or otherwise, having or sharing voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security, or the right to acquire beneficial ownership of the security within 60 days (“exercisable stock options”). Unless otherwise indicated, each beneficial owner named has sole voting and investment power with respect to the shares identified.
(b)
The percentage of Common Stock beneficially owned was calculated based on the number of shares of Common Stock outstanding as of February 21, 2023.

(c)
Based solely on information as of December 31, 2022, contained in Amendment No. 1 to Schedule 13G, filed with the U.S. Securities and Exchange Commission (“SEC”) on January 23, 2023. These shares may be owned by one or more of the following entities controlled by BlackRock, Inc.: BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors (which beneficially owns 5% or more of the shares of Common Stock outstanding), BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, and BlackRock Fund Managers Ltd.

(d)
Based solely on information as of December 30, 2022, contained in Amendment No. 9 to Schedule 13G, filed with the SEC on February 9, 2023, including that The Vanguard Group has shared investment power as to 225,351 shares and shared voting power as to 99,370 shares. These shares may be owned by The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts.

(e)
Based solely on information as of December 30, 2022, contained in Amendment No. 5 to Schedule 13G, filed with the SEC on February 10, 2023. These shares may be owned by investment companies, commingled funds, group trusts, and separate accounts for which Dimensional Fund Advisors LP or its subsidiaries serves as investment adviser, sub-adviser, and/or investment manager.

(g)
Mr. Makris owns of record 248,088 shares; 301,116 shares are held jointly with his spouse; 9,270 shares are held in his IRA; 10,990 shares are held in his wife’s IRA, 12,000 shares held in a trust for his benefit, 1,016 shares were held in his account in the Company’s 401(k) Plan; 6,623 shares were held in his account in the SFNC Employee Stock Purchase Plan and 178,730 shares were deemed held through exercisable stock options.

(h)
Mr. Fehlman owns of record 111,782 shares; 15,273 shares were held in his fully vested account in the Company’s 401(k) Plan; 1,851 shares were held in his account in the SFNC Employee Stock Purchase Plan; 76,170 shares were deemed held through exercisable stock options; and 1,500 shares were held by his daughter.

(i)
Mr. Reddin owns of record 36,839 shares; 300 shares were held in his fully vested account in the Company’s 401(k) Plan and 22,640 shares were deemed held through exercisable stock options.

(j)
Mr. Massanelli owns of record 51,450 shares; 4,700 shares were held in his IRA; 300 shares were held in his fully vested account in the Company’s 401(k) Plan; and 34,470 shares were deemed held through exercisable stock options.

(k)
Mr. Bass owns of record 2,460 shares and 165,015 shares are owned jointly with his spouse.

(l)
Mr. Burchfield owns of record 88,100 shares and 1,388 shares are owned by his wife.

(m)
Mr. Casteel owns of record 154,072 shares; 8,475 shares are owned jointly with his wife; 22,434 shares are held in his fully vested account in the Company’s 401(k) Plan; and 5,230 shares are held in his account in the SFNC Employee Stock Purchase Plan.

(n)
Mr. Clark owns of record 22,255 shares and 3,000 shares are owned jointly with his spouse.

(o)
Mr. Cossé owns of record 26,285 shares and 54,632 shares are owned jointly with his spouse.

(p)
Mr. Doramus owns 32,316 shares jointly with his spouse.

(q)
Mr. Hunt owns of record 21,726 shares; 1,000 shares are owned jointly with his daughter; and 832 shares are held in his IRA.

(r)
Mr. Shoptaw owns of record 28,871 shares; 36,000 shares are held jointly with his spouse; and 4,800 shares are held in his IRA.

(s)
Mr. Teubner owns of record 11,823 shares; 64,572 shares are held in his IRA; 2,478 shares are held in his wife’s IRA; and 27,948 shares are held by Mr. Teubner’s foundation.

PROPOSAL 1 — FIX THE NUMBER OF DIRECTORS
At the 2022 annual shareholders’ meeting, the number of directors was set at sixteen (16), and the sixteen (16) nominees were elected. The Board subsequently increased the number of directors to seventeen (17), and Dean Bass was appointed to the Board to fill the vacancy. The Board has considered the number of directors that should serve on the Board for the ensuing year and has set the number of directors to be elected at the 2023 annual shareholders’ meeting at seventeen (17). The Board is presenting its decision to set the number of directors to be elected to the Board at the annual shareholders’ meeting at seventeen (17) to the shareholders for ratification.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 TO RATIFY THE ACTION OF THE BOARD TO FIX THE NUMBER OF DIRECTORS AT SEVENTEEN (17).
PROPOSAL 2 — ELECTION OF DIRECTORS
Each of the persons named below is presently serving as a director of the Company for a term which ends on April 18, 2023, or such other date upon which a successor is duly elected and qualified. In connection with the Company’s acquisition of Spirit of Texas Bancshares, Inc., the Board elected Dean Bass as a director of the Company, effective April 27, 2022. Mr. Bass was initially recommended to the NCGC as a potential director by the chairman of the Board. The Board has evaluated the independence of each director serving on the Board and its audit, compensation, and nominating and corporate governance committees under applicable law and regulations and the NASDAQ listing standards. The table below summarizes the findings of the Board (and reflects the present composition of each of the named committees):
Name	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Dean Bass	Independent	*	*	*
Jay D. Burchfield	Independent	Independent	Independent	*
Marty D. Casteel	Not Independent	*	*	*
William E. Clark, II	Independent	*	*	*
Steven A. Cossé	Independent	Independent	Independent	Independent
Mark C. Doramus	Independent	*	*	*
Edward Drilling	Independent	Independent	*	*
Eugene Hunt	Independent	Independent	*	*
Jerry Hunter	Independent	Independent	Independent	Independent
Susan Lanigan	Independent	*	Independent	Independent
W. Scott McGeorge	Independent	Independent	Independent	*
George A. Makris, Jr.	Not Independent	*	*	*
Tom Purvis	Independent	*	*	*
Robert L. Shoptaw	Independent	Independent	Independent	Independent
Julie Stackhouse	Independent	Independent	*	*
Russell W. Teubner	Independent	*	*	*
Mindy West	Independent	Independent	Independent	Independent

*
The director is not a member of the Committee.

In the evaluation of Mr. Doramus’s independence, the Board considered investment banking and brokerage services provided by Stephens Inc., as well as insurance services provided by insurance agency affiliates of Stephens Inc. (Mr. Doramus is the Chief Financial Officer of Stephens Inc.). In each of these cases, the fees paid were below the independence thresholds of the NASDAQ listing standards, and the Board determined that the relationship did not interfere with the director’s ability to exercise independent judgment as a director of the Company.

The proxies hereby solicited will be voted for the election of the nominees shown below, as directors, to serve until the next annual meeting of the shareholders and until their successors are duly elected and qualified, unless otherwise designated in the proxy. If at the time of the meeting any of the nominees should be unable or unwilling to serve, the discretionary authority granted in the proxy may be exercised to vote for the election of a substitute or substitutes selected by the Board. Management has no reason to believe that any substitute nominee or nominees will be required.
The nominees possess a wide range of qualifications and perspectives that contribute to strong oversight. The tables below highlight each nominee’s skills, experience, and background, as well as certain demographic, diversity, and tenure information.
Board Diversity Matrix (As of March 14, 2023)
Total Number of Directors	17
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	14
Part II: Demographic Background
African American or Black		2
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	3	12
Two or More Races or Ethnicities
LGBTQ+	0
Did Not Disclose Demographic Background	1

Board Diversity Matrix (As of August 1, 2022)
Total Number of Directors	17
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	13		1
Part II: Demographic Background
African American or Black		2
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	3	11
Two or More Races or Ethnicities
LGBTQ+	0
Did Not Disclose Demographic Background	1
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE BELOW-NAMED NOMINEES FOR ELECTION TO THE BOARD.
Dean Bass
Mr. Bass, 72, was elected to the Board in 2022. He is the former Chairman and Chief Executive Officer of Spirit of Texas Bancshares, Inc. (“Spirit”) as well as its wholly owned subsidiary bank, Spirit of Texas Bank SSB. He served in those positions from their inception in 2008 until Spirit was acquired by the Company in 2022. Prior to joining Spirit, Mr. Bass founded and served as President and Chief Executive Officer of Royal Oaks Bank, SSB, from 2001 to 2007. Previously, from 1996 to 2000, Mr. Bass was employed by Horizon Capital Bank where he served as Senior Vice President.
Mr. Bass has been involved in the formation of several de novo banking offices and branches and has served in bank officer positions ranging from Executive Vice President to President and Chief Executive Officer/Chairman of the Board. Additionally, Mr. Bass was a National Bank Examiner for the Office of the Comptroller of the Currency from 1975 through 1979. Mr. Bass has served as a director and member of the executive committee of the Texas Bankers Association. He was the 2016 Chairman of the Community Bankers Council. Mr. Bass is an appointed member of The Woodlands Area Economic Development Partnership Board and the Greater Conroe Economic Development Council Board.
Mr. Bass received his Bachelor of Business Administration degree from Abilene Christian University in 1973.
The Board believes that Mr. Bass’s extensive banking experience, including as the former Chairman and Chief Executive Officer of Spirit, and his experience as a long-term resident of Texas provide needed skills and insight into the banking and financial services business conducted by the Company and its subsidiaries, as well as the needs of the Company’s customers in Texas, an important geographic market for the Company.
Jay Burchfield
Mr. Burchfield, 76, was elected to the Board in 2015. He is the retired Chairman of Ozark Trust and Investment Corporation and its subsidiary company, Trust Company of the Ozarks. His career has spanned over 40 years, primarily in the banking and financial services industry. Mr. Burchfield formerly served as an Advisory Director of Liberty Bancshares, Inc., which was acquired by the Company in February 2015.
He received a B.S. degree in Marketing in 1968 and M.S. degree in Education in 1972 from Central Missouri State University. Mr. Burchfield graduated from the Graduate School of Banking of the South at Louisiana State University in 1980. Mr. Burchfield is a veteran of the U. S. Army.

Mr. Burchfield currently serves as a Director of O’Reilly Automotive, Inc. (a Nasdaq-listed company). In this role, he serves as Lead Director and as a member of its Compensation and Audit Committees. Mr. Burchfield also serves as Senior Principal of SilverTree Companies, a real estate company.
The Board believes that Mr. Burchfield’s experience and expertise in the banking industry, strategic business development, executive compensation and leadership development will be beneficial in the management of the Company’s operations.
Marty D. Casteel
Mr. Casteel, 72, was elected to the Board in 2020. Until his retirement in 2020, Mr. Casteel was employed by the Company’s lead subsidiary, Simmons Bank, for over 30 years. During that time, he held various leadership roles, including serving as Simmons Bank’s chairman, president, and chief executive officer from 2013 to 2020. In addition, Mr. Casteel was a senior executive vice president of the Company from 2013 to 2020. Mr. Casteel received a B.S.B.A. degree in Marketing from University of Arkansas in 1974. Mr. Casteel also served in the U.S. Army from 1974 to 1978.
Mr. Casteel has served on numerous boards during his career. He is currently a member of the boards of directors of Jefferson Regional Medical Center and the Arkansas Research Alliance, and he is a past member of the board of directors of the Economic Development Alliance of Jefferson County. He is also a past president of the Mortgage Bankers Association of Arkansas.
The Board believes that Mr. Casteel’s deep understanding of current and historical bank operations, as well as his experience as the chairman, president, and chief executive officer of Simmons Bank, provide needed skills and insight into the banking and financial services business conducted by the Company and its subsidiaries, including the assessment of lending and deposit activities, the management of financial regulatory affairs, the evaluation of bank policies and practices, and the mitigation of enterprise risks.
William E. Clark, II
Mr. Clark, 53, was elected to the Board in 2008. He is the Chief Executive Officer of Clark Contractors, LLC, a general contractor involved in commercial construction throughout the United States. Prior to the formation of Clark Contractors, LLC in 2009, he was employed by CDI Contractors from 1994 through 2009, where he served in various capacities culminating in his serving as Chief Executive Officer from 2007 to 2009. Mr. Clark received a B.S.B.A. degree in Business Management from the University of Arkansas in 1991.
He is a member of Fifty for the Future, a board member of CARTI, a past chairman of the UAMS Foundation Fund Board of Directors, a past president/chairman for the UAMS Consortium, Arkansas Children’s Hospital Committee for the Future, and St. Vincent Foundation, a former member of the Young Presidents Organization, and a member of the Dean’s Executive Advisory Board for the Walton College of Business at the University of Arkansas and the Arkansas Executive Forum.
The Board believes that Mr. Clark’s experience within the commercial construction industry provides needed skills in the assessment of the construction industry utilized by the Company in setting policies involving the allocation of credit and lending priorities.
Steven A. Cossé
Mr. Cossé, 75, was elected to the Board in 2004. In 2013, he retired as president and CEO of Murphy Oil Corporation, a Fortune 500 company listed on the New York Stock Exchange (“NYSE”). Mr. Cossé has also previously served as the Executive Vice President and General Counsel for Murphy Oil Corporation. He had served as General Counsel since 1991 and had also previously served as Senior Vice President, Vice President and Principal Financial Officer. Prior to joining Murphy Oil Corporation as General Counsel, he served for eight years as General Counsel for Ocean Drilling & Exploration Company in New Orleans, Louisiana, a NYSE-listed, majority-owned subsidiary of Murphy Oil Corporation. Mr. Cossé received a B.A. degree in Government from Southeastern Louisiana University in 1969 and a Juris Doctorate degree from Loyola University in 1974.

Mr. Cossé also currently serves on the boards of Murphy Oil Corporation and SHARE Foundation. He is a former member of the Board of Trustees of Loyola University New Orleans, and he is past chairman of the South Arkansas Chapter of the American Red Cross. Mr. Cossé is a member of the Louisiana Bar Association, Arkansas Bar Association and Union County Bar Association.
The Board believes that Mr. Cossé’s experience as an executive officer, general counsel and principal financial officer provides needed skills in the assessment of the oil industry utilized by the Company in setting policies involving the allocation of credit and lending priorities and in the legal, financial and general business issues facing publicly traded companies.
Mark C. Doramus
Mr. Doramus, 64, was elected to the Board in 2015. He serves as Chief Financial Officer of Stephens Inc. (“Stephens”), an independent financial services firm headquartered in Little Rock, Arkansas. He has served in several capacities at Stephens, including in the corporate finance department from 1988 to 1994, Assistant to the President from 1994 to 1996 and Chief Financial Officer since 1996.
He began his career in 1980 with Arthur Andersen & Co. in Dallas, Texas, where he worked as a Certified Public Accountant. He joined the Dallas, Texas, office of Trammell Crow Company in 1983, where he worked until he joined Stephens in 1988.
Mr. Doramus was a member of the CHI St. Vincent Infirmary Board of Directors from 2007 to 2016, serving as chairman from 2012 to 2014. Mr. Doramus was a member of the University of Arkansas at Little Rock Board of Visitors from 2004 to 2016. Mr. Doramus served on the Winthrop Rockefeller Foundation board from 2004 to 2009, serving as Chairman in 2009.
Mr. Doramus graduated from Rhodes College in Memphis, Tennessee, with a B.A. degree in Economics and Business in 1980 and received his M.A. degree in Real Estate and Regional Science from Southern Methodist University in Dallas, Texas, in 1982.
The Board believes that Mr. Doramus’s experience in accounting and the financial services industry provides needed skills for assisting in the management of the Company’s business, including risk management, internal controls and capital management.
Edward Drilling
Mr. Drilling, 67, was elected to the Board in 2008. He joined AT&T (then Southwestern Bell Telephone Company) in 1979 and served in various operations positions including customer service, sales and marketing, and the external affairs organization. He was named President of AT&T’s Arkansas Division in 2002. Mr. Drilling then served as AT&T’s Senior Vice President of External and Regulatory Affairs for all fifty states, a position to which he was appointed in 2017. He retired from AT&T in 2020. Mr. Drilling received a B.S. degree in Marketing from the Walton College at the University of Arkansas in 1978 and graduated from the Emory University Advanced Management Program in 1991. In 2022, he completed the Berkeley Law executive education program “ESG: Navigating the Board’s Role”.
Mr. Drilling has served on numerous boards over the last 30 years, including past chairman of the Arkansas State Chamber of Commerce, Arkansas Children’s Hospital Board of Trustees, University of Arkansas Board of Advisors, former president of the Little Rock Chamber of Commerce Board of Directors, UAMS Arkansas BioVentures Advisory Board, Arkansas Research Alliance, and former president of Fifty for the Future and former vice chairman of the Arkansas Economic Development Commission.
The Board believes that Mr. Drilling’s experience as an executive within the telecommunication and information technology industry (having participated in various industry transitions, mergers and technology changes) provides needed skills in the assessment of the technology risks of the Company, the security measures to address these risks and valuable insights involving the executive management of a large enterprise.

Eugene Hunt
Mr. Hunt, 77, was elected to the Board in 2009. He is an attorney in private practice in Pine Bluff, Arkansas. Mr. Hunt began his practice in 1972 and has thereafter been involved in the active practice of law within Arkansas, primarily in southeast Arkansas. He served as Judge on the Arkansas Court of Appeals from August through December 2008 and has also previously served as a Special Circuit Judge and Special Justice on the Arkansas Supreme Court. Additionally, he served as Director of the Child Support Enforcement Unit, Jefferson County, Arkansas from 1990 to 2001. Mr. Hunt received a B.A. degree in History and Government from Arkansas AM&N College in 1969 and a Juris Doctorate degree from the University of Arkansas Law School in 1971.
Mr. Hunt also serves on the boards of The Economic Development Corporation of Jefferson County, Arkansas; Jefferson Hospital; and Youth Partners. His has also been involved with the Arkansas Ethics Commission, Jefferson County United Way, and the Arkansas Criminal Code Revision Commission. He is a Life Member of the NAACP and has served as an NAACP Legal Defense Fund Affiliate Attorney since 1978.
The Board believes that Mr. Hunt’s experience as an attorney and his long-term familiarity with the business and social environment in southeastern Arkansas provide needed skills and insight in the small business and consumer needs of the Company’s banking customers in one of its major markets, southeastern Arkansas.
Jerry Hunter
Mr. Hunter, 70, was elected to the Board in 2017. He is Senior Counsel in the Commercial Litigation and Labor & Employment Law Client Service Groups of the international law firm Bryan Cave Leighton Paisner LLP, where he previously was a partner from 1994 until 2020. Mr. Hunter previously served as Labor Counsel for the Kellwood Company, Director of the Missouri Department of Labor and Industrial Relations, and General Counsel of the National Labor Relations Board. Mr. Hunter received a bachelor’s degree in History and Government with a Minor in Mathematics from the University of Arkansas at Pine Bluff in 1974 and a Juris Doctor degree from Washington University School of Law in St. Louis, Missouri in 1977. Mr. Hunter also attended the Program for Senior Executives in State and Local Government at the John F. Kennedy School of Government, Harvard University in 1987.
On November 14, 2022, Mr. Hunter was elected to the Board of Directors of Missouri-American Water Company. Mr. Hunter has served on the boards of the Kellwood Company, Boys Hope Girls Hope International, Associated Industries of Missouri, St. Louis Regional Convention and Sports Complex Authority, U.S. Congress Office of Compliance, American Arbitration Association, Maryville University, the U.S. Senate Small Business Committee Advisory Council, and Washington University Law School Board of Advisors.
The Board believes that Mr. Hunter’s experience as an attorney in senior-level governmental and private-sector roles, as well as his deep knowledge of labor and employment matters, provide needed skills and insight into the legal and regulatory environment in which the Company operates.
Susan Lanigan
Ms. Lanigan, 60, was elected to the Board in 2017. She is on the board of directors of Kirkland’s Inc. (a Nasdaq-listed company), where she chairs the Compensation Committee. She previously served on the board of directors of Vi-Jon, Inc., where she chaired the Nominating Committee until December 31, 2022.
Ms. Lanigan previously served as Executive Vice President and General Counsel of Chico’s FAS, Inc. (a NYSE-listed company) from May 2016 until her retirement in July 2018. She also served as Chair of the Tennessee Education Lottery Commission, a position to which she was appointed by the Governor of the State of Tennessee and approved by the State Legislature, from 2014 to 2021. Prior to that, she was Executive Vice President of Dollar General Corporation (a NYSE-listed company) (“Dollar General”), a Fortune 200 company, where she worked from July 2002 until May 2013. Prior to joining Dollar General, Ms. Lanigan served as Senior Vice President and General Counsel of Zale Corporation. She started her career as a litigation attorney for Troutman Sanders, LLP (now Troutman Pepper Hamilton Sanders LLP) in Atlanta, GA.

Ms. Lanigan received her undergraduate degree from the University of Georgia and her law degree from the University of Georgia School of Law.
The Board believes that Ms. Lanigan’s experience as a senior executive officer and general counsel of large corporations provides needed skills and insight in addressing legal, governance and general business issues facing publicly traded companies.
Scott McGeorge
Mr. McGeorge, 79, was elected to the Board in 2005. He is the senior member of a group of McGeorge and McGeorge — Dickinson family owned companies that include Pine Bluff Sand & Gravel Co., McGeorge Contracting Co., Inc., and Cornerstone Farm and Gin Co., where he serves as Chairman, Chairman, and Vice President, respectively. The companies perform marine construction in a multistate regional area, build highways and similar projects, mine various minerals and produce and sell stone products, asphalt pavement and sand. Cornerstone is engaged in farming operations.
Mr. McGeorge previously served on the board of directors of National Bancshares Corporation and its wholly owned subsidiary National Bank of Commerce of Pine Bluff during the mid-1980s before it was purchased by Boatmen’s Bank. He was on the commercial and industrial loan committee, which approved the largest loans the bank made. Mr. McGeorge received a B.S. degree in Business Administration from the University of Arkansas in 1965. He graduated from U. S. Coast Guard Officer Candidate School and served as an officer in the U.S. Coast Guard for three years.
Mr. McGeorge served as past Secretary and current board member of the National Stone Sand and Gravel Association in Alexandria, Virginia, is a previous member of the boards of directors of Dredging Contractors of America located in Washington, D.C. and Mississippi Valley Associated General Contractors in Memphis, Tennessee (where he also served as a past president). He is active in many local and civic activities. He is President of Trinity Foundation, a charitable foundation that seeks to benefit residents of Pine Bluff, Little Rock and the surrounding areas through grants for scholarship, support of educational institutions and other civic activities. He also serves as Chairman of the Board of the Economic Development Corporation of Jefferson County, Arkansas.
The Board believes that Mr. McGeorge’s experience in the construction, materials, mining and agricultural industries, as well as his experience and past performance as the executive of a large, successful business enterprise, provide needed skills and insight into the overall business and industrial climate and the executive management of a large, successful business enterprise.
George A. Makris, Jr.
Mr. Makris, 66, was elected to the Board in 1997. He currently serves as executive chairman and chairman of the board of the Company, as well as the executive chairman and chairman of the board of the Company’s lead subsidiary, Simmons Bank. Mr. Makris previously served as the chairman and chief executive officer of the Company, as well as the chairman and chief executive officer of Simmons Bank until December 31, 2022. Prior to his employment by the Company on January 2, 2013, Mr. Makris had been employed by M. K. Distributors, Inc. since 1980 and had served as its President since 1985. Mr. Makris previously served as a member of the board of directors of Worthen National Bank — Pine Bluff and its successors from 1985 to 1996 and served as Chairman of the Board from 1994 to 1996. Mr. Makris received a B.A. degree in Business Administration from Rhodes College in 1978 and an M.B.A. from the University of Arkansas in 1980.
Mr. Makris also serves as a member of the board of trustees of Jefferson Regional Medical Center. He was recently appointed to represent the Eighth Federal Reserve District on the Federal Advisory Council to the Federal Reserve Board. He is a past Chairman of the board of directors of The Economic Development Corporation of Jefferson County, Arkansas. He has previously served as Chairman of the board of trustees of the Arts and Science Center for Southeast Arkansas, Chairman of the Board of Directors of the Economic Development Alliance for Jefferson County, Chairman of the board of directors of the Greater Pine Bluff Chamber of Commerce, Chairman of the King Cotton Classic Basketball Tournament, Chairman of the board of trustees of Trinity Episcopal School, a director of Simmons First National Bank, a director of the Wholesale Beer Distributors of Arkansas, a director of the National Beer Wholesalers Association, a director of CHI St. Vincent. and a member of the board of visitors of the University of Arkansas at Pine Bluff and the University of Arkansas for Medical Sciences, College of Medicine.
The Board believes that Mr. Makris’s experience as the Chairman and Chief Executive Officer of the Company and his experience as a business executive and long-term resident of central and southeastern Arkansas provide needed skills and insight into the banking and financial services business conducted by the Company as well as the executive management of a successful business enterprise.
Tom Purvis
Mr. Purvis, 64, was elected to the Board in 2017. He is a partner in a number of real estate development entities and is a partner in L2L Development Advisors, LLC. His career has spanned over 40 years in real estate and related services. Mr. Purvis previously served as a director of First Texas BHC, Inc., which was acquired by the Company in 2017.
Mr. Purvis currently serves as a director of the Fort Worth Zoo, Fort Worth Streams and Valleys, and Fort Worth Tax Increment Financing District. He attended the Business College at the University of Texas and Texas Christian University, where he received a B.B.A. degree in 1982.
The Board believes that Mr. Purvis’s experience in real estate development and financing provides needed skills for analyzing the real estate industry and setting policies involving the allocation of credit and lending priorities within the Texas and other geographic markets of the Company.
Robert L. Shoptaw
Mr. Shoptaw, 76, was elected to the Board in 2006. Mr. Shoptaw retired as president of Arkansas Blue Cross Blue Shield (“ABCBS”), a mutual health insurance company, in 2008, terminating his 39 years of service to that organization. During the 1970’s and 1980’s, he served in various management and executive capacities with a primary focus in medical services management, professional relations and government programs administration (Medicare administrative operations). In 1987, Mr. Shoptaw became the Executive Vice President and Chief Operating Officer of ABCBS and was named President and CEO in 1994. After retiring as President and CEO in 2008, he served as Chairman of the Board of Directors of ABCBS from 2009 to 2016. Thereafter, he continued on the ABCBS Board of Directors and served as Chairman of the Audit Committee until March of 2022.
Mr. Shoptaw received a B.A. in Economics from Arkansas Tech University in 1968, an M.B.A. from Webster University in Business Administration and Health Services Management and completed the Advanced Management Program at Harvard University Business School in 1991.
Mr. Shoptaw currently serves as Chairman of the board of commissioners of the Little Rock Metrocentre Improvement District. In the recent past, he served as a founding board member of the Arkansas Research Alliance, chaired the Board of Visitors of the University of Arkansas College of Medicine, and completed a 20-year tenure on the board of the Arkansas Center for Health Improvement.
The Board believes that Mr. Shoptaw’s experience and past performance as the president of a large mutual health insurance company provide needed skills and insight into the health care industry, health insurance industry and the financial and executive management of a large, successful business enterprise.
Julie Stackhouse
Ms. Stackhouse, 64, was elected to the Board in 2021. In 2020, she retired as an executive vice president at the Federal Reserve Bank of St. Louis, where she was responsible for bank regulation, including supervision of bank holding companies and state member banks, as well as discount window lending, community development, and learning innovation functions. Prior to joining the Federal Reserve Bank of St. Louis in 2002, Ms. Stackhouse held managerial roles at the Federal Reserve Banks of Kansas City and Minneapolis. Ms. Stackhouse graduated summa cum laude from Drake University in 1980 with a B.S. degree.

Ms. Stackhouse previously served on the board of directors of Neocova Corporation, a financial technology company. She currently serves on the City of Fort Collins Planning and Zoning Commission and on the audit committee of the Colorado State University Foundation and the Conference of State Bank Supervisors’ State Banking Department Accreditation Review Team.
The Board believes that Ms. Stackhouse’s extensive financial regulatory experience, deep knowledge of financial operations and risks, and leadership roles within government organizations provide needed skills and insight to assist in the oversight of legal, regulatory, compliance, and other matters associated with a large financial institution.
Russell W. Teubner
Mr. Teubner, 66, was elected to the Board in 2017. He was the Co-Founder and CEO of HostBridge Technology, LLC, a computer software company, for 20 years. With the acquisition of HostBridge Technology, LLC by Broadcom, Inc. in 2022, Mr. Teubner now serves as a Distinguished Engineer within Broadcom’s Mainframe Software Division. Mr. Teubner previously served as a Chairman of Southwest Bancorp, Inc., which was acquired by the Company in 2017.
The Stillwater, Oklahoma, Chamber of Commerce honored Mr. Teubner as Citizen of the Year in 1992, Small Business Person of the Year in 1991 — 92, and Small Business Exporter of the Year in 1992 — 93. In 1997, Oklahoma State University (OSU) named Mr. Teubner as a recipient of its Distinguished Alumni award. During 1996 and 1997 he served on the Citizen’s Commission on the Future of Oklahoma Higher Education. In 1998, he was inducted into the OSU College of Business Hall of Fame. Currently, he serves on the board of directors of the OSU Research Foundation and its commercialization subsidiary, Cowboy Technology. In 2019, he was appointed by the Governor of Oklahoma to serve on the board of the Oklahoma Center for the Advancement of Science and Technology (OCAST). In 2022, he was appointed by the Governor of Oklahoma to serve on the Oklahoma Broadband Governing Board. Mr. Teubner is a past director of the Oklahoma City branch of the Federal Reserve Bank of Kansas City.
The Board believes that Mr. Teubner’s experience in the technology industry provides needed skills for assessing the role of information technology within the Company and its subsidiaries, as well as addressing technology-related risks within the financial industry.
Mindy West
Ms. West, 54, was elected to the Board in 2017. She currently serves as the Executive Vice President, Chief Financial Officer and Treasurer at Murphy USA Inc., a NYSE-listed retailer of gasoline products and convenience store merchandise, and has held that role since August 2013. In addition to those duties, Ms. West began serving as Executive Vice President of Fuels for Murphy USA Inc. in June 2018. Ms. West was previously employed by Murphy Oil Corporation, joining the company in 1996 and holding positions in accounting, employee benefits, planning and investor relations. She was Murphy Oil Corporation’s director of investor relations from July 2001 until December 2006 and its Vice President and Treasurer from January 2007 until August 2013, when she joined Murphy USA Inc. Ms. West holds a bachelor’s degree in Finance from the University of Arkansas and a bachelor’s degree in Accounting from Southern Arkansas University. She is a Certified Public Accountant and a Certified Treasury Professional. Ms. West also currently serves on the board of directors of SHARE Foundation of El Dorado, Arkansas, the board of directors of the Razorback Foundation, and its executive committee, as well as the board of directors of Ducks Unlimited Inc., where she serves on its finance and board governance committees. Ms. West is a member of the South Arkansas University Business Advisory Council.
The Board believes that Ms. West’s experience in accounting and finance, as well as her leadership roles in large, public companies, provide needed skills for assisting in the oversight of the Company’s business, including audit, risk management, internal controls and capital management.

The table below sets forth the name, age, principal occupation or employment during the last five years, and prior service as a director of the Company with respect to each director and nominee proposed:
Name	Age	Principal Occupation	Director Since
Dean Bass	72	Retired Chairman and CEO of Spirit of Texas Bancshares, Inc. and Spirit of Texas Bank, SSB	2022
Jay Burchfield	76	Retired Chairman, Ozark Trust and Investment Corp.	2015
Marty D. Casteel	72	Retired SEVP of the Company; Retired Chairman, President and CEO of the Bank	2020
William E. Clark, II	53	Chairman and CEO, Clark Contractors, LLC (Construction)	2008
Steven A. Cossé	75	Retired President and CEO Murphy Oil Corporation	2004
Mark C. Doramus	64	Chief Financial Officer, Stephens Inc.	2015
Edward Drilling	67	Retired SVP of External and Regulatory Affairs, AT&T Inc.	2008
Eugene Hunt	77	Attorney, Hunt Law Firm	2009
Jerry Hunter	70	Senior Counsel, Bryan Cave Leighton Paisner LLP	2017
Susan Lanigan	60	Retired EVP & General Counsel, Chico’s FAS, Inc.	2017
George A. Makris, Jr.	66	Executive Chairman and Chairman of the Board of the Company and the Bank	1997
W. Scott McGeorge	79	Chairman, Pine Bluff Sand and Gravel Company	2005
Tom Purvis	64	Partner, L2L Development Advisors, LLC (Real Estate)	2017
Robert L. Shoptaw	76	Retired Executive, Arkansas Blue Cross and Blue Shield	2006
Julie Stackhouse	64	Retired Executive Vice President Federal Reserve Bank of St. Louis	2021
Russell W. Teubner	66	Distinguished Engineer, Broadcom, Inc.	2017
Mindy West	54	Executive Vice President, Chief Financial Officer and Treasurer Murphy USA Inc.	2017
Committees and Related Matters
During 2022, the Board maintained and utilized the following committees: Executive Committee, Audit Committee, Compensation Committee, NCGC and Risk Committee.
During 2022, the Audit Committee was composed of Robert L. Shoptaw (Chairman), Jay D. Burchfield, Steve Cossé, Edward Drilling, Eugene Hunt, Jerry Hunter, Scott McGeorge, Julie Stackhouse, and Mindy West. The Board has determined that Messrs. Shoptaw and Cossé, along with Mrs. West, constitute financial experts on the Audit Committee. This committee provides assistance to the Board in fulfilling its responsibilities concerning accounting and reporting practices by regularly reviewing the adequacy of the internal and external auditors, the disclosure of the financial affairs of the Company and its subsidiaries, the control systems of management and internal accounting controls. During 2022, this committee met 9 times.
The Compensation Committee, which was composed of Jay Burchfield, (Chairman), Steve Cossé, Jerry Hunter, Susan Lanigan, Scott McGeorge, Robert L. Shoptaw, and Mindy West, met 8 times during 2022.
The NCGC, which was composed of Susan Lanigan (Chairman), Steve Cossé, Jerry Hunter, Robert L. Shoptaw, and Mindy West, met 3 times during 2022.
The Risk Committee, which was composed of Mark C. Doramus (Chairman), Dean Bass (effective April 2022), Jay D. Burchfield, Marty Casteel, William Clark, Steve Cossé, Edward Drilling, Eugene Hunt, Jerry Hunter, Susan Lanigan, George Makris, Jr., Scott McGeorge, Tom Purvis, Robert L. Shoptaw, Julie Stackhouse, Russ Teubner, and Mindy West, met 4 times during 2022.
The Company encourages all Board members to attend the annual shareholders’ meeting. Historically, the directors of the Company and its subsidiaries are introduced and acknowledged at the annual shareholders’

meeting. All of the directors who stood for election at the 2022 annual shareholders’ meeting attended the Company’s 2022 annual shareholders’ meeting.
The Board met 9 times during 2022, including regular and special meetings. All incumbent directors attended at least 75% of the aggregate of all meetings of the Board and all meetings of the committees on which, and during the time period in which, they served.
Board Leadership Structure
The Company’s Corporate Governance Principles do not mandate the separation of the offices of Chairman of the Board and Chief Executive Officer. During 2022, and, indeed, over the last several decades (except for certain brief periods), the offices of Chairman of the Board and Chief Executive Officer were held by the same person. However, effective January 1, 2023, the Board decided to separate these roles, appointing George Makris, Jr. as Executive Chairman and Chairman of the Board and Bob Fehlman as Chief Executive Officer. The Board believes that it is in the best interest of the Company to provide flexibility in the Company’s leadership structure to address differences in the Company’s operating environment as well as differences in the experience, skills, and capabilities of the executive management team serving the Company from time to time. The Board believes that the separation of the roles of Chairman of the Board and Chief Executive Officer promote a variety of significant goals, including, among others, continuity of board leadership, enhanced focus on strategic business initiatives, and effective succession planning. While the Board believes the separation of the Chairman of the Board and Chief Executive Officer positions is currently in the Company’s and shareholders’ best interests, the Board is authorized to combine these positions should circumstances change in the future.
In addition, in an effort to strengthen independent oversight of management and to provide for more open communication, Steve Cossé served as Chairman of the Executive Committee and as Lead Director during 2022. Following the separation of the Chairman of the Board and Chief Executive Officer roles, Mr. Cossé continues to serve as Lead Director and Chairman of the Executive Committee. Mr. Cossé, as an independent Lead Director, chairs executive sessions of the Board conducted without management. These sessions are generally held in connection with regularly scheduled Board meetings. Management also periodically meets with the Lead Director to discuss Board and Executive Committee agenda items, and the Lead Director serves as a liaison between the Chairman of the Board and the independent directors.
Codes of Ethics
Code of Ethics — General.   The Company has adopted a general Code of Ethics applicable to all directors, advisory directors, officers and associates of the Company. The Code is designed to promote conducting the business of the Company in accordance with the highest ethical standards of conduct and to promote the ethical handling of conflicts of interest, full and fair disclosure, and compliance with laws, rules, and regulations. Additionally, under the Code of Ethics, associates or directors who learn of a business opportunity in the course of their service for the Company generally cannot appropriate that opportunity for themselves or for others, but must allow the Company to take advantage of the opportunity. The Company’s Code of Ethics is designed to provide guidance and resources to help ensure that:
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The Company and its associates remain in compliance with applicable laws and regulations;

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The Company’s assets are used efficiently and appropriately;

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Confidential and proprietary information is protected;

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Inappropriate gifts or favors are not accepted; and

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Actual or perceived conflicts of interest are appropriately addressed.

Any material departure from a provision of the Code of Ethics by a director, advisory director, an executive officer, or associate may be waived by the Ethics Committee (in the case of an officer or associate) or the NCGC (in the case of a director or advisory director) and shall, as appropriate, be reported to the Board, and any such waiver will be promptly disclosed on its website to the extent required by applicable law, rule, or regulation. The Company will disclose any amendments with respect to its Code of Ethics on its website.

Code of Ethics for Finance Group.   The Board has adopted a separate Code of Ethics for the Finance Group that supplements the Code of Ethics and applies to the Company’s Chief Executive Officer, Chief Financial Officer, the Chief Accounting Officer and Controller and all other officers in the Company’s Finance Group.
Both of these Codes of Ethics may be found on the Company’s website at www.simmonsbank.com within the “Investor Relations” page. To the extent required by applicable law, rule, or regulation, the Company will disclose any amendments or waivers with respect to its Code of Ethics for the Finance Group on its website.
Transactions with Related Persons
From time to time, the Bank and such other banking subsidiaries of the Company as are, or may have been, in operation from time to time, have made loans and other extensions of credit to directors, officers, employees, members of their immediate families, and certain other related interests; and from time to time directors, officers, employees, members of their immediate families, and certain other related interests have placed deposits with these banks. These loans, extensions of credit and deposits were made in the ordinary course of business on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to the Company and did not involve more than the normal risk of collectability or present other unfavorable features. The Company generally considers banking relationships with directors and their affiliates to be immaterial and as not affecting a director’s independence so long as the terms of the credit relationship are similar to those with other comparable borrowers not related to the Company.
In assessing the impact of a credit relationship on a director’s independence, the Company deems any extension of credit which complies with Federal Reserve Regulation O to be consistent with director independence. The Company believes that normal, arm’s-length banking relationships entered into in the ordinary course of business do not affect a director’s independence.
Regulation O requires such loans to be made on substantially the same terms, including interest rates and collateral, and following credit-underwriting procedures that are no less stringent than those prevailing at the time for comparable transactions by the subsidiary bank of the Company with other persons not related to the Company. Such loans also may not involve more than the normal risk of repayment or present other unfavorable features. Additionally, no event of default may have occurred nor may any such loans be classified or disclosed as non-accrual, past due, restructured or a potential problem loan. The Company’s Board will review any credit to a director or his or her affiliates that is criticized by internal loan review or a bank regulatory agency in order to determine the impact that such classification may have on the director’s independence.
An immediate family member of George A. Makris, Jr., Executive Chairman and Chairman of the Board, is employed by the Company. In 2022, Mr. Makris’s son, George A. Makris III, served as Executive Vice President, General Counsel, and Secretary and received cash and equity compensation consisting of approximately $742,922. Such compensation is determined on a basis consistent with the Company’s human resources policies and is reviewed and approved by the Compensation Committee.
An immediate family member of Matthew Reddin, Executive Vice President and Chief Banking Officer, is employed by the Company. In 2022, Mr. Reddin’s sister, Caroline Butler, served as a Senior Vice President of the Bank and received cash and equity compensation consisting of approximately $283,086. Such compensation is determined on a basis consistent with the Company’s human resources policies and is reviewed by the Compensation Committee.
Policies and Procedures for Approval of Related Party Transactions
Related party transactions may present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interest of the Company and its shareholders. The Company’s Code of Ethics and Related Party Transactions Policy address matters concerning related party business dealings. Management carefully reviews all proposed related party transactions, other than routine banking transactions, to determine if the transaction is on terms comparable to terms that could be obtained in an arm’s-length transaction with an unrelated third party. Management reports to the NCGC on proposed material related party transactions. Upon the presentation of a proposed related party transaction to the NCGC, the related party is excused from participation in discussion and voting on the matter. The NCGC (or, as applicable, the Compensation Committee) also periodically reviews ongoing related party transactions.
Role of Board in Risk Oversight
The Board has responsibility for the oversight of risk management. The Board, either as a whole or through its committees, regularly discusses with management the Company’s major risk exposures, their potential impact on the Company, and the steps being taken to monitor and manage them.
While the Board is ultimately responsible for risk oversight, the Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. In particular, the Risk Committee assists the Board in assessing and managing the various risks of the Company (including, among others, asset, liability, liquidity, and credit risks, as well as certain risks associated with fraud, third-party vendors, cybersecurity, and information technology). To aid the Risk Committee in its responsibilities, Company management has formed an Enterprise Risk Management Committee of senior executives and has allocated responsibilities for the administration of the risk management program to the Company’s chief risk officer. The Board has adopted a charter for the Risk Committee that outlines its particular duties. During 2022, due to the importance of risk oversight to the Company, the Risk Committee was a “committee of the whole,” with all directors serving as members, and the Board has determined that practice will continue for 2023.
The Audit Committee, composed of independent directors, focuses on financial risk exposures, including internal controls, and discusses with management, the internal auditors, and the independent registered public accountants the Company’s policies with respect to financial risk assessment and management, including risks related to fraud and liquidity. The Compensation Committee, also composed of independent directors, focuses on the oversight of risks associated with compensation policies and programs.
Environmental, Social, and Governance (“ESG”) Considerations
The Company, along with its subsidiaries, is committed to enhancing the communities that we serve and maintaining an organization that operates with integrity. The Company’s Board is responsible for overseeing the business and affairs of the Company, including matters that relate to ESG considerations. Certain ESG topics are overseen by particular Board committees, including corporate governance matters, which are overseen by the NCGC, and human resources matters, including matters related to our corporate culture, which are overseen by the Compensation Committee. Day-to-day ESG affairs are managed by the Company’s senior management. The following summary highlights certain aspects of our activities, policies, and practices that relate to ESG matters.
Community Engagement
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During 2022, Simmons Bank and its associates fostered approximately 1,500 community engagement activities, including offering financial education to adults and children.

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During 2022, Simmons Bank originated, renewed, or refinanced approximately $2.3 billion in Home Mortgage Disclosure Act (HMDA) loans.

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Simmons Bank worked with Simmons First Foundation to provide 17 community enhancement grants to organizations offering work readiness programs, affordable housing, and community services.

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Simmons Bank’s automatic savings program, Round-Up, helped customers save more than $5 million during 2022. More than 26,000 customers used the program in 2022, which rounds up debit card purchases to the nearest whole dollar and places the money into a Simmons Bank deposit account.

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During the fourth annual “Simmons Service Month,” held in September 2022, Simmons associates volunteered to benefit numerous organizations throughout the communities we serve. In 2022, associates contributed more than 6,400 “units,” comprised of volunteer hours and in-kind or cash donations, to impacted communities across our footprint. In honor of its associates’ commitment, in 2022, Simmons Bank donated $50,000 to Junior Achievement USA.

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Simmons Bank has developed products designed specifically for low-to-moderate income customers, as well as unbanked, underbanked, and other individuals. These products include the Bank’s BankOn-certified Affordable Advantage Checking Product (which had more than 400 accountholders in 2022), 100% Advantage Mortgage Product (with fundings of approximately $64.1 million), and Individual Taxpayer Identification Number (ITIN) Mortgage Product (with fundings of approximately $12.5 million).

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Simmons Bank has worked with more than 13 down payment assistance programs across its footprint to lessen the burden of cost of homeownership.

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In 2022, the Company’s foundation, Simmons First Foundation, contributed more than $1.1 million to communities across Simmons Bank’s footprint.

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Simmons Bank held its first all-Spanish-language financial literacy seminar in 2022. Simmons Bank also hired nine bi-lingual community mortgage loan originators during 2022.

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In 2022, Simmons Bank received national recognition for its substantial work in the development and passage of the SAFER AR Act, a new piece of legislation in Arkansas designed to help protect against financial abuse of elderly and disabled Arkansans.

Diversity and Inclusion
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The Company has established an inclusion program to highlight the strength that we have in our differences and emphasize our belief in the value of diverse backgrounds and experiences.

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The Company also established an Impact Inclusion Committee charged with the continuous progression of the Company’s commitment to and recognition of the importance of expanding diversity and inclusion awareness and initiatives.

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Simmons Bank has introduced Business Resource Groups for veterans, women, African Americans, and LGBTQIA+ associates.

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The Company posts a calendar of Diversity and Inclusion related celebrations and activities.

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The Company offers DISC personality and behavior assessments to enhance inclusion, teamwork, and coaching of associates.

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The Company also maintains an internal webpage that is available to associates that includes resources on identifying bias, supporting inclusion, and other training concepts on related topics.

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The Company is an equal opportunity employer and has a policy of not tolerating discrimination on any protected basis.

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Simmons Bank established a multi-university initiative to serve as the presenting sponsor for women’s athletics at various prominent universities across its footprint. Among the goals of the sponsorship is to help develop ways to enhance career opportunities for female student-athletes.

Governance and Ethics
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The Company’s directors possess a variety of skills, experiences, and knowledge that provide for diverse perspectives.

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Fifteen out of seventeen Company directors are independent, and all members of our Audit Committee, Compensation Committee, and NCGC are independent.

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The Company has a strong, independent lead director who presides over executive sessions of the Board.

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The Board regularly meets in executive sessions with its independent directors.

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The Board and each of its committees may engage outside advisors when and as appropriate.

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The Company maintains anti-hedging and anti-pledging policies for directors and certain employees.

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The Company maintains stock ownership policies for directors and executive officers.

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The Company maintains a resignation policy for directors in the event they do not receive a majority of votes cast in an uncontested director election.

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Each share of Common Stock has equal voting rights with one vote per share.

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All Company directors are elected annually.

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Directors undertake annual self-assessments of the Board and its Committees to evaluate how each of those bodies is functioning.

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We believe in, and believe we maintain, a culture that promotes integrity and compliance with laws and regulations.

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The Company’s associates are required to undertake annual compliance training on a variety of important policies, procedures, and regulations, including, among others, anti-money laundering (BSA/AML) and corruption training, Regulation O training, Fair Lending training, Community Reinvestment Act training, and anti-bribery training. In addition, multiple ethics courses have also been distributed from time to time across the organization with several topics targeting specific roles.

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We maintain a Code of Ethics designed to promote conducting the business of the Company in accordance with the highest ethical standards of conduct and to promote the ethical handling of conflicts of interest, full and fair disclosure, and compliance with laws, rules and regulations. All associates are required to read and acknowledge the code each year.

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We maintain a whistleblower policy that is designed to provide associates with a way to report to the Company activity that is considered to be illegal, dishonest, or fraudulent. The whistleblower program includes telephone and web-based reporting channels. The whistleblower policy addresses protections for whistleblowers, including maintaining, to the extent possible, confidentiality and restrictions concerning retaliation. The policy also provides for certain Board reporting and oversight.

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We also maintain a Related Party Transactions Policy to address matters with respect to related party business dealings.

Privacy and Information Security
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We maintain policies related to privacy, acceptable use, and information security which are designed, among other things, to help protect personal and financial data.

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We maintain a cybersecurity program that uses a risk-based methodology to support the security, confidentiality, integrity, and availability of our information technology systems.

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Senior management, the Information Technology Committee of Simmons Bank, and the Risk Committee of the Board provide oversight of privacy and information security programs.

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We require Company associates to undergo annual privacy and information security training.

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We use independent third parties to perform penetration testing of our infrastructure.

•
We have developed incident response programs to assist in the management of cyber and other significant events.

•
We maintain a security operations center and employ a chief information security officer.

Environment
•
During 2022, approximately 1.26 million pounds of paper were recycled through the Company’s partnership with its vendor. By doing so, we helped preserve approximately 10,851 trees, conserve approximately 1,905 cubic yards of landfill space, and save more than 4.4 million gallons of water.

•
The Company has made various LED lighting installations and retrofits since 2016 that eliminated more than 1,812 metric tons of carbon dioxide.

•
Simmons Bank has implemented the recycling program “K-Cycle” for coffee grounds and K-cups. In 2022, more than 425 pounds of used K-cups and coffee grounds were recycled.

•
In 2021, Simmons Bank implemented a paper statement fee program under which, for one year, $1 of each paper statement fee was donated to the Simmons First Foundation Conservation Fund, which is focused on making a positive impact on the environment. Under the program, Simmons Bank donated more than $1.7 million to the Simmons First Foundation Conservation Fund.
•
In 2022, Simmons First Foundation donated $100,000 to Ducks Unlimited to support the Big River Conservancy project located along the Mississippi River in Memphis, Tennessee and West Memphis, Arkansas.

Policy Regarding Employee, Officer, and Director Hedging and Pledging
We have a policy that prohibits directors of the Company or any of its affiliates, as well as officers of those entities who are at least senior vice presidents, from engaging in transactions (including, without limitation, prepaid variable forward contracts, short sales, call or put options, equity swaps, collars, units of exchange funds, and other derivatives) that are designed to hedge or offset, or that may reasonably be expected to have the effect of hedging or offsetting, a decrease in the market value of any Company securities. In addition, such persons are prohibited from pledging, hypothecating, or otherwise encumbering Company securities as collateral for indebtedness. Any exception to the policy requires the approval of the NCGC.
Communication with Directors
Shareholders may communicate directly with the Board by sending correspondence to the address shown below. If the shareholder desires to communicate with a specific director, the correspondence should be addressed to such director. Any such correspondence addressed to the Board will be forwarded to the Chairman of the Board for review. The receipt of the correspondence and the nature of its content will be reported at the next Board meeting and appropriate action, if any, will be taken. Correspondence addressed to a specific director will be delivered to such director promptly after receipt by the Company. Each such director shall review the correspondence received and, if appropriate, report the receipt of the correspondence and the nature of its content to the Board at its next meeting so that the appropriate action, if any, may be taken.
Correspondence should be addressed to:	Simmons First National Corporation Board of Directors Attention: (Chairman or Specific Director) P. O. Box 7009 Pine Bluff, Arkansas 71611
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
During 2022, the NCGC was composed of Susan Lanigan (Chairman), Steve Cossé, Jerry Hunter, Robert L. Shoptaw, and Mindy West. The Board appoints each member of the NCGC and has determined that each member is, and each member who served during 2022 was, independent in accordance with the Nasdaq listing standards. A function of the NCGC regarding nominations is to identify and recommend individuals to be presented for election or re-election as directors of the Company.
Director Nominations and Qualifications
The Board is responsible for recommending nominees for directors to the shareholders for election at the annual shareholders’ meeting. The Board has delegated the identification and evaluation of proposed director nominees to the NCGC. The NCGC charter, which is available for review within the “Investor Relations” page of the Company’s web site, www.simmonsbank.com, the Company’s by-laws, and certain corporate governance principles and procedures govern the nominations and criteria for proposing or recommending proposed nominees for election and re-election to the Board and its subsidiaries.
The identification of potential directors and the evaluation of existing and potential directors is a continuing responsibility of the NCGC. The NCGC has not retained any third party to assist it in performing its duties. A proposed director may be recommended to the Board at any time; however, director nominations by shareholders must be made in accordance with the procedures set forth in the Company’s by-laws and described in this proxy statement under the heading “Proposals for 2024 Annual Meeting.”
The NCGC has not set any minimum qualifications for a proposed nominee to be eligible for recommendation to be elected as a director of the Company. The corporate governance principles provide that the NCGC shall consider the following criteria, without any specified priority or weighting, in evaluating proposed nominees for director:
• Geographic location of residence and business interests • Age • Community involvement • Ability to think independently • Ability to fit with the Company’s corporate culture	• Type of business interests • Business and financial expertise • Leadership profile • Personal and professional ethics and integrity • Equity ownership in the Company
The NCGC has no specific quotas for diversity. In evaluating potential nominees to serve as a director for the Company or the Bank, under the criteria set forth above, the NCGC seeks nominees with diverse business and professional experience, skills, and gender and ethnic/racial backgrounds, as appropriate, in light of the current composition of the boards. Additionally, the NCGC seeks geographical diversity and insights into its local and regional markets by primarily seeking potential director nominees who reside within the markets in which the Company has a significant business presence.
Recommendations from Shareholders
The NCGC will consider individuals recommended by shareholders for service as a director with respect to elections to be held at an annual meeting. In order for the NCGC to consider nominating a shareholder-recommended individual for election at the annual meeting, the shareholder must recommend the individual in sufficient time for the consideration and action by the NCGC. While no specific deadline has been set for notice of such recommendations, recommendations provided to the NCGC by a shareholder on or before November 15, 2023 (for the 2024 Annual Meeting of Shareholders) should provide adequate time for consideration and action by the NCGC prior to the December 31, 2023, anticipated deadline for reporting proposed nominations to the Board. Recommendations submitted after such date will be considered by the NCGC, but no assurance can be made that such consideration will be completed and committee action taken by the NCGC in time for the next annual shareholders’ meeting.
The Chairman of the Board, other directors, and executive officers may also recommend director candidates to the NCGC. The committee will evaluate individuals recommended by shareholders against the same criteria, described above, used to evaluate other nominees.
Annual Self-Evaluations
Board refreshment remains a key area of focus for us, as evidenced by the 2022 addition of Dean Bass to the Board. In furtherance of that goal and in accordance with the Company’s Corporate Governance Principles, the Board, with the oversight of the NCGC, undertakes annual Board and committee self-evaluation processes that involve each director completing detailed questionnaires that assist in the assessment of the performance of the Board, its committees, and their members. The NCGC reports its findings to the Board following completion of the evaluations and oversees any needed follow-up action.
Compensation Committee Interlocks and Insider Participation
During 2022, the Compensation Committee was composed of Jay Burchfield (Chairman), Steve Cossé, Jerry Hunter, Susan Lanigan, Scott McGeorge, Robert L. Shoptaw, and Mindy West, none of whom were employed by the Company. In addition, none of the committee members were formerly officers of the Company.
Compensation Committee Processes and Procedures
Decisions regarding the compensation of the executives are generally made by the Compensation Committee, which has adopted a charter that is available for review within the “Investor Relations” page of the Company’s web site, www.simmonsbank.com. Specifically, the Compensation Committee has strategic responsibility for a broad range of issues, including the Company’s compensation program to compensate key management employees effectively and in a manner consistent with the Company’s stated compensation strategy and the requirements of the appropriate regulatory bodies. The Board appoints each member of the Compensation Committee and has determined that each member is, and each member who served during 2022 was, independent in accordance with the Nasdaq listing standards.
The Compensation Committee oversees the administration of executive compensation plans, including the design, performance measures and award opportunities for the executive incentive programs and certain employee benefits, subject to final action by the Board in certain cases. Typically, during the first quarter of each calendar year, the committee generally undertakes a specific review focusing on performance and awards for the most recently completed fiscal year and the completion of the process of setting the performance goals for the incentive compensation programs for the current year.
To assist in meeting the objectives outlined above, Pearl Meyer & Partners, LLC, a compensation and benefits consulting firm, has been retained to advise the Compensation Committee on a regular basis concerning the Company’s compensation programs. The committee engaged the consultant to provide general compensation consulting services, including executive and director compensation. In addition, the consultant may perform special compensation projects and consulting services upon request by the Compensation Committee or Company.
The Board, upon approval and recommendation from the Compensation Committee, determines and approves all compensation and awards to the CEO (and, beginning in 2023, the Executive Chairman). The Compensation Committee reviews the performance of the CEO and Executive Chairman and reviews and approves compensation of the other executive officers. The CEO and/or Executive Chairman also review the performance and compensation of the other executive officers, including the other named executive officers, and report any significant issues or deficiencies, and make recommendations, to the Compensation Committee. The members of the Company’s human resources department assist in such reviews. The human resources department regularly reviews the compensation classification system of the Company, which determines the compensation of all employees of the Company and its affiliates. The Company’s compensation program is based in part on market data. The Compensation Committee also acts upon the proposed grants of stock-based compensation recommended by the CEO and/or Executive Chairman for other executives.
In determining the amount of executive officer compensation each year, the Compensation Committee reviews competitive market data from the banking industry as a whole and the peer group specifically. It makes specific compensation decisions and grants based on a review of such data, Company performance, and individual performance and circumstances. For performance-based incentives, the Compensation Committee sets performance targets using management’s internal business plan, industry and market conditions, and other factors.
Role of Compensation Consultants
The Company periodically engages compensation consultants to aid in the review of its compensation programs. From time to time, the Company engages compensation consultants to provide national and regional general statistical information regarding compensation within the banking industry. The data reviewed may include base salary, bonus, incentive programs, equity compensation, retirement, and other benefits. This information is used to validate the Company’s classification of positions and salaries within its compensation policies.
The Compensation Committee also uses compensation consultants to evaluate its executive and director compensation programs. Presently, the consultant assists such reviews by providing data regarding market practices and making specific recommendations for changes to plan design and policies consistent with the Company’s stated philosophies and objectives.
The Compensation Committee assessed the relationships between Pearl Meyer & Partners, LLC, the Company, the Compensation Committee and the executive officers of the Company for conflicts of interest. In this assessment, the Compensation Committee reviewed the criteria set forth in the SEC’s Reg.240.10C-1(b)(4) (i)-(vi), NASDAQ Rule 5605(d)(3)(D)(i)-(vi) and such other criteria as it deemed appropriate. The Compensation Committee did not identify any conflicts of interest for Pearl Meyer & Partners, LLC.

Executive Officers
The Board elects executive officers at least annually. All of the executive officers shown in the table below have been officers of the Company and/or the Bank for at least five years, except for Messrs. Brogdon and Rawls, and Ms. Madea. The table below sets forth the name, age, officer position with the Company and Bank, principal occupation or employment during the last five years, and tenure of service with the Company for each of the executive officers:
Name	Age	Position	Years Served
George A. Makris, Jr.(1)	66	Executive Chairman and Chairman of the Board*	10
Robert A. Fehlman(2)	58	Chief Executive Officer*	34
James M. Brogdon(3)	42	President and Chief Financial Officer*	1
Stephen C. Massanelli(4)	67	Senior Executive Vice President and Chief Administrative Officer*	8
Matthew S. Reddin(5)	45	Executive Vice President and Chief Banking Officer, Simmons Bank	8
George A. Makris III(6)	37	Executive Vice President, General Counsel and Secretary*	7
Jennifer B. Compton(7)	50	Executive Vice President and Chief People Officer*	7
David W. Garner	53	Executive Vice President and Chief Accounting Officer*	25
Ann Madea(8)	62	Executive Vice President and Chief Information Officer*	1
Chad Rawls(9)	48	Executive Vice President and Chief Credit Officer, Simmons Bank	4
Brad Yaney(10)	47	Executive Vice President of Credit Risk Management, Simmons Bank	20

*
The officer holds positions at both the Company and the Bank.

(1)
Mr. Makris, Jr. was appointed Executive Chairman and Chairman of the Board in January 2023. Prior to serving in that role, he was Chairman and Chief Executive Officer.

(2)
Mr. Fehlman was appointed Chief Executive Officer in January 2023. Prior to serving in that role, he was President and Chief Operating Officer; and prior to that, he was Senior Executive Vice President, Chief Financial Officer, Chief Operating Officer, and Treasurer.

(3)
Mr. Brogdon was appointed President and Chief Financial Officer in January 2023. Prior to serving in that role, he was Executive Vice President, Chief Financial Officer, and Treasurer. Prior to joining the Company, he was a managing director in the investment banking division of Stephens Inc.

(4)
Mr. Massanelli was appointed Senior Executive Vice President and Chief Administrative Officer in April 2021. Prior to serving in that role, he was Executive Vice President, Chief Administrative Officer, and Investor Relations Officer.

(5)
Mr. Reddin was appointed Executive Vice President and Chief Banking Officer of the Bank in August 2019. Prior to serving in that role, he was Executive Vice President of Banking Enterprise for the Bank and, prior to that, Chief Lending Officer for the Bank.

(6)
Mr. Makris III was appointed Executive Vice President, General Counsel, and Secretary in April 2020. Prior to serving in that role, he was Senior Vice President, Assistant General Counsel, and Assistant Secretary and, prior to that, Vice President, Senior Counsel, and Assistant Secretary.

(7)
In addition to Executive Vice President and Chief People Officer, Ms. Compton has, during the last five years, served as the Company’s Chief Strategy Officer and head of the Company’s marketing department.

(8)
Ms. Madea was appointed Executive Vice President and Chief Information Officer in March 2022. Prior to serving in that role, she was Executive Vice President and IT Executive. Prior to joining the Company, she served as the US Chief Information Officer for Hong Kong Shanghai Banking Corporation (HSBC).

(9)
Mr. Rawls was appointed Executive Vice President and Chief Credit Officer of the Bank in March 2022. Prior to serving in that role, he was Executive Vice President and Chief Metro Banking Officer for the Bank; prior to that, Executive Vice President and President of Corporate Banking for the Bank; and, prior to that, Executive Vice President and Executive Director of Loan Operations and Credit Administration for the Bank. Prior to joining the Bank, he served as Executive Vice President and Chief Credit Officer for Bear State Financial, Inc.

(10)
Mr. Yaney was appointed Executive Vice President of Credit Risk Management for the Bank in March 2022. Prior to serving in that role, he was Senior Vice President and Corporate Credit Risk Officer for the Bank and, prior to that, Vice President and Manager of Portfolio Assessment and Credit Training for the Bank.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Introduction
This section is a discussion of certain aspects of the Company’s compensation program as it pertains to the principal executive officer, the principal financial officer, and the three other most highly-compensated executive officers during 2022. These five persons are referred to throughout this discussion as the “named executive officers” or “NEOs.” This discussion focuses on compensation and practices relating to the Company’s most recently completed fiscal year and certain changes to such compensation and practices going forward.
The Company believes that the performance of each of the executive officers has the potential to impact the profitability of the Company, in both the short term and the long term. Therefore, the Company places significant emphasis on the design and administration of its executive compensation program.
Committee
The compensation program for the Company is designed and administered by the Compensation Committee. For 2022, the members of this committee were Jay Burchfield (Chairman), Steve Cossé, Jerry Hunter, Susan Lanigan, Scott McGeorge, Robert L. Shoptaw, and Mindy West.
Executive Compensation Philosophy
The Company seeks to provide executive compensation packages that are significantly connected to the Company’s overall financial performance, the increase in shareholder value, the success of the Company, and the performance of the individual executive. The main principles of this strategy include the following:
•
attract and retain highly effective and competent executive leadership,

•
encourage a high level of performance from the individual executive,

•
align compensation incentives with the performance of the overall Company and/or the business unit most directly impacted by the executive’s leadership and performance,

•
enhance shareholder value, and

•
improve the overall performance of the Company.

The Compensation Committee strives to meet these objectives while maintaining market competitive compensation levels and ensuring that the Company makes efficient use of its shares, has predictable expense recognition, and operates within the Company’s risk profile.
Peer Comparison
In determining the amount of executive officer compensation each year, the Compensation Committee reviews competitive market data from the banking industry as a whole and a specific peer group of comparably sized banking organizations. The committee uses this peer group of banking organizations for comparison in setting executive compensation practices and levels of base salary, incentives, and benefits.

Prior to setting the peer group, the committee obtains the recommendation of its compensation consultant on the makeup of its peer group. For 2022, the compensation consultant recommended a peer group based on a review of publicly traded regional banks with similar loan compositions and with assets between approximately $12.6 billion to $63.0 billion (approximately 0.5 to 2.5 times the Company’s expected size at the time of the peer group analysis) located in the states of Arkansas, Florida, Georgia, Iowa, Indiana, Missouri, Mississippi, Oklahoma, Tennessee, Texas, and Virginia. The Compensation Committee adopted the peer group as recommended by its compensation consultant. For our compensation analysis for 2022, the peer group consisted of 22 banking organizations; the name and ticker symbol for each member of the peer group are set forth below:
Ameris Bancorp (ABCB)	Atlantic Union Bankshares Corporation (AUB)
BancorpSouth Bank (BXS)	Bank OZK (OZK)
BOK Financial Corporation (BOKF)	Commerce Bancshares, Inc. (CBSH)
Cullen/Frost Bankers, Inc. (CFR)	FB Financial Corporation (FBK)
Hancock Whitney Corporation (HWC)	Heartland Financial USA Inc. (HTLF)
Home BancShares Inc. (HOMB)	Independent Bank Group, Inc. (IBTX)
Old National Bancorp (ONB)	Pinnacle Financial Partners Inc. (PNFP)
Prosperity Bancshares, Inc. (PB)	Renasant Corp. (RNST)
South State Corporation (SSB)	Synovus Financial Corp. (SNV)
Texas Capital Bancshares Inc. (TCBI)	Trustmark Corp. (TRMK)
UMB Financial Corp. (UMBF)	United Community Banks Inc. (UCBI)
The committee believes the peer group was indicative of the market in which the Company competed for the employment and retention of executive management in 2022, as such institutions were of similar size and had similar numbers of employees, product offerings, and geographic scope.
The executive salary and benefit programs are generally targeted to the peer group median for each compensation category in order to be competitive in the market. In cases where an executive’s experiences or performance warrant, the Company may exceed the peer group median. The Company’s incentive programs are analyzed with similar programs of the peer group. The incentive programs are designed for the emphasis of performance-based compensation.
The committee attempts to make compensation decisions consistent with the foregoing objectives and considerations, including, in particular, market levels of compensation necessary to attract, retain, and motivate the executive officers. Therefore, the aggregate wealth accumulated or realizable by an executive from past compensation grants is considered but not determinative in setting compensation or making additional grants.
Decisions Regarding Composition of Total Direct Compensation
The Company’s executive compensation program consists of a mix of separate components that seek to align the executives’ incentives with increasing shareholder value. For 2022, the Company’s executive incentive compensation program includes both non-equity and equity incentive compensation. The Company established target allocations of non-equity incentive compensation for executive officers. For 2022, for the CEO, the Board set a target allocation of potential non-equity incentive compensation at 100% of salary. For all executive officers other than the CEO, the Compensation Committee set targets for potential non-equity incentive compensation based upon the executive’s scope and performance ranging from 30% to 100% of salary. The Company also established target allocations of equity incentive compensation for executive officers. For 2022, for the CEO, the Board set a target allocation of potential equity incentive compensation at 170% of salary. For all executive officers other than the CEO, the Compensation Committee set targets for potential equity incentive compensation based upon the executive’s scope and performance ranging from 40% to 100% of salary. If performance goals are achieved at the threshold level, the annual grants for equity incentive compensation to such executives will vest at 75% of target. If performance goals are achieved at the target level, the annual grants for equity incentive compensation to such executives will vest at 100% of target. If performance goals are achieved at the maximum level, the annual grants for equity incentive compensation to such executives will vest at 150% of target. In recent years, the annual grants for equity incentive compensation have consisted of restricted stock awards, restricted stock unit awards, performance share unit awards and/or stock options as specified by the Compensation Committee.

The compensation of the named executive officers for 2022 was allocated as follows:
•
Base Salaries plus Bonus: ranges from approximately 29% to 49% of total direct compensation.

•
Cash Incentive Plan: ranges from approximately 22% to 31% of total direct compensation.

•
Equity Incentives: ranges from approximately 26% to 46% of total direct compensation.

“Total direct compensation” means annual base salaries plus bonus plus non-equity and equity incentive compensation, excluding non-recurring, special purpose grants or bonuses (including, for the avoidance of doubt, bonuses for the successful completion of mergers and acquisitions). The foregoing percentages are based on the grant date fair value of annual compensation (calculated in accordance with Accounting Standards Codification Topic 718, Compensation — Stock Compensation). Please refer to the discussion of Accounting Standards Codification Topic 718, Compensation — Stock Compensation, which precedes the 2022 Summary Compensation Table, below.
The Company emphasizes market practices in the design and administration of its executive compensation program. The Compensation Committee’s philosophy is that incentive pay should generally constitute a significant component of total direct compensation. The executive compensation program utilizes stock options, restricted stock awards, restricted stock units and performance share units, although no stock options or restricted stock awards were issued during 2022. Equity incentive performance measures generally should promote shareholder return and earnings growth, and the plan design should be based upon a direct connection between performance measures, the participant’s ability to influence such measures, and the award levels.
Consistent with the recommendation of the compensation consultant, the Compensation Committee included restricted stock units and performance share unit awards as components of the 2022 incentive compensation program.
Executive Compensation Program Overview
The Company takes shareholder feedback on its compensation programs very seriously. The Company appreciates that approximately 74% of shares that voted on the Company’s “say-on-pay” proposal at the 2022 Annual Meeting of Shareholders approved the compensation of the named executive officers, as disclosed in the 2022 proxy statement. While the Compensation Committee views this as an indication that the Company has been generally effective in implementing its compensation philosophy and objectives, the Committee acknowledges that this level of support is lower than that generally received in previous years. In response to this vote, and to enhance its understanding of investor perspectives regarding executive compensation and governance matters, the Company reviewed the analysis of certain proxy advisory firms and undertook engagements with certain of its largest shareholders to seek their feedback on these matters. Members of the Company’s executive management team and/or the chairman of the Compensation Committee (who is an independent director) participated in these discussions. Management provided both the Compensation Committee and the Board with updates concerning conversations with shareholders to enable both the Compensation Committee and the Board, as appropriate, to take into account the topics discussed and the feedback received. The following tables summarize certain executive compensation topics discussed during these engagements, as well as the Committee’s perspectives on them:
Topic Discussed
Certain shareholders emphasized their desire that, for public companies generally, executive compensation include significant performance-based components.
Committee Perspective

The Committee agrees that, generally, executive compensation should include significant performance-based components. Consistent with that view, and as set forth in greater detail in this “Compensation Discussion and Analysis” section, the 2022 short-term incentive program approved by the Committee is based on certain performance metrics, and half of the 2022 long-term incentive program approved by the Committee is based on certain performance metrics.

Topic Discussed

Certain shareholders disfavored amending, during 2021, the Core EPS threshold, target, and maximum performance goals (“2021 Amendments”) associated with long-term performance share unit awards originally granted to Company executives in 2019 and 2020 (“2019 and 2020 PSUs”).

Committee Perspective

The Committee believes that the use of its authority to amend the threshold, target, and maximum performance goals associated with long-term performance share unit awards is a significant action that generally should be undertaken only in special circumstances. During 2022, the Committee did not amend the threshold, target, or maximum performance goals associated with any outstanding long-term performance share unit awards.
With respect to the 2021 Amendments, as discussed in greater detail in the proxy statement for the 2022 annual meeting of shareholders, at the time that the 2019 and 2020 PSUs were originally granted, the Committee was unaware (and could not have been aware) of the significant impact that the COVID-19 pandemic (“Pandemic”) would have on the Company’s business and operations, as well as on the economy generally. In part because the Core EPS performance goals included in the 2019 and 2020 PSUs were based on the Company’s absolute performance (rather than, for example, performance relative to Company peers), during 2021, the Committee determined that the Company was likely no longer able to attain those performance goals largely due to the impact of the Pandemic and governmental interest rate reductions outside of the control of the Company and its management. Therefore, after considering a variety of factors in consultation with its compensation consultant, including, among others, the effect of the Pandemic on the Company’s business and operations and the economy generally, the extraordinary efforts of the named executive officers and other members of management to respond timely and successfully to the challenges faced by the Company as a result of the Pandemic, the financial and operational performance of the Company in light of the Pandemic, the Company’s compensation philosophy, and the influence of the original goals on the ability to retain qualified executive leadership, the Committee determined that, in this case, the use of its amendment authority was warranted.
It is worth noting, though, that for long-term performance share unit awards issued in 2021, 2022, and 2023, the Company has included more performance metrics that evaluate Company performance relative to peers (rather than on an absolute basis). While the Committee maintains the ability, in future years, to design long-term incentive programs that it determines to be, in all aspects, most appropriate for the Company, the Committee believes that one of the benefits of the inclusion of relative performance metrics in the 2021, 2022, and 2023 performance share unit awards is to help address some of the potential challenges associated with absolute performance metrics should circumstances like those caused by the Pandemic arise again (and hopefully thereby reduce the likelihood of a need to amend threshold, target, or maximum performance goals in the future).

Topic Discussed

In the performance-based component of its long-term incentive plan, the Company has, in recent years, included a total shareholder return (“TSR”) performance metric that evaluates the Company’s TSR during the performance period against the TSRs of other designated financial institutions. Certain shareholders suggested the Company consider including a cap on the payout associated with the TSR performance metric when it is included in a long-term incentive plan and when the Company’s absolute TSR during the performance period is negative.

Committee Perspective

The performance share unit awards granted to executives under the 2023 long-term incentive plan approved by the Committee (which is the first such plan approved by the Committee following the shareholder engagements) includes a TSR performance metric that evaluates the Company’s TSR during the relevant performance period against the TSRs of other designated financial institutions. For these awards, the Committee included a cap on the payout associated with the TSR performance metric if the Company’s absolute TSR during the relevant performance period is negative, which the Committee believes to be responsive to this shareholder feedback.

Topic Discussed
Certain shareholders generally disfavored one-time bonus payments to executives.
Committee Perspective

While the Committee does not believe that one-time bonuses should routinely represent a significant component of an executive’s overall annual compensation, the Committee does believe that one-time, discretionary bonuses can be appropriate in special situations, including bonuses awarded in connection with either onboarding a new executive to compensate for compensation forfeited at the prior company or the successful completion of strategic events, such as mergers and acquisitions. In addition, in recent years, competition among financial institutions for key personnel has increased, and, in the Company’s experience, one-time bonuses can be an important and effective tool for retaining key personnel who may have other employment opportunities. As a result, the Committee continues to believe the Company should be able to award one-time bonuses where special circumstances warrant and further believes that such use of these types of bonuses is consistent with the practices of many of the Company’s peers (and, again, is important to maintaining competitive pay practices at the Company).

Topic Discussed

Certain shareholders suggested that, where an incentive plan employs performance metrics that evaluate the Company’s performance relative to a peer group, the target incentive opportunity should be based on Company performance that exceeds the median performance within the peer group.

Committee Perspective

The Committee believes that relative performance-based incentive awards generally should incent performance that exceeds median performance of the relevant peer group. Where management is effective in achieving such performance (i.e., where Company performance is in the top portion of its peer group), the incentive award payout generally should reflect an increased amount when compared to the target opportunity. On the other hand, where management performance does not exceed median performance of the relevant peer group, the incentive award payout generally should be less than the target opportunity. Based on information provided by its compensation consultant, the Committee continues to believe that this incentive structure (with target opportunity for median of peer group performance) is appropriate and consistent with many of the Company’s peers.

The Compensation Committee recognizes that executive pay practices and governance continue to evolve, and the Compensation Committee is committed to continually evaluating the Company’s practices in this area, including through the use of advisors, to help ensure that they support the Company’s overall strategic goals.
The four primary components of the Company’s executive compensation program are:
•
base salary and bonus,

•
non-equity incentives,

•
equity incentives, and

•
benefits.

1. Base Salary and Bonus
Base salary is designed to provide competitive levels of compensation to executives based upon their experience, duties, and scope of responsibility. The Company pays base salaries because it provides a basic level of compensation and is necessary to recruit and retain executives. The Company may use annual base salary adjustments to reflect an individual’s performance or changed responsibilities. Base salary levels are also used as a benchmark for the amount of incentive compensation opportunity provided to an executive. For example, participation in the cash incentive plan (“CIP”) is set within a range of base salary based upon the executive’s scope of responsibility and the executive’s performance.
As discussed above, the Company’s executive compensation program emphasizes targeting the total amount of compensation to peer group practices with a mix of compensation, including a significant component of incentive compensation. At lower executive levels, base salaries represent a larger proportion of total compensation; but at senior executive levels, total compensation contains a larger component of incentive compensation opportunities.
In certain years, the Board has approved one-time, discretionary bonuses in special situations, such as in connection with onboarding a new executive or certain mergers and acquisitions. While the Company does not have a practice of routinely utilizing discretionary bonuses as a significant part of the executive compensation program, the Company does believe that such compensation may be appropriate in special situations, such as the Company’s successful merger and acquisition activities. The Company believes that, although mergers and acquisitions are an important part of the Company’s overall growth strategy, these transactions are complex, opportunistic events that are difficult to predict from a timing perspective and that must be carefully evaluated when they arise. The Company believes that building into the long-term incentive plan (discussed in greater detail below) an expectation that the Company must continue to engage in mergers and acquisitions over the course of a particular performance period could incent executive officers to seek transactions that may pose higher levels of risk to, and uncertainty for, the Company’s long-term performance. Therefore, the Company believes it is more appropriate to use one-time, discretionary bonuses to reward executives for exemplary leadership and service when deemed warranted in connection with important, strategic corporate transactions. In connection with the successful completion of the Company’s acquisitions of Landmark Community Bank, Triumph Bancshares, Inc., and Spirit of Texas Bancshares, Inc., and in recognition of such exemplary leadership and service, the Company, during 2022, awarded each of Messrs. Brogdon, Massanelli, and Reddin a cash bonus in the amount of $20,000, $15,000, and $15,000, respectively.
2. Non-Equity Incentives
The Company uses the CIP as a short-term incentive to encourage achievement of its annual performance goals. The CIP focuses on the achievement of annual financial goals and awards. The CIP is designed to:
•
support strategic business objectives,

•
promote the attainment of specific financial goals for the Company and the executive,

•
reward achievement of specific performance objectives, and

•
encourage teamwork.

The CIP is designed to provide executives with market competitive compensation based upon their scope of responsibility. The size of an executive’s CIP award is influenced by these factors, market practices, Company performance, and individual performance. The Compensation Committee generally sets the annual CIP award for an executive to provide an incentive at the market median for expected levels of performance. All of the named executive officers participated in the CIP in 2022. Awards earned under the CIP for 2022 are contingent upon employment with the Company through the payment date in the first quarter of the following fiscal year (no later than March 15), except for payments made in the event of death, retirement, or disability.
The ultimate amount paid to an executive under the CIP is a function of four variables:
•
the executive’s target award;

•
the goals set for the Company;

•
the payout amounts established by the Compensation Committee which generally correspond to Threshold, Target, and Maximum levels of performance; and

•
the Compensation Committee’s determination of the extent to which the goals were met and its exercise of any discretionary adjustments.

For 2022, company-wide core diluted earnings per share and adjusted efficiency ratio were approved as the performance goals for the CIP for Messrs. Makris, Brogdon, Fehlman, and Massanelli. For Mr. Reddin, company-wide core diluted earnings per share, adjusted efficiency ratio, and total business unit revenue were approved as the performance goals for the CIP for 2022. The Committee developed corresponding threshold, target, and maximum performance levels for each measure. The Committee also set target annual incentive opportunities for each named executive officer, measured as a percentage of base salary. Threshold and maximum payout opportunities, at 50% and 200% of target, were established for each performance goal. No portion of the annual incentive payout was guaranteed. If threshold core diluted earnings per share, threshold adjusted efficiency ratio, or, for Mr. Reddin, threshold total business unit revenue performance levels were not achieved, no payouts would be made under the CIP for that plan goal. To incent CIP participants to make decisions that have positive long-term impact on the Company, even at the expense of short-term results, and to prevent unusual gains and losses from having too great an impact on plan payouts, the Compensation Committee retained discretion to exclude items impacting comparability from company-wide results and adjust actual results for specific items that occurred during the plan year. In addition, the final payouts for Messrs. Brogdon and Massanelli were eligible for negative adjustments based on the actual expenses incurred by their respective departments as compared to budgeted amounts; and the final payout for Mr. Reddin was subject to reduction based upon certain asset quality metrics. Further, the Compensation Committee reserved the right to adjust the amount payable under the CIP in accordance with any standard or on any other basis as the Compensation Committee may determine. The 2022 CIP design was generally consistent with the design used in 2021.
The Compensation Committee generally sets the performance measures in the first quarter of each year based on management’s confidential business plan and budget for the coming year, which typically includes planned revenue growth, cost management and profit goals. The committee also sets threshold, target, and maximum performance levels where applicable. Maximum performance levels reflect ambitious goals which can only be attained when business results are exceptional. Threshold performance levels for the components are usually set based on an analysis of the budget for the coming year or as a percentage of target.
The Compensation Committee also assesses actual performance relative to pre-set levels and, in doing so, determines the amount of any final award payment. In determining final awards and in evaluating performance, the committee considers adjustments to GAAP net income and other corporate performance measures for unplanned, unusual, non-recurring, or other appropriate items.
Each participant in the CIP is allocated a targeted incentive as a percentage of his or her base salary which is payable if the Company’s performance satisfies the Target performance level for all components under the CIP and satisfies the qualifying criteria (if any), subject to Committee adjustment. The table below shows the targeted benefit for the named executive officers for 2022.
Executive Name & Title	Targeted Benefit (% of Base Salary)	Targeted Benefit ($)
George A. Makris, Jr., Chief Executive Officer	100.00%	$900,735
James M. Brogdon, Chief Financial Officer	75.00%	$356,250
Robert A. Fehlman, President and Chief Operating Officer	100.00%	$566,500
Matthew S. Reddin, EVP, Chief Banking Officer	90.00%	$370,800
Stephen C. Massanelli, SEVP, Chief Administrative Officer	50.00%	$175,100
For the participating named executive officers (except Mr. Reddin), the identification and weighting of the CIP components was uniform and limited to core diluted earnings per share and adjusted efficiency ratio. For Mr. Reddin, the identification and weighting of the CIP components included core diluted earnings per share (weighted at 25%), adjusted efficiency ratio (weighted at 25%), and total business unit revenue (weighted at 50%). For certain other business executives participating in the plan, the applicable CIP components included other individualized performance criteria related to the executive’s duties or performance components within the business line the executive manages. Further, the weighting of the CIP components may vary among the other participants in the CIP. The weighting of the CIP components for the named executive officers participating in the CIP in 2022 was as follows:
Component	Weighting (all NEOs except Reddin)	Weighting (Reddin)
Core Diluted Earnings per Share	50%	25%
Adjusted Efficiency Ratio	50%	25%
Total Business Unit Revenue	0%	50%
Generally, each component has three performance levels that determine the participant’s payout for that component: Threshold, Target, and Maximum. Absent exercise of Committee discretion, no payout is earned for a component if the Company’s performance is below the Threshold. The Company’s performance at the Threshold level for a component entitles the participant to 50% of the participant’s targeted benefit times the weighting factor for such component. The Company’s performance at the Target level for a component entitles the participant to 100% of the participant’s targeted benefit times the weighting factor for such component. The Company’s performance at the Maximum level entitles the participant to 200% of the participant’s targeted benefit times the weighting factor for such component. Performance in excess of the Maximum does not entitle the participant to a benefit in excess of the maximum benefit times the weighting of that component. If the performance with respect to any component is in excess of the Threshold but less than the Maximum, then the participant’s entitlement is a prorated percentage computed based upon the Company’s actual performance in proportion to the closest performance level for that component.
The core diluted earnings per share component was based upon the Company’s “core earnings” (net income adjusted to exclude non-core items, including items related to branch right sizing, the Company’s early retirement program, and merger-related costs) divided by the average diluted number of common shares outstanding for the period. For the participating named executive officers except Mr. Reddin, this component was allocated 50% of the participant’s targeted CIP benefit (the allocation for Mr. Reddin was 25%). The performance levels for 2022 were set by the Compensation Committee considering 2021 targets and the Company’s budget for 2022. The core diluted earnings per share target was set at $2.43. The threshold level was set at $2.26, and the maximum was set at $2.60. If core diluted earnings per share are below the threshold, there would be no core diluted earnings per share entitlement (absent the exercise of Committee discretion). The Committee certified $2.40 as the core diluted earnings per share for 2022, which exceeded the threshold but was less than the target and, thus, provided a benefit of 91% of the allocated target benefit for this component. In certifying such performance, the Compensation Committee excluded from its calculations a $33.8 million “Day 2 CECL provision expense” (pre-tax) (which equates to a $25 million provision expense (after-tax)) that the Company was required to take in connection with the completion of its acquisition of Spirit of Texas Bancshares, Inc. (which occurred in April 2022) as a result of technical accounting rules (and, which, therefore, the Committee deemed to be appropriate to exclude for evaluating management’s and the Company’s actual performance for compensation purposes). Without this exclusion, the Company’s core diluted earnings per share for 2022 would have been $2.20, which was below threshold.
The adjusted efficiency ratio component was based upon the Company’s adjusted efficiency ratio for 2022. “Adjusted efficiency ratio” means non-interest expense (excluding non-recurring items, foreclosed property expense, amortization of intangibles and goodwill impairments) divided by the sum of net interest income (fully taxable equivalent) plus non-interest revenues (excluding gains from securities and non-recurring items). For the participating named executive officers except Mr. Reddin, this component was allocated 50% of the participant’s targeted CIP benefit (the allocation for Mr. Reddin was 25%). The committee established a Threshold, Target, and Maximum for the adjusted efficiency ratio of the Company. The performance levels for 2022 were set by the Compensation Committee based upon the Company’s internal operating goals. The Threshold, Target, and Maximum were set at 60.4%, 56.4%, and 51.4%, respectively. The Company’s actual adjusted efficiency ratio for 2022 was 57.5%, which exceeded the threshold but was less than the target for this component. In certifying performance, though, the Compensation Committee excluded from its calculations the effects of certain tax credits the Company received during 2022. Therefore, as adjusted by the Compensation Committee, the Company’s adjusted efficiency ratio for 2022 was 57.3%, which also exceeded the threshold but was less than the target and, thus, provided a benefit of 89% of the allocated target benefit for this component.
In addition, for Mr. Reddin, the total business unit revenue component was based upon the revenue generated by the business units that reported to Mr. Reddin for 2022, and this component was allocated 50% of Mr. Reddin’s targeted CIP benefit. The committee established a Threshold, Target, and Maximum for this component. Performance levels for 2022 were set by the Compensation Committee based upon the Company’s internal operating goals. The Threshold, Target, and Maximum were set at $750,996,000, $807,523,000, and $864,050,000, respectively (following an increase to original performance levels for this component to account for the effects of the Company’s acquisition of Spirit of Texas Bancshares, Inc., which was completed in April 2022). Actual total business unit revenue for 2022 was $793,756,000, which exceeded the threshold but was less than the target and, thus, provided Mr. Reddin a benefit of 88% of the allocated target benefit for this component.

Furthermore, the Compensation Committee reduced the final payout for Mr. Reddin by ten percent (10%) of his targeted benefit amount (or $37,080) based on certain asset quality metrics.
Performance Table for All Named Executives Officers Except Mr. Reddin
Benefit Level(1)	Threshold 50%	Target 100%	Maximum 200%	2022 Results	2022 Benefit Level
Core Diluted Earnings per Share	$2.26	$2.43	$2.60	$2.40	91%
Adjusted Efficiency Ratio	60.4%	56.4%	51.4%	57.3%	89%
Aggregate Benefit(2)					90%

(1)
The percentage shown is the percentage of the target benefit for this component earned for performance of the component at the designated level.

(2)
The percentage shown is the percentage of the target benefit earned for performance of the above two components at the designated levels based upon the 50% weighting for each component applicable to all participating named executive officers except Mr. Reddin.

Performance Table for Mr. Reddin
Benefit Level(1)	Threshold 50%	Target 100%	Maximum 200%	2022 Results	2022 Benefit Level
Core Diluted Earnings per Share	$2.26	$2.43	$2.60	$2.40	91%
Adjusted Efficiency Ratio	60.4%	56.4%	51.4%	57.3%	89%
Total Business Unit Revenue	$750,996,000	$807,523,000	$864,050,000	$793,756,000	88%
Aggregate Benefit Before
Asset Quality Reduction(2)					89%
Aggregate Benefit After
Asset Quality Reduction(3)					79%

(1)
The percentage shown is the percentage of the target benefit for this component earned for performance of the component at the designated level.

(2)
The percentage shown is the percentage of the target benefit earned for performance of the above three components at the designated levels based upon the 25% weighting for each of the core diluted earnings per share and adjusted efficiency ratio components, as well as the 50% weighting for the total business unit revenue component, applicable to Mr. Reddin.

(3)
The percentage shown is the percentage of the target benefit calculated in the manner outlined in footnote (2) of this table and also reflecting a reduction of ten percent (10%) of Mr. Reddin’s targeted benefit amount (or $37,080) based on certain asset quality metrics related, in particular, to criticized loans.

In summary, the Compensation Committee determined that, for 2022, the Company exceeded at least the threshold performance level for each of the core diluted per share component, the adjusted efficiency ratio component, and, for Mr. Reddin, the total business unit revenue component. A summary of the CIP payments to the participating named executive officers for 2022 are shown in the following table.

Name	Component	Weighting Factor (%)	Targeted Incentive ($)	Earned Benefit Level (%)	Incentive Earned ($)
George A. Makris, Jr.	Core Diluted Earnings per Share	50%	$450,368	91%	$409,834
	Adjusted Efficiency Ratio	50%	$450,368	89%	$400,827
	Total CIP Benefit				$810,661
James M. Brogdon	Core Diluted Earnings per Share	50%	$178,125	91%	$162,094
	Adjusted Efficiency Ratio	50%	$178,125	89%	$158,531
	Total CIP Benefit				$320,625
Robert A. Fehlman	Core Diluted Earnings per Share	50%	$283,250	91%	$257,758
	Adjusted Efficiency Ratio	50%	$283,250	89%	$252,093
	Total CIP Benefit				$509,851
Matthew S. Reddin	Core Diluted Earnings per Share	25%	$92,700	91%	$84,357
	Adjusted Efficiency Ratio	25%	$92,700	89%	$82,503
	Total Business Unit Revenue	50%	$185,400	88%	$163,152
	Asset Quality Reduction (10% of Targeted Benefit)				$(37,080)
	Total CIP Benefit				$292,932
Stephen C. Massanelli	Core Diluted Earnings per Share	50%	$87,550	91%	$79,671
	Adjusted Efficiency Ratio	50%	$87,550	89%	$77,920
	Total CIP Benefit				$157,591
3. Equity Incentives
Since 2015, the Company has annually established a Long-Term Incentive Plan (“LTIP”) for equity awards under the Simmons First National Corporation 2015 Incentive Plan (as such plan has been amended and restated from time to time) (the “2015 Plan”). The major components of the LTIP are non-qualified stock options, restricted stock awards (“RSAs”), restricted stock units (“RSUs”) and performance share units (“PSUs”) that are settled in shares of Common Stock based on results over a three-year performance period. If shareholders approve the Simmons First National Corporation 2023 Stock and Incentive Plan (the “2023 Plan”) as described in Proposal 6, no further LTIP awards will be granted under the 2015 Plan following the date of this annual meeting, and future LTIP awards instead will be granted under the 2023 Plan. As with the 2015 Plan, the 2023 Plan includes non-qualified stock options, RSAs, RSUs, and PSUs as available award types.
Stock Options reward stock price appreciation directly by providing the opportunity for compensation only if the Company’s stock price increases from the date of grant. No stock options (or RSAs) were granted in 2022. PSUs reward the achievement over a 3-year performance period of specified financial performance criteria specified in the PSU at the time of the grant. Achievement of a threshold level of performance results in a payout equal to 50% of each participant’s approved target opportunity. Target performance results in a payout equal to 100% of the targeted opportunity. The maximum number of shares that can be earned for each of these performance measures is 200% of the targeted number of PSUs. The ultimate value of performance shares, which are paid in stock, is also impacted directly by stock price appreciation or depreciation over the performance period. Dividend equivalents are paid at the conclusion of the performance period based on the number of shares actually earned during the applicable performance period. If the performance with respect to any component is in excess of the Threshold and less than the Maximum, then the participant’s entitlement is a prorated percentage computed based upon the Company’s actual performance in proportion to the closest performance level for that component. RSUs generally vest in approximately equal installments over three years after the date of grant.
For the three-year performance period commencing in 2022 (“2024 Performance Period”), the allocation of the equity vehicles under the LTIP is 50% in RSUs and 50% in PSUs (valued at target). Performance does not increase the payout on the portion of the incentive allocated to RSUs, while performance above the Target may increase the payout on PSUs up to 200% of the Target payout level, thereby providing an approximate overall limitation on the LTIP benefits of 150% of Target payout.
When performance-based grants of restricted stock are utilized, the Compensation Committee identifies the specific components of the Company’s financial performance to be used in determining the grants. The components are weighted to emphasize the current strategic focus of the Company. The Compensation Committee sets Threshold, Target, and Maximum performance levels for each component which if satisfied will entitle the participant to 50%, 100%, and 200%, respectively, of the participant’s targeted benefit attributable to that component. The Company’s performance at the Threshold level for a component entitles the participant to 50% of the Participant’s target benefit times the weighting factor for such component. The Company’s performance at the Target level for a component entitles the participant to 100% of the Participant’s target benefit times the weighting factor for such component. The Company’s performance at the Maximum level entitles the participant to 200% of the Participant’s target benefit times the weighting factor for such component. Performance in excess of the Maximum does not entitle the participant to a benefit in excess of the maximum target benefit times the weighting of that component. If the performance with respect to any component is in excess of the Threshold and less than the Maximum, then the participant’s entitlement is a prorated percentage computed based upon the Company’s actual performance in proportion to the closest performance level for that component. In determining final awards and in evaluating performance, the committee considers adjustments to GAAP net income and other corporate performance measures for unplanned, unusual, non-recurring, or other appropriate items.
2024 Performance Period Grant
The equity incentive granted for the 2024 Performance Period (three-year period 2022-2024) consists of 50% RSUs and 50% PSUs. The RSUs granted for the 2024 Performance Period are time vested in approximately equal installments on the first, second, and third anniversary of the grant date. For the 2024 Performance Period, the PSUs were granted to the equity incentive plan participants in February 2022 and will be payable in early 2025 after certification of the results of the 2024 Performance Period by the Compensation Committee or, in the case of Messrs. Makris and Fehlman, the Board. In February 2022, the Compensation Committee established the performance criteria and the target payout for the PSUs, under the LTIP, including the participating named executive officers. The table below sets forth certain details for the equity incentive for the participating named executive officers in the 2024 Performance Period:
Executive Name & Title	Targeted Equity Incentive (% of Salary)*	Targeted Equity Incentive ($)	RSU Allocation ($)	PSU Allocation ($)
George A. Makris, Jr., CEO	170%	$1,531,250	$765,625	$765,625
James M. Brogdon, CFO	75%	$356,250	$178,125	$178,125
Robert A. Fehlman, President & COO	100%	$566,500	$283,250	$283,250
Matthew S. Reddin, EVP	60%	$247,200	$123,600	$123,600
Stephen C. Massanelli, SEVP	60%	$210,120	$105,060	$105,060

*
The percentage set forth in this table reflects the targeted equity incentive as a percentage of the annual salary level of the NEO that was approved by the Compensation Committee (or, in the case of Mr. Makris, the Board) in February 2022.

For grants made to each of the named executive officers for the 2024 Performance Period, the Compensation Committee established three PSU financial performance criteria: core return on average assets (“Core ROAA”), core return on tangible common equity (“Core ROTCE”) and total shareholder return (“TSR”) rankings. The weighting of each criterion for each of the named executive officers is as follows:

Criterion	Weighting
Core ROAA Ranking	30%
Core ROTCE Ranking	35%
TSR Ranking	35%
The Core ROAA ranking criterion compares the Company’s three-year average annual Core ROAA during the 2024 Performance Period with the three-year average annual Core ROAA for each of the other financial institutions contained in the KBW Regional Banking Index (“Index”) during the same period. Core ROAA means the Company’s core earnings (net income adjusted to exclude non-core items, including items related to the sale of branches, branch right sizing, the Company’s early retirement program, and merger-related costs) divided by the average total assets for the period. For the Core ROAA ranking criterion, if the Company’s three-year average annual Core ROAA ranks at the 50th percentile of the financial institutions contained in the Index, target performance for the criterion will be achieved. If the Company’s three-year average annual Core ROAA ranks at the 25th percentile of the financial institutions contained in the Index, threshold performance for the criterion will be achieved. If the Company’s three-year average annual Core ROAA ranks at or above the 75th percentile of the financial institutions contained in the Index, maximum performance for the criterion will be achieved. If the Company’s three-year average annual Core ROAA ranks below the 25th percentile of the financial institutions contained in the Index, there will be no Core ROAA entitlement (absent exercise of Committee discretion).
The Core ROTCE ranking criterion compares the Company’s three-year average annual Core ROTCE during the 2024 Performance Period with the three-year average annual Core ROTCE for each of the other financial institutions contained in the Index during the same period. Core ROTCE means the Company’s core earnings (net income adjusted to exclude non-core items, including items related to the sale of branches, branch right sizing, the Company’s early retirement program, and merger-related costs) adjusted by the amortization of intangibles divided by the average common stockholders’ equity less the average intangible assets (goodwill and other intangibles) for the period. For the Core ROTCE ranking criterion, if the Company’s three-year average annual Core ROTCE ranks at the 50th percentile of the financial institutions contained in the Index, target performance for the criterion will be achieved. If the Company’s three-year average annual Core ROTCE ranks at the 25th percentile of the financial institutions contained in the Index, threshold performance for the criterion will be achieved. If the Company’s three-year average annual Core ROTCE ranks at or above the 75th percentile of the financial institutions contained in the Index, maximum performance for the criterion will be achieved. If the Company’s three-year average annual Core ROTCE ranks below the 25th percentile of the financial institutions contained in the Index, there will be no Core ROTCE entitlement (absent exercise of Committee discretion).
The TSR ranking criterion compares the TSR for the Company during the relevant performance period (which, for the 2022 PSU grants, is the 2024 Performance Period) with the TSR for each of the other financial institutions contained in the Index during the same period. The TSR for the Company and each of the other financial institutions in the Index are calculated using the first twenty and the last twenty trading days during the relevant performance period (which, again, for the 2022 PSU grants, is the 2024 Performance Period). For the TSR ranking criterion, if the Company’s TSR ranks at the 50th percentile of the financial institutions contained in the Index, target performance for the criterion will be achieved. If the Company’s TSR ranks at the 25th percentile of the financial institutions contained in the Index, threshold performance for the criterion will be achieved. If the Company’s TSR ranks at or above the 75th percentile of the financial institutions contained in the Index, maximum performance for the criterion will be achieved. If the Company’s TSR ranks below the 25th percentile of the financial institutions contained in the Index, there will be no TSR entitlement (absent exercise of Committee discretion).
The PSU payout percentage will (absent exercise of Committee discretion) be the sum of (1) the payout percentage for the Core ROAA entitlement multiplied by .30, (2) the payout percentage for the Core ROTCE entitlement multiplied by .35, and (3) the payout percentage for the TSR entitlement multiplied by .35; provided that in no event may the PSU payout percentage exceed 200% of the target.

2024 Performance Period Performance Criteria
Criterion	Threshold (50%)	Target (100%)	Maximum (200%)
Core ROAA Ranking	25th Percentile	50th Percentile	75th Percentile
Core ROTCE Ranking	25th Percentile	50th Percentile	75th Percentile
TSR Ranking	25th Percentile	50th Percentile	75th Percentile
In addition, the Compensation Committee periodically utilizes time-vested restricted stock grants in the form of RSAs or RSUs in connection with hiring or promoting executives within the Company and as equity incentives for senior officers below the executive level. During 2022, 349 Company associates received time-vested RSU grants.
Please refer to the section below, “Other Guidelines and Procedures Affecting Executive Compensation” for additional information regarding the Company’s practices when granting stock options and restricted stock units.
Performance of 2020 PSUs
As previously described in the Company’s proxy statement for the Company’s 2021 annual shareholders’ meeting, as part of the LTIP established by the Compensation Committee in 2020, PSUs with a three-year performance period ending on December 31, 2022 (“2022 Performance Period”) were granted to each of the named executive officers except Mr. Brogdon (“2020 PSUs”). The performance criteria for the 2020 PSUs included the Company’s core diluted earnings per share for 2022 (“2022 Core EPS”), which was allocated a 70% weighting, and the Company’s TSR ranking for the 2022 Performance Period (“2022 TSR”), which was allocated a 30% weighting.
For 2022 Core EPS, the threshold, target, and maximum performance levels were $2.26, $2.43, and $2.60, respectively. The Committee certified $2.40 as the 2022 Core EPS, which exceeded the threshold but was less than the target and, thus, provided a benefit of 91% of the allocated target benefit for this criterion. In certifying such performance, the Compensation Committee excluded from its calculations a $33.8 million “Day 2 CECL provision expense” (pre-tax) (which equates to a $25 million provision expense (after-tax)) that the Company was required to take in connection with the completion of its acquisition of Spirit of Texas Bancshares, Inc. (which occurred in April 2022) as a result of technical accounting rules (and, which, therefore, the Committee deemed to be appropriate to exclude for evaluating management’s and the Company’s actual performance for compensation purposes). Without this exclusion, 2022 Core EPS would have been $2.20, which was below threshold.
For 2022 TSR, the threshold, target, and maximum performance levels were 25th percentile, 50th percentile, and 75th percentile, respectively. The Committee certified the 4th percentile as the 2022 TSR, which was below threshold and, therefore, did not result in any payout of the allocated target benefit for this criterion.
Thus, the aggregate payout (taking into account the weightings of the performance criteria) for the 2020 PSUs was 64% of the target benefit.
Performance Table for 2020 PSUs
Benefit Level(1)	Threshold 50%	Target 100%	Maximum	2022 Results	2022 Benefit Level
2022 Core EPS	$2.26	$2.43	$2.60	$2.40	91%
2022 TSR	25th Percentile	50th Percentile	75th Percentile	4th Percentile	0%
Aggregate Benefit(2)					64%

(1)
The percentage shown is the percentage of the target benefit for a performance criterion earned for performance of the criterion at the designated level.

(2)
The percentage shown is the percentage of the target benefit earned for performance of the above two performance criteria at the designated levels based upon a 70% weighting for 2022 Core EPS and a 30% weighting for 2022 TSR.

4. Benefits
A. Profit Sharing and Employee Stock Ownership Plan
The Company previously offered a combination profit sharing and employee stock ownership plan. This plan was open to substantially all of the employees of the Company including the named executive officers. The plan and the contributions to the plan were designed to provide for retirement benefits to employees and allow the employees of the Company to participate in the ownership of stock in the Company. During 2016, the Company terminated this plan and merged it into the Company’s 401(k) Plan.
B. 401(k) Plan
The Company offers a qualified 401(k) Plan in which it makes matching contributions to encourage employees to save money for their retirement. Additionally, the Company may make profit-sharing contributions to the plan which are allocated among participants based upon plan compensation without regard to participant contributions. This plan, and the contributions to it, enhance the range of benefits offered to executives and enhance the Company’s ability to attract and retain employees. Under the terms of the 401(k) Plan, employees may defer a portion of their eligible pay, up to the maximum allowed by I.R.S. regulation, and the Company matches 100% of the first 3% of eligible compensation and 50% of the next 2% of eligible compensation for a total match of 4% of eligible pay for each participant who defers 5% or more of his or her eligible pay. Additionally, for 2022, the Compensation Committee approved a discretionary contribution of 2.3% of aggregate associate compensation into the 401(k) Plan based upon the Company satisfying certain internal financial performance criteria, which are expected to be made in the first quarter of 2023. Account balances under the 401(k) Plan are fully vested at all times.
C. Perquisites and Other Benefits
Historically, perquisites and other benefits have represented a small part of the overall compensation package and generally are offered only after consideration of business need. The Compensation Committee annually reviews the perquisites and other personal benefits that are provided to senior management. The primary perquisites include cell phone reimbursements or stipends, club memberships, and certain relocation and moving expenses. In some cases, the Company, rather than (or in addition to) administering separate perquisite programs for particular officers, will provide a cash stipend to an executive officer to cover the approximate costs of such items. The stipends are taxable income to the officers who receive them and are generally uniform in amount for officers with similar duties and responsibilities.
In addition, the Company has purchased bank owned life insurance on the lives of the named executive officers and has entered into split dollar life insurance agreements with each of the named executive officers that provide a defined, lump sum life insurance benefit upon the death of the officer to such officer’s designated beneficiary or estate. The Company also permits executive officers (and directors) to use Company aircraft for personal purposes, provided that those executives (and directors) reimburse the Company for the Company’s incremental cost of such use.
D. Post-Termination Compensation
Deferred Compensation Arrangements   In 2022, the Company maintained certain non-qualified deferred compensation arrangements designed to provide supplemental retirement pay from the Company to certain of the executive officers. Four of the named executive officers had such agreements with the Company. The Deferred Compensation Agreements for Messrs. Makris, Brogdon, Fehlman, and Reddin are non-qualified defined benefit type plans. The Company bears the entire cost of benefits under these plans. The Company provides these retirement benefits in order to attract and retain executives. The amounts payable to the participants under these plans are determined by each plan’s benefit formula, which is described in the section of this proxy statement titled “Pension Benefits Table.”
Additionally, in 2017, the Company adopted the Simmons First National Corporation Deferred Compensation Plan (“NQDC Plan”). The NQDC Plan is as a non-qualified deferred compensation plan in the form of an excess contribution plan primarily open to executive officers and other highly compensated individuals whose compensation exceeds the annual tax code limit on compensation that can be taken into account for purposes of contributions to the Company’s 401(k) Plan. Under the NQDC Plan, participants may make contributions of up to 90% of Plan Compensation on a nonqualified basis. The Company’s matching contribution under the plan is limited to 4% of Excess Compensation, provided the executive officer has elected a deferral rate on Excess Compensation of at least 5% for the year. “Plan Compensation” includes base salary, bonus, commissions and cash incentive pay; and “Excess Compensation” is the amount of Plan Compensation that exceeds the compensation limits under the federal tax laws applicable to qualified retirement plans.
The NQDC Plan provides for discretionary non-elective Company contributions to the accounts of the participants, as well. Benefits under the NQDC Plan are fully vested at all times and are payable only upon separation from service according to the 409A compliant distribution election made by the executive officer upon election to participate in the plan.
Changes in Control.   The Company has entered into Change in Control Agreements (“CIC Agreements”) with members of senior management of the Company and its subsidiaries, including each of the named executive officers. The Company entered into the CIC Agreements because the banking industry has been consolidating for a number of years, and it does not want its executives distracted by a rumored or actual change in control. Further, if a change in control should occur, the Company wants its executives to be focused on the business of the organization and the interests of shareholders. In addition, it is important that the executives can react neutrally to a potential change in control and not be influenced by personal financial concerns. The Company believes the CIC Agreements are consistent with market practice and assist the Company in retaining its executive talent. The level of benefits for the named executive officers ranges from two to three times certain elements of their compensation which the Compensation Committee believes is competitive with the banking industry as a whole and specifically with the designated peer group.
Upon a change in control, followed by a termination of the executive’s employment by the Company without “Cause” or by the executive after a “Trigger Event” within a specified time, the CIC Agreements require the Company to pay or provide the following to the executive:
•
a lump sum payment equal to two or three times the sum of the executive’s base salary (the highest amount in effect anytime during the twelve months preceding the executive’s termination date) and the executive’s incentive compensation (calculated as the higher of the target CIP for the year of termination or the average of the executive’s last two years of actual CIP awards); and

•
only in the case of Mr. Fehlman, up to three years of additional coverage under the Company’s health, dental, life and long-term disability plans, as well as a payment to reimburse the executive for any excise taxes on severance benefits that are considered excess parachute payments under Sections 280G and 4999 of the Internal Revenue Code, as amended (the “Code”) plus income and employment taxes on such tax gross up as well as interest and penalties imposed by the IRS.

In addition, upon a change in control, all outstanding stock options vest immediately and all restrictions on restricted stock lapse. Restricted stock units vest if the employee is terminated within one year of the change in control. In the case of PSUs, if the change in control occurs after the first nine months of the applicable performance period then the PSU will vest and be payable at the target benefit level, with the remaining portion of the PSU terminated. Also, any CIP benefits become payable at the target benefit level and are pro-rated for the period elapsed. Further, upon a change in control, the requirement under the deferred compensation agreements for Messrs. Makris, Brogdon, Fehlman, and Reddin that the participant remain employed until retirement age (age 60 for Messrs. Fehlman, Brogdon, and Reddin, and age 65 for Mr. Makris) is void, and the benefit is immediately vested.
The Company believes that CIC Agreements should encourage retention of the executives during the negotiation and following a change in control transaction, compensate executives who are displaced by a change in control and not serve as an incentive to increase an executive’s personal wealth. Therefore, the CIC Agreements require that there be both a change in control and an involuntary termination without “Cause” or a voluntary termination within six months after a “Trigger Event” which is often referred to as a “double-trigger.” The double-trigger ensures that the Company will become obligated to make payments under the CIC Agreements only if the executive is actually or constructively discharged as a result of the change in control.

After a prior review of the existing CIC Agreements, the Company adopted a policy not to approve any new CIC Agreements containing a single trigger or a tax gross-up feature or any amendments to existing CIC Agreements to implement a single trigger or tax gross-up feature. The Compensation Committee reviews the change in control arrangements annually and makes adjustments from time to time to ensure that they are consistent with its compensation philosophies, current market practices, and assigned duties and responsibilities.
Other Guidelines and Procedures Affecting Executive Compensation
Stock-Based Compensation Procedures Regarding Compensation Committee and Board Approval.   The Compensation Committee approves all grants of stock-based compensation, except that any proposed stock-based compensation to the CEO (or, beginning in 2023, the Executive Chairman) is originated and recommended by the Compensation Committee and then submitted to the Board for approval. Grants to the CEO or the Executive Chairman may or may not occur simultaneously with grants to other executives. Prospective grants of stock-based compensation to other executives are proposed to the Compensation Committee by the CEO and/or the Executive Chairman. The committee considers, modifies, if necessary, and acts upon the proposed grants.
Stock-Based Compensation Procedures Regarding Timing and Pricing of Awards.   The Company’s policy is to make grants of stock options only at current market prices. Historically, the exercise price of stock options was set at the closing stock price on the day prior to the date of grant. However, options granted under the 2015 Plan will have the exercise price set at the closing stock price on the date of the grant. If shareholders approve the 2023 Plan as described in Proposal 6, options granted in the future under the 2023 Plan will have the exercise price set at the closing stock price on the date of the grant. The Company does not grant “in-the-money” options or options with exercise prices below market value at the time of the grant. The Company’s general policy is to consider equity grants at scheduled meetings of the Compensation Committee, and such grants are either effective on the approval date or a specified future date. For performance-based grants, based upon the Company’s results for the prior year, the Committee has typically approved such grants in January or February pursuant to authority delegated to it by the Board. The Company may make grants at other times throughout the year, upon due approval of the Compensation Committee or the Board, in connection with grants to the CEO, the Executive Chairman, or to other executives in non-routine situations, such as the hiring, promotion or retention of an executive officer or in connection with an acquisition transaction.
The Company schedules grants of equity awards at generally consistent times throughout the year. The Company does not time or plan the release of material, non-public information for the purpose of affecting the value of executive compensation.
Role of Executive Officers in Determining Executive Compensation.   The Compensation Committee oversees the administration of executive compensation plans, including the design, performance measures and award opportunities for the executive incentive programs, and certain employee benefits, subject to final action by the Board in certain cases. The Board, upon approval and recommendation from the Compensation Committee, determines and approves all compensation and awards to the CEO (and, beginning in 2023, the Executive Chairman). The Compensation Committee determines and approves all compensation and awards to the other executives. The committee reviews the performance and compensation of the CEO and the Executive Chairman. The CEO, the Executive Chairman, and/or the President, with the assistance of the associates in the Company’s Human Resources Department, review the performance and compensation of the other executive officers, including the other named executive officers, and provide their perspectives and report any significant issues or deficiencies to the committee. The Human Resources Department regularly reviews the unified compensation classification program of the Company which sets the compensation of all employees of the Company and its affiliates. The Company’s executive compensation decisions are based in part on peer data provided by the compensation consultant. Executive officers generally do not otherwise determine or make recommendations on the amount or form of executive compensation.
Adjustments to Incentive Compensation as a Result of Financial Inaccuracies.   The Compensation Committee’s policy is to recover improper amounts related to past awards in the event material inaccuracies are found in the Company’s financial results. Under the clawback provisions in the cash and equity incentive plans, including the proposed 2023 Plan as described in Proposal 6, the committee will seek recovery of any sums improperly paid as a bonus or incentive payments made to an executive on the basis of having met or exceeded performance targets during a period in which material inaccuracies of financial results are discovered.
Share Ownership Guidelines.   The Company encourages directors and executive officers to be shareholders. The Company believes that share ownership by directors and executives is a contributing factor to enhanced long-term corporate performance. Although the directors and named executive officers already have an equity stake in the Company (as reflected in the beneficial ownership information contained in this Proxy Statement), the Company has adopted share ownership policies for directors and certain officers.
Members of the Company’s board of directors are required to own shares of Common Stock with a value equal to at least three times the annual equity retainer paid to the director for service on the board, and directors are generally given five years to comply with the stock ownership requirement. Directors are not required to purchase shares to reach this guideline but are restricted (with limited exceptions) from liquidating shares received as equity-based compensation until the ownership guideline is satisfied.
Officers designated as executive vice president or above are subject to minimum stock ownership requirements. The minimum stock ownership requirement for the Chief Executive Officer and the Executive Chairman is the number of shares and certain other equity instruments which when multiplied by the market price of the stock equals five (5) times his or her base salary, while the requirement for all other covered officers is the number of shares and certain other equity instruments which when multiplied by the market price of the stock equals three (3) times his or her base salary. Compliance will be tested annually based upon the officer’s salary as of January 1 of such year and the average closing price of the Common Stock during December of the preceding year. Officers will be given five (5) years to comply with the stock ownership requirement, after which time, if they are in noncompliance, they will be restricted (with limited exceptions) from liquidating shares received as equity-based compensation until the ownership guidelines are satisfied.
Tax Considerations
The Company regularly analyzes the tax effects of various forms of compensation and the potential for excise taxes to be imposed on the executive officers which might have the effect of frustrating the Company’s compensation objectives. The following provisions of the Code have been considered.
Section 162(m)   Section 162(m) of the Code provides that compensation in excess of $1 million paid for any year to a corporation’s chief executive officer and the four other highest paid executive officers at the end of such year will not be deductible for federal income tax purposes. The Compensation Committee currently believes, however, that it is generally in the Company’s best interest for the Compensation Committee to retain flexibility to develop appropriate compensation programs and establish appropriate compensation levels. As a result, the Compensation Committee awards compensation that is not fully deductible under Section 162(m) when it believes it is in the best interest of the Company to do so, as it has done in recent years with respect to the named executive officers’ compensation.
Sections 280G and 4999.   The Company provides the named executive officers with change in control agreements as described in the section of this proxy statement titled “Changes in Control.” One of the change in control agreements provides for tax protection in the form of a gross-up payment to reimburse the executive for any excise tax under Code Section 4999 as well as any additional income and employment taxes resulting from such reimbursement. Code Section 4999 imposes a 20% non-deductible excise tax on the recipient of an “excess parachute payment” and Code Section 280G disallows the tax deduction to the payor of any amount of an excess parachute payment that is contingent on a change in control. A payment as a result of a change in control must exceed three times the executive’s base amount in order to be considered an excess parachute payment, and then the excise tax is imposed on the parachute payments that exceed the executive’s base amount. The intent of the tax gross-up is to provide a benefit without a tax penalty to the executive who is displaced in the event of a change in control. The Company believes the provision of tax protection for excess parachute payments for one of its executive officers is consistent with the historic market practice within the banking industry, is a valuable incentive in retaining executives and is consistent with the objectives of the Company’s overall executive compensation program (as previously discussed, though, the Company no longer provides for “gross-up” payments in new change in control agreements).

Summary
In summary, the Company believes this mix of salary, formula-based cash incentives for short-term performance, and equity-based compensation for long-term performance motivates the Company’s management team to produce strong returns for shareholders. Further, in the view of the Compensation Committee, the overall compensation program appropriately balances the interests and needs of the Company in operating its business with appropriate employee rewards based on enhancing shareholder value.
Compensation Committee Report
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the U.S. Securities and Exchange Commission.
Submitted by the Compensation Committee of the Board of Directors.
Jay D. Burchfield, Chairman	Steven A. Cossé	Jerry Hunter
Susan Lanigan	W. Scott McGeorge	Robert L. Shoptaw	Mindy West
RELATIONSHIP OF COMPENSATION POLICIES AND PRACTICES TO RISK MANAGEMENT
The Company intends that total compensation and each of its components, including base salary, bonus, incentive compensation (if applicable), retirement and other benefits should be market competitive and consistent with the Company’s performance goals. The Company seeks to attract, retain, develop and reward high performing associates who are committed to the Company’s success. Base salaries are set based upon the job classification, and incentive compensation (if applicable) is based on Company and individual performance.
The Company has not identified any compensation practice or policy that presents risks that are reasonably likely to have a material adverse effect on the Company. The Company strives to ensure that its compensation programs do not create inappropriate risks for the Company. As a part of its general review of the Company’s compensation programs, the Compensation Committee:
Reviews with management the Company’s employee compensation plans to take reasonable steps to identify and limit any unnecessary risks that these plans pose to the Company;
Reviews with management the compensation plans for the named executive officers and makes reasonable efforts to ensure that these plans do not encourage the named executive officers to take unnecessary and excessive risks; and
Reviews with management the Company’s compensation programs to help identify and revise any features in the compensation programs that would encourage the misstatement or manipulation of the Company’s financial information or reported earnings to enhance employee compensation.
The reviews include consideration of risks in all compensation programs and factors designed to mitigate risks in such programs. The Company has implemented “clawback” provisions in its incentive compensation programs, requiring any of the participants to repay any bonus or incentive compensation that was based upon statements of earnings, revenues, gains or other criteria that are later found to be materially inaccurate.
SUMMARY OF COMPENSATION AND OTHER PAYMENTS TO THE NAMED
EXECUTIVE OFFICERS
Overview   The following sections provide a summary of cash and certain other amounts paid for the year ended December 31, 2022, to the named executive officers. Except where noted, the information in the Summary Compensation Table generally pertains to compensation to the named executive officers for the year ended December 31, 2022. The compensation disclosed below is presented in accordance with SEC regulations. According to those regulations, the Company is required in some cases to include:
•
amounts paid in previous years;

•
amounts that may be paid in future years, including amounts that will be paid only upon the occurrence of certain events, such as a change in control of the Company or the satisfaction of certain performance requirements;

•
amounts paid to the named executive officers which might not be considered “compensation” (for example, distributions of deferred compensation earned in prior years, and at-market earnings, dividends or interest on such amounts);

•
an assumed value for share-based compensation equal to the fair value of the grant as presumed under accounting regulations, even though such value presumes the option will not be forfeited or exercised before the end of its 10-year life, and even though the actual realization of cash from the award depends on whether the stock price appreciates above its price on the date of grant, whether the executive will continue his employment with the Company and when the executive chooses to exercise the option; and

•
the increase in present value of future pension payments, even though such increase is not cash compensation paid this year and even though the actual pension benefits will depend upon a number of factors, including when the executive retires, his compensation at retirement and in some cases the number of years the executive lives following his retirement.

Therefore, you are encouraged to read the following tables closely. The narratives preceding the tables and the footnotes accompanying each table are important parts of each table. Also, you are encouraged to read this section in conjunction with the discussion above at “Compensation Discussion and Analysis.”
2022 SUMMARY COMPENSATION TABLE
The following table provides information concerning the compensation of the named executive officers for 2020, 2021, and 2022, the most recently completed fiscal year. The column “Salary” discloses the amount of base salary paid to the named executive officer for each year. The column “Bonus” discloses cash amounts paid to named executive officers as discretionary bonuses. In the columns “Stock Awards” and “Option Awards,” SEC regulations require the disclosure of the award of stock or options at the grant date fair value measured in dollars and calculated in accordance with Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“Topic 718”). For restricted stock and PSUs, the Topic 718 fair value per share is based on the closing price of the stock on the date of grant. For stock options, the Topic 718 fair value per share is based on certain assumptions which are explained in Note 15 to the Company’s financial statements which are included in the annual report on Form 10-K filed with the SEC on February 27, 2023. The amounts shown in the Summary Compensation Table include the fair value of the option grants, RSU grants and PSU grants in the year of grant, without regard to any deferred vesting. Please also refer to the second table in this Proxy Statement, “Grants of Plan-Based Awards.”
RSAs may vest on a single date or may vest on multiple dates over an extended period after the date of grant. RSAs are conditioned on the participant’s continued employment with the Company and may also have additional restrictions, including performance conditions. Restricted stock allows the participant to vote and receive dividends prior to vesting.
RSUs are a contingent right to receive shares of the Company’s stock upon satisfaction of certain vesting criteria. RSUs may vest on a single date or may vest on multiple dates over an extended period after the date of grant. RSUs are conditioned on the participant’s continued employment with the Company and may also have additional restrictions, including performance conditions. RSUs do not allow the participant to vote or receive dividends prior to vesting. While no dividends are paid on the shares underlying the RSUs, the RSU program may provide for a cash bonus after vesting in an amount equal to the dividends which would have been earned on the shares during the period from grant until issuance.
PSUs represent the right to receive a share of stock upon the Company’s satisfaction of certain specified performance criteria. The performance period for the PSUs is generally three years but may be shorter. The PSUs typically vest at the end of the performance period following certification by the Compensation Committee at which time the shares earned under the PSU, if any, are paid to the participant. PSUs are conditioned on the participant’s continued employment with the Company and satisfaction of specified performance criteria but may have additional restrictions. PSUs do not allow the participant to vote the underlying shares. While no dividends are paid on the shares underlying the PSUs, the PSU program may provide for a cash bonus after vesting in an amount equal to the dividends which would have been earned on the shares during the performance period.
The column “Non-Equity Incentive Plan Compensation” discloses the dollar value of all earnings for services performed during the fiscal year pursuant to awards under non-equity incentive plans, including the CIP. Whether an award is included with respect to any particular fiscal year depends on whether the relevant performance measure was satisfied during the fiscal year. For example, the CIP awards are annual awards and the payments under those awards are made based upon the achievement of financial results measured as of December 31 of each fiscal year; accordingly, the amount reported for CIP corresponds to the fiscal year for which the award was earned even though such payment was made after the end of such fiscal year.
The column “Change in Pension Value and Nonqualified Deferred Compensation Earnings,” discloses the sum of the dollar value of (1) the aggregate change in the actuarial present value of the named executive officer’s accumulated benefit under all defined benefit and actuarial pension plans (including supplemental plans) in effect during the indicated years; and (2) any above-market or preferential earnings on nonqualified deferred compensation, including on nonqualified defined contribution plans. The annual increase in the present value of the benefits for the named executive officers under their deferred compensation plans is disclosed in this column.
The column “All Other Compensation” discloses the sum of the dollar value of:
•
perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000;

•
all “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes, if any;

•
amounts paid or which became due related to termination, severance or a change in control, if any;

•
the contributions to vested and unvested defined contribution plans;

•
any life insurance premiums paid during the year for the benefit of a named executive officer; and

•
dividends paid on unvested shares of restricted stock.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus(a) ($)	Stock Awards ($)(b)	Option Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(c)	Total ($)
George A. Makris, Jr., Chairman & CEO(d)	2022	$887,618	$40,211	$1,501,896	$0	$810,661	$351,828	$146,361	$3,738,575
	2021	$861,751	$93,155	$3,050,403	$0	$1,114,988	$519,227	$133,189	$5,772,713
	2020	$849,001	$514,583	$1,298,779	$0	$0	$608,717	$125,132	$3,396,212
James M. Brogdon, EVP & CFO(d)	2022	$465,000	$20,000	$349,307	$0	$320,625	$96,940	$76,010	$1,327,882
	2021	$311,950	$50,000	$820,148	$0	$298,010	$43,493	$29,339	$1,552,940
Robert A. Fehlman, President & COO(d)	2022	$558,250	$11,490	$555,482	$0	$509,851	$612,705	$108,075	$2,355,853
	2021	$550,000	$31,005	$1,049,672	$0	$701,250	$611,382	$89,953	$3,033,262
	2020	$550,000	$246,964	$386,435	$0	$0	$462,542	$85,991	$1,731,932
Matthew S. Reddin, EVP, Chief Banking Officer	2022	$406,000	$21,685	$242,394	$0	$292,932	$176,792	$46,692	$1,186,495
	2021	$400,000	$10,588	$472,863	$0	$373,500	$190,394	$50,068	$1,497,413
	2020	$400,000	$119,534	$224,824	$0	$0	$118,531	$44,441	$907,330
Stephen C. Massanelli, SEVP, Chief Administrative Officer	2022	$345,100	$20,517	$206,063	$0	$157,591	$0	$57,305	$786,576
	2021	$335,001	$19,019	$435,638	$0	$216,750	$0	$55,217	$1,061,625
	2020	$330,001	$99,789	$185,502	$0	$0	$0	$53,725	$669,016

(a)
This category reflects the payment of a cash bonus in an amount equal to dividend equivalents on vested PSUs for 2022, 2021, and 2020, and other cash bonuses. For 2020, this category also reflects the CIP bonus awards paid in the discretion of the Compensation Committee, as discussed under the caption “Compensation Discussion and Analysis” in the Company’s proxy statement for its 2021 annual meeting of shareholders. For 2022, this category also reflects the cash bonus awarded to each of Messrs. Brogdon, Massanelli, and Reddin in connection with the successful completion of the Company’s acquisitions of Landmark Community Bank, Triumph Bancshares, Inc., and Spirit of Texas Bancshares, Inc., and in recognition of such exemplary leadership and service, as described above.

(b)
The award of stock or options is disclosed at the grant date fair value measured in dollars and calculated in accordance with Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“Topic 718”). For RSUs and PSUs, the Topic 718 fair value per share is based on the closing price of the stock on the date of grant. For stock options, the Topic 718 fair value per share is based on certain assumptions which are explained in Note 15 to the Company’s financial statements which are included in the annual report on Form 10-K filed with the SEC on February 27, 2023. PSUs are shown using their target payout. Assuming the highest level of performance is achieved under the applicable performance conditions for PSUs, the maximum possible value of the 2022 total stock awards reported in the “Stock Awards” column for Makris, Brogdon, Fehlman, Reddin, and Massanelli would be $2,252,844, $523,960, $833,223, $363,591, and $309,095, respectively; the maximum possible value of the 2021 total stock awards reported in the “Stock Awards” column for Makris, Brogdon, Fehlman, Reddin, and Massanelli would be $3,787,458, $939,822, $1,332,948, $596,476, and $540,716, respectively; and the maximum possible value of the 2020 total stock awards reported in the “Stock Awards” column for Makris, Fehlman, Reddin, and Massanelli would be $1,948,169, $579,652, $337,236, and $278,253, respectively.

Note that, for 2021, the “Stock Awards” column also includes the incremental fair values associated with the May 2021 adjustments to the 2019 PSUs and 2020 PSUs awarded to Messrs. Makris, Fehlman, Reddin, and Massanelli. For Messrs. Makris, Fehlman, Reddin, and Massanelli, these values were $1,576,291, $483,119, $225,636, and $225,485, respectively, calculated in accordance with Topic 718.
(c)
This category includes the following perquisites and other benefits for 2022:

	401(k)Plan	Stipend and Club Dues	NQDC Plan	Insurance Premiums	Dividends on Unvested Restricted Shares	Total Other Compensation
Mr. Makris	$19,215	$19,604	$96,971	$10,571	$0	$146,361
Mr. Brogdon	$19,215	$12,000	$30,878	$13,917	$0	$76,010
Mr. Fehlman	$19,215	$12,000	$62,943	$13,917	$0	$108,075
Mr. Reddin	$19,215	$13,200	$0	$13,917	$360	$46,692
Mr. Massanelli	$19,215	$12,000	$18,866	$7,224	$0	$57,305

(d)
During 2022, Mr. Makris served as Chairman and Chief Executive Officer, Mr. Fehlman served as President and Chief Operating Officer, and Mr. Brogdon served as Executive Vice President and Chief Financial Officer. Effective January 1, 2023, Mr. Makris was appointed Executive Chairman and Chairman of the Board, Mr. Fehlman was appointed Chief Executive Officer, and Mr. Brogdon was appointed President and Chief Financial Officer.

2022 GRANTS OF PLAN-BASED AWARDS
This table discloses information concerning each grant of an award made to a named executive officer in 2022. This includes CIP awards, and restricted stock unit awards and performance share unit awards under the Company’s equity incentive plans, which are discussed in greater detail under the caption “Compensation Discussion and Analysis.” The Threshold, Target and Maximum columns reflect the range of possible payouts under the CIP. In years when granted, in the 6th and 7th columns, the number of shares of Common Stock underlying options granted in the fiscal year and corresponding per-share exercise prices are reported. In all cases, the exercise price was equal to the closing market price of the Common Stock on the date of grant. Finally, in the 8th column, the aggregate value computed under Topic 718 for all stock and option awards made in 2022 is reported.

2022 GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(a)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Options Awards Number of Securities Underlying Option (#)	Exercise or Base Price of Option Awards: ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
George A. Makris, Jr.
CIP	02-24-22	$450,368	$900,735	$1,801,470
Equity Plan	02-24-22				13,614	27,228	54,456				$750,948
Equity Plan	02-24-22							27,228(b)			$750,948
James M. Brogdon
CIP	02-23-22	$178,125	$356,250	$712,500
Equity Plan	02-23-22				3,106	6,211	12,422				$174,653
Equity Plan	02-23-22							6,211(c)			$174,653
Robert A. Fehlman
CIP	02-23-22	$283,250	$566,500	$1,133,000
Equity Plan	02-23-22				4,939	9,877	19,754				$277,741
Equity Plan	02-23-22							9,877(c)			$277,741
Matthew S. Reddin
CIP	02-23-22	$185,400	$370,800	$741,600
Equity Plan	02-23-22				2,155	4,310	8,620				$121,197
Equity Plan	02-23-22							4,310(c)			$121,197
Stephen C. Massanelli
CIP	02-23-22	$87,550	$175,100	$350,200							$103,032
Equity Plan	02-23-22				1,832	3,664	7,328				$103,032
Equity Plan	02-23-22							3,664(c)

(a)
This is a PSU award under the 2015 Plan. The performance metrics applicable to this grant are average core return on average assets, average core return on tangible common equity, and total shareholder return, each during the three-year performance period (2022-2024) on a relative basis (as compared against other banks in the KBW Regional Banking Index). The shares earned, if any, will be issued promptly after the Compensation Committee certifies the performance results achieved.

(b)
This RSU award vests in three substantially equal annual installments on February 24, 2023, 2024, and 2025.

(c)
This RSU award vests in three substantially equal annual installments on February 23, 2023, 2024, and 2025.

OPTION EXERCISES AND STOCK VESTED IN 2022
The following table provides information concerning exercises of stock options, stock appreciation rights and similar instruments and vesting of stock, including restricted stock and similar instruments, which were granted in prior years but were exercised or vested during 2022 for each of the named executive officers on an aggregated basis. The table reports the number of securities for which options were exercised; the aggregate dollar value realized upon exercise of options; the number of shares of stock or units that vested; and the aggregate dollar value realized upon vesting of stock or units.

2022 OPTION EXERCISES AND STOCK VESTED
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(a) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(b) ($)
George A. Makris, Jr.	0	$0	84,223	$2,299,447
James M. Brogdon	0	$0	5,373	$135,947
Robert A. Fehlman	0	$0	30,092	$813,098
Matthew S. Reddin	0	$0	14,251	$379,494
Stephen C. Massanelli	0	$0	13,715	$369,009

(a)
The Value Realized on Exercise is computed using the difference between the closing market price upon the date of exercise and the option price.

(b)
The Value Realized on Vesting is computed using the closing market price upon the date of vesting.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022
The following table provides information concerning unexercised options and restricted stock (including RSUs and PSUs) that has not vested for each named executive officer outstanding as of the end of 2022. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award, including awards that have been transferred other than for value (if any).
For option awards, the table discloses the exercise price and the expiration date. For stock awards, the table provides the total number of shares of stock that have not vested and the aggregate market value of shares of stock that have not vested. The market value of stock awards was computed by multiplying the closing market price of the Company’s stock as of December 31, 2022, $21.58, by the number of shares.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Nave Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units That Have Not Vested ($)
George A. Makris, Jr.	21,420	0	$20.29	12-31-24
	25,440	0	$22.20	03-25-25
	104,580	0	$22.75	08-09-25
	27,290	0	$23.51	01-19-26
					9,696(a)	$209,240
					17,431(b)	$376,161
					27,228(c)	$587,580
					18,616(d)	$401,733
							52,292(e)	$1,128,461
							54,456(f)	$1,175,160
James M. Brogdon					16,000(g)	$345,280
					2,748(h)	$59,302
					6,211(i)	$134,033
							8,242(e)	$177,862
							12,422(f)	$268,067

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Nave Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units That Have Not Vested ($)
Robert A. Fehlman	8,680	0	$20.29	12-31-24
	15,270	0	$22.20	03-25-25
	42,410	0	$22.75	08-09-25
	9,810	0	$23.51	01-19-26
					2,772(j)	$59,820
					6,643(k)	$143,356
					9,877(l)	$213,146
					5,320(d)	$114,806
							19,928(e)	$430,046
							19,754(f)	$426,291
Matthew S. Reddin	19,060	0	$22.75	08-09-25
	3,580	0	$23.51	01-19-26
					1,613(j)	$34,809
					2,899(m)	$62,560
					4,310(n)	$93,010
					3,095(d)	$66,790
							8,696(e)	$187,660
							8,620(f)	$186,020
Stephen C. Massanelli	5,000	0	$20.29	12-31-24
	24,420	0	$22.75	08-09-25
	5,050	0	$23.51	01-19-26
					1,331(j)	$28,723
					2,464(o)	$53,173
					3,664(p)	$79,069
					2,554(d)	$55,115
							7,392(e)	$159,519
							7,328(f)	$158,138

(a)
These RSUs vested on February 27, 2023.

(b)
These RSUs vest in two installments of 8,715 shares and 8,716 shares on April 22, 2023 and 2024, respectively.

(c)
These RSUs vest in three installments (each of 9,076 shares) on February 24 in years 2023-2025.

(d)
These PSUs were issued under the 2015 Plan with a performance period ending on December 31, 2022. The actual number of shares which were earned under the award based on achievement of performance goals (which achievement was certified in January 2023) is shown in the table.

(e)
These PSUs were issued under the 2015 Plan with a performance period ending on December 31, 2023. The maximum number of shares which may vest under the award is shown in the table.

(f)
These PSUs were issued under the 2015 Plan with a performance period ending on December 31, 2024. The maximum number of shares which may vest under the award is shown in the table.

(g)
These RSUs vest in four installments (each of 4,000 shares) on April 26 in years 2023-2026.

(h)
These RSUs vest in two installments (each of 1,374 shares) on February 24 in years 2023-2024.

(i)
These RSUs vest in three installments (2,070 shares, 2,070 shares, and 2,071 shares) on February 23 in years 2023-2025.

(j)
These RSUs vest on February 26, 2023.

(k)
These RSUs vest in two installments of 3,321 shares and 3,322 shares on April 21, 2023 and 2024, respectively.

(l)
These RSUs vest in three installments (3,292 shares, 3,292 shares, and 3,293 shares) on February 23 in years 2023-2025.

(m)
These RSUs vest in two installments of 1,449 shares and 1,450 shares on April 21, 2023 and 2024, respectively.

(n)
These RSUs vest in three installments (1,436 shares, 1,437 shares, and 1,437 shares) on February 23 in years 2023-2025.

(o)
These RSUs vest in two installments (each of 1,232 shares) on April 21 in years 2023-2024.

(p)
These RSUs vest in three installments (1,221 shares, 1,221 shares, and 1,222 shares) on February 23 in years 2023-2025.

2022 PENSION BENEFITS TABLE
The following table provides information with respect to certain agreements that provide for payments or other benefits at, following or in connection with retirement. This includes tax-qualified defined benefit plans and supplemental executive defined benefit retirement plans but does not include defined contribution plans (whether tax qualified or not). The Company provides supplemental executive defined benefit retirement agreements for George A. Makris, Jr., James M. Brogdon, Robert A. Fehlman, and Matthew S. Reddin. The Present Value of the Accumulated Benefit reflects the actuarial present value of the named executive officer’s accumulated benefit under the agreements, computed as of December 31, 2022. In making such calculations, it was assumed that the retirement age will be the normal retirement age as defined in the agreement or if not so defined, the earliest time at which a participant may retire under the plan without any benefit reduction due to age.
Makris Plan
The supplemental executive defined benefit retirement agreement for George A. Makris, Jr. was established in 2013 and amended in 2018 (and amended again in January 2023). The Makris Plan is designed to work with the other retirement arrangements of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Makris. The Makris Plan requires Mr. Makris to remain in the employ of the Company until he attains age 65 to be eligible to receive benefits under the agreement, provided that in the event of a change in control the benefits are fully vested. The Makris Plan provides a benefit upon normal retirement at or after age 65, or upon death or disability prior to age 65, a monthly sum equal to one twelfth (1/12) of twenty percent (20%) of the final average compensation (the average compensation paid to him by the Company for the most recent five consecutive calendar years; provided that, under the January 2023 amendment, the five year period ends with 2022), but in no event shall the monthly sum be less than $8,333.33. The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 120 consecutive months. Compensation for purposes of the Makris Plan includes salary, bonus and short-term incentive compensation programs (CIP), but excludes equity compensation plans (stock options, RSAs, RSUs and PSUs) and long-term incentive compensation programs. Additionally, under the January 2023 amendment, final average compensation is subject to certain cost-of-living adjustments.
Brogdon Plan
The supplemental executive defined benefit retirement agreement for James M. Brogdon was established in 2021 and is designed to work with the other retirement arrangements of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Brogdon. The Brogdon Plan requires Mr. Brogdon to remain in the employ of the Company until he attains age 60 to be eligible to receive benefits under the agreement, provided that in the event of a change in control the benefits are fully vested. The Brogdon Plan provides a benefit upon normal retirement at or after age 60, or upon death or disability prior to age 60, a monthly sum equal to one twelfth (1/12) of thirty percent (30%) of the final average compensation (the average base salary paid to him by the Company for the most recent five consecutive calendar years). The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 180 consecutive months.

Fehlman Plan
The supplemental executive defined benefit retirement agreement for Robert A. Fehlman was established in 2010 and amended in 2017. The Fehlman Plan is designed to work with the other retirement arrangements of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Fehlman. The Fehlman Plan requires Mr. Fehlman to remain in the employ of the Company until he attains age 60 to be eligible to receive benefits under the agreement, provided that in the event of a change in control the benefits are fully vested. The Fehlman Plan provides a benefit upon normal retirement at or after age 60, or upon death or disability prior to age 60, a monthly sum equal to one twelfth (1/12) of thirty percent (30%) of the final average compensation (the average compensation paid to him by the Company for the most recent five consecutive calendar years). The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 180 consecutive months. Compensation for purposes of the Fehlman Plan includes salary, bonus and short-term incentive compensation programs (CIP), but excludes equity compensation plans (stock options, RSAs, RSUs and PSUs) and long-term incentive compensation programs.
Reddin Plan
The supplemental executive defined benefit retirement agreement for Matthew S. Reddin was established in 2017 and is designed to work with the other retirement arrangements of the Company, on an aggregated basis with Social Security benefits, to provide a targeted level of benefits for Mr. Reddin. The Reddin Plan requires Mr. Reddin to remain in the employ of the Company until he attains age 60 to be eligible to receive benefits under the agreement, provided that in the event of a change in control the benefits are fully vested. The Reddin Plan provides a benefit upon normal retirement at or after age 60, or upon death or disability prior to age 60, a monthly sum equal to one twelfth (1/12) of thirty percent (30%) of the final average compensation (the average compensation paid to him by the Company for the most recent five consecutive calendar years). The benefit payments begin on the first day of the seventh month following retirement, death or disability and continue for 180 consecutive months. Compensation for purposes of the Reddin Plan includes salary, bonus and short-term incentive compensation programs (CIP), but excludes equity compensation plans (stock options, RSAs, RSUs and PSUs) and long-term incentive compensation programs.
2022 PENSION BENEFITS
Name	Name Plan	Number of Years Credited Service (#)	Present Value of the Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
George A. Makris, Jr.	Makris Plan	(a)	$2,948,808	$0
James M. Brogdon	Brogdon Plan	(a)	$140,433	$0
Robert A. Fehlman	Fehlman Plan	(a)	$2,850,599	$0
Matthew S. Reddin	Reddin Plan	(a)	$676,641	$0

(a)
The benefits under the Makris Plan, Brogdon Plan, Fehlman Plan, and Reddin Plan are not dependent upon the credited years of service. Except for disability, death or a change in control, continuous service until the normal retirement at age (60) under the Brogdon Plan, Fehlman Plan, and Reddin Plan, and age (65) under the Makris Plan, is required.

NONQUALIFIED DEFERRED COMPENSATION
The Company maintains the Simmons First National Corporation Nonqualified Deferred Compensation Plan (“NQDC Plan”), as a non-qualified deferred compensation plan. The NQDC Plan is an excess contribution plan primarily open to executive officers and other highly compensated individuals whose compensation exceeds the annual tax code limit on compensation that can be taken into account for purposes of contributions to the Company’s 401(k) Plan. Under the NQDC Plan, participants may make contributions of up to 90 percent of Plan Compensation on a nonqualified basis. The Company’s matching contribution under the plan is limited to four percent (4%) of Excess Compensation, provided the Executive Officer has elected a deferral rate on Excess Compensation of at least five percent (5%) for the year. “Plan Compensation”

includes base salary, bonus, commissions and cash incentive pay; and “Excess Compensation” is the amount of Plan Compensation that exceeds the compensation limits under the federal tax laws applicable to qualified retirement plans.
The NQDC Plan provides for discretionary non-elective Company contributions to the accounts of the participants at the discretion of the Company. For 2022, the Company made a discretionary contribution at a formula rate of 2.3% of 2022 Plan Compensation reduced by the amount of the discretionary contribution to the 401(k) Plan based upon the same formula rate. The Company matching and discretionary contributions were credited to the accounts in the first quarter of 2023 but are reflected in the “Aggregate Balance at December 31, 2022” column in the table below. See footnote (d) to the table below.
The assets of the NQDC Plan are held in an irrevocable trust. The participants are allowed to self-direct the investment of their account among the same investment options offered under the Simmons First National Corporation 401(k) Plan. The earnings on the investments in the NQDC Plan do not constitute above-market or preferential earnings which would require us to report earnings in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table.
Benefits under the NQDC Plan are fully vested at all times and are payable upon separation from service or at a selected future date (or dates) according to the 409A compliant annual distribution election made by the executive officer prior to the plan year.
The following table sets forth the participant contributions, Company contributions and the aggregate earnings, withdrawals and balances during 2022 for the named executive officers under the NQDC Plan:
2022 NONQUALIFIED DEFERRED COMPENSATION
Name	Executive Contributions in 2022(a) ($)	Company Contributions in 2022(b) ($)	Aggregate Earnings in 2022(c) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2022(d) ($)
George A. Makris, Jr.	$45,061	$96,971	$(163,823)	$0	$815,580
James M. Brogdon	$35,175	$30,878	$(782)	$0	$65,271
Robert A. Fehlman	$162,254	$62,943	$10,059	$0	$813,211
Matthew S. Reddin	$0	$0	$0	$0	$0
Stephen C. Massanelli	$77,443	$18,866	$(8,004)	$0	$278,505

(a)
The amounts reported are also reported under the “Salary,” “Bonus,” and “Non-Equity Incentive Plan Compensation” headings, as applicable, in the Summary Compensation Table. The “Non-Equity Incentive Plan Compensation” portions of these amounts represent contributions earned in the last completed fiscal year but not credited until the following fiscal year.

(b)
The amounts reported are also reported under the “All Other Compensation” heading in the Summary Compensation Table and represent contributions earned in the last completed fiscal year but not credited until the following fiscal year.

(c)
No portion of the amounts in this column constitutes above-market or preferential earnings; thus, no portion of such amounts are included in the Summary Compensation Table.

(d)
The amounts reported reflect the actual aggregate balances as of December 31, 2022, plus the amounts referenced in footnotes (a) and (b) above that were earned in the last completed fiscal year but credited in the following year. The following table identifies the amounts that have previously been reported as compensation in our Summary Compensation Table for prior years:

Name	Amounts in “Aggregate Balance at December 31, 2022” Column Reported as Compensation in Summary Compensation Tables for Previous Years
George A. Makris, Jr.	$617,258
James M. Brogdon	$0
Robert A. Fehlman	$619,930
Matthew S. Reddin	$0
Stephen C. Massanelli	$194,096
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table summarizes the estimated payments to be made under each contract, agreement, plan or arrangement which provides for payments to a named executive officer at, following, or in connection with any termination of employment, including by resignation, retirement, or a constructive termination of a named executive officer, or a change in control or a change in the named executive officer’s responsibilities. However, in accordance with SEC regulations, no amounts to be provided to a named executive officer under any arrangement which does not discriminate in scope, terms, or operation in favor of the executive officers and which are available generally to all salaried employees are reported.
For the purpose of the quantitative disclosure in the following table, and in accordance with SEC regulations, the termination is assumed to have taken place on the last business day of the Company’s most recently completed fiscal year, and the price per share of the Common Stock is the closing market price as of that date — $21.58.
Cash Payments.   None of the named executive officers presently has an employment agreement which guarantees him employment for any period of time. Therefore, any post-termination payments of salary or severance to any named executive officer would be provided only if offered under any Company broad-based severance plan in the event of a reduction in force or other termination by the Company without cause which is discretionary in nature or pursuant to a Change in Control Agreement (“CIC Agreement”).
The Company has entered into CIC Agreements with certain executives of the Company and the subsidiary bank pursuant to which the Company would pay certain salary benefits. As of December 31, 2022, the Company had CIC Agreements with Messrs. Makris, Brogdon, Fehlman, Reddin, and Massanelli. The Company would make such payments only if there is a change in control and if the Company terminates an executive without “Cause” within twenty-four months of a CIC or the executive resigns within six months after a “Trigger Event.” The Company will pay an amount up to three times, in the case of Mr. Makris, and two times for all other named executive officers, the sum of (1) highest annual base salary for the previous twelve months and (2) the greater of the projected target annual incentive to be paid under the CIP for the current year, or the average CIP bonus paid to the executive over the preceding two years. The termination compensation is payable in cash within 30 business days following the termination, unless the participant is a Specified Employee, as defined in Section 409A of the Code, in which case the termination compensation shall be payable on the first day of the seventh month after termination.
The CIC Agreement for Mr. Fehlman will also provide the executive with continuing coverage under the Company’s medical, dental, life insurance, and long-term disability plans for three years following the change in control date. Additionally, if Mr. Fehlman is over 55 years of age, the CIC Agreement allows the executive, at his election, to continue medical, dental, and life insurance coverage after the initial three-year period, at the executive’s cost, if the executive is not then eligible to be covered by a similar program maintained by the current employer of the executive or the executive’s spouse. Finally, the CIC Agreement for Mr. Fehlman requires the Company to make a tax “gross-up” payment in the event any of the foregoing benefits subject the executive to the excise tax on excess parachute payments as determined under Sections 280G and 4999 of the Code (notably, the Company no longer provides for “gross-up” payments in new CIC agreements). Please also refer to the discussion of the CIC Agreements above at “Compensation Discussion and Analysis.”
Accelerated Vesting of Incentives.   The Company has provided and continues to provide equity and non-equity incentives to the named executive officers through the Company’s Executive Stock Incentive Plans and 2015 Plan and the CIP. Please also refer to the discussion of equity and non-equity incentives above at

“Compensation Discussion and Analysis.” If shareholders approve the 2023 Plan as described in Proposal 6, no further equity awards will be granted under the 2015 Plan or any prior equity compensation plan of the Company following the date of this annual meeting, and future equity awards instead will be granted under the 2023 Plan.
Equity Incentives — Stock Options.   Unvested stock options vest upon the named executive officer’s death or disability or upon the officer’s involuntary termination of service within one year after a change in control. Further, unvested stock options vest upon the retirement of a named executive officer after age 65 or after age 62 with ten years of service. Upon any other termination, the executive forfeits his unvested stock options, unless the Compensation Committee takes specific action to vest some or all of the unvested options. The value of accelerated options was calculated by multiplying the number of shares times the difference between the closing price of the Common Stock on the last business day of 2022 and the exercise price of the options. Please refer to the discussions above at “Compensation Discussion and Analysis” for more information about stock options.
Equity Incentives — Restricted Stock Awards.   Unvested RSAs vest upon a change in control. Upon the retirement, death, or disability of a named executive officer, the Compensation Committee has discretion to accelerate the vesting of unvested RSAs. Upon any termination, including the retirement, death, or disability, the named executive officer forfeits his unvested RSAs, unless the Compensation Committee takes specific action to vest some or all of the unvested stock. Accordingly, the table below reflects the accelerated vesting of this stock upon a change in control. An executive forfeits all undistributed shares upon the termination of the executive’s employment for all other reasons.
Equity Incentives — Restricted Stock Units.   Upon the retirement (after age 65 or after age 62 with ten years of service), death or disability of a named executive officer, the vesting of unvested RSUs is accelerated to the date of such event. Further, unvested RSUs will vest if, within one year after a change in control, the named executive officer is involuntarily terminated. Upon any other termination, the named executive officer forfeits his unvested RSUs, unless the Compensation Committee takes specific action to vest some or all of the unvested stock. Accordingly, the table below reflects the accelerated vesting of this stock upon retirement, death, or disability of the named executive officer or a change in control.
Equity Incentives — Performance Share Units.   Unvested PSUs vest upon the named executive officer’s death or disability. Upon a change in control, unvested PSUs vest if the change in control occurs after nine months have elapsed in the performance period, otherwise the unvested PSUs are terminated. Further, unvested PSUs vest pro rata based on the period of employment during the performance period upon the retirement of a named executive officer after age 65 or after age 62 with ten years of service. Upon any other termination, the executive forfeits his unvested PSUs, unless the Compensation Committee takes specific action to vest some or all of the unvested PSUs. Accordingly, the table below reflects the accelerated vesting of the PSUs upon the named executive officer’s retirement (if he or she has met the qualifying criteria), upon death or disability, or upon a change in control in compliance with the rules set forth above. An executive forfeits all undistributed PSUs upon the termination of the executive’s employment for all other reasons.
Non-Equity Incentives — CIP.   Upon a change in control, the CIP benefit will be accelerated and payable on a pro-rata basis based on the target level benefit. For purposes of the disclosure in the table below, SEC regulations require that such change in control be assumed to occur on the last day of the Company’s most recently completed fiscal year, which coincides with the last day of the performance period under CIP for 2022. As a result of such assumption, the table below reflects the acceleration of the full value of the target level benefit. However, in the case of retirement, death, or disability, the CIP benefit will not be accelerated but will be payable on a pro-rata basis based on the actual benefit level achieved. Therefore, these amounts would not be increased or enhanced as a result of the executive’s departure. The amounts earned under the CIP for 2022 are reported in the Summary Compensation Table.
Retirement Arrangements — Makris Plan, Brogdon Plan, Fehlman Plan, and Reddin Plan.   Upon a change in control, the sole participant under each of the Makris Plan, Brogdon Plan, Fehlman Plan, and Reddin Plan, Mr. Makris, Mr. Brogdon, Mr. Fehlman, and Mr. Reddin, respectively, will become fully vested in the benefits under such plans. Payment of the benefits would commence on the first day of the seventh calendar month following the executive’s termination of services to the Company. In the absence of a change in control, upon the death or disability of the participant or the executive’s retirement at or after age 60 for

Mr. Brogdon, Mr. Fehlman, and Mr. Reddin, and age 65 for Mr. Makris, each participant’s benefits under the respective plans will become fully vested and will become payable commencing on the first day of the seventh month after such event. In the event of the termination of the participant’s employment under any other conditions prior to the executive’s attaining age 60 for Mr. Brogdon, Mr. Fehlman, and Mr. Reddin, and age 65 for Mr. Makris, all benefits under the respective plans are forfeited. For purposes of the disclosure in the table below, SEC regulations require that such change in control be assumed to occur on the last day of the most recently completed fiscal year. As a result of such assumption, each participant would become fully vested in the benefits under the executive’s plan.
Miscellaneous Benefits.   Under the CIC Agreements, which are discussed above at “Compensation Discussion and Analysis,” the Company is obligated to pay certain other benefits. This includes continuation of medical, dental, life, and long-term disability insurance coverage for three years from the date of the change in control and certain tax gross-up payments for Mr. Fehlman. The conditions to the Company’s obligations under the CIC Agreements are discussed above. Except for the benefits payable under the CIC Agreements, the Company has no obligation to continue any other perquisites after a named executive officer’s employment terminates.
In addition, as described in the “Compensation Discussion and Analysis” section above, the Company has purchased bank owned life insurance that provides a defined, lump-sum death benefit for the named executive officer’s designated beneficiary or estate.
Executive Benefits and Payments upon Termination	Retirement	Involuntary Not for Cause Termination	Change in Control With and Without Trigger Event Termination	Death / Disability
George A. Makris, Jr.
Cash compensation programs	$0	$0	$5,404,410 (a)	$0
Accelerated Vesting of Incentives(b)	$2,717,598	$0	$3,853,246	$3,878,335
Retirement Plans(c)	$2,723,794	$0	$2,723,794	$2,723,794
Other Benefits(d)	$0	$0	$0	$2,547,000
James M. Brogdon
Cash compensation programs	$0	$0	$1,662,500(e)	$0
Accelerated Vesting of Incentives(b)	$0	$0	$1,117,830	$984,544
Retirement Plans(f)	$0	$0	$1,563,634	$1,563,634
Other Benefits(d)	$0	$0	$0	$890,000
Robert A. Fehlman
Cash compensation programs	$0	$0	$2,266,000(e)	$0
Accelerated Vesting of Incentives(b)	$0	$0	$1,590,407	$1,387,465
Retirement Plans(f)	$0	$0	$3,043,084	$3,043,084
Other Benefits and Tax Gross-Up(d)(g)	$0	$0	$41,752(h)	$1,650,000
Matthew S. Reddin
Cash compensation programs	$0	$0	$1,565,600 (e)	$0
Accelerated Vesting of Incentives(b)	$0	$0	$852,402	$630,849
Retirement Plans(f)	$0	$0	$1,926,028	$1,926,028
Other Benefits(d)	$0	$0	$0	$800,000
Stephen C. Massanelli
Cash compensation programs	$0	$0	$1,050,600(e)	$0
Accelerated Vesting of Incentives(b)	$374,980	$0	$581,020	$533,737
Retirement Plans	$0	$0	$0	$0
Other Benefits(d)	$0	$0	$0	$660,000

(a)
Under the Change in Control Agreements (“CIC”) between certain named executive officers and the Company, upon the occurrence of a change in control and a qualifying termination, severance cash payments will consist of three times the sum of the following items: (1) the highest annual base salary for the previous twelve months and (2) the greater of the projected target annual incentive to be paid under the CIP for the current year, or the average CIP bonus paid to the executive over the prior two years.
(b)
The payment due the named executive officer due to certain termination triggers related to the Company’s equity compensation plans is made based on the specific terms and conditions associated with each plan and the respective award. These amounts are attributable to the vesting of unvested restricted stock (including, where appropriate, RSUs and PSUs) and stock options, as of December 31, 2022. In the case of a change in control, these amounts also include the acceleration of the full value of the target level benefit under the 2022 CIP award. In the case of retirement, RSUs and PSUs do not vest unless the named executive officer has attained either age 65 or age 62 with ten years of service. As of December 31, 2022, only Messrs. Makris and Massanelli had met the qualifying retirement criteria for RSU and PSU retirement vesting. In the case of disability, PSUs with a performance period ending on December 31, 2022 are valued using the actual number of shares that vested, and PSUs with performance periods ending after December 31, 2022 are valued using the maximum number of shares which may vest. In the case of death, PSUs with a performance period ending on December 31, 2022 are valued using the actual number of shares that vested, and PSUs with performance periods ending after December 31, 2022 are valued using the maximum number of shares which may vest. In the case of retirement, PSUs with a performance period ending on December 31, 2022 are valued using the actual number of shares that vested, and PSUs with performance periods ending after December 31, 2022 are valued using the maximum number of shares which may vest and prorating the value based on a retirement date of December 31, 2022.

(c)
Because Mr. Makris has attained age 65, he becomes fully vested in the benefit under the Makris Plan upon his retirement, death, disability, or a change in control. The monthly benefit would commence on the seventh month after his termination of service. The information related to the Makris Plan is also disclosed in the Pension Benefits Table. The value disclosed is the present value of Mr. Makris’s benefit, fully vested as of December 31, 2022.

(d)
Had Messrs. Makris, Brogdon, Fehlman, Reddin, or Massanelli died on December 31, 2022, the death benefits payable under the bank owned life insurance to their designated beneficiaries or estates would have been $2,547,000, $890,000, $1,650,000, $800,000, and $660,000, respectively.

(e)
Under the Change in Control Agreements (“CIC”) between certain named executive officers and the Company, upon the occurrence of a change in control and a qualifying termination, severance cash payments will consist of two times the sum of the following items: (1) the highest annual base salary for the previous twelve months and (2) the greater of the projected target annual incentive to be paid under the CIP for the current year, or the average CIP bonus paid to the executive over the prior two years.

(f)
The named executive officer’s benefit under the Brogdon Plan, Fehlman Plan, or Reddin Plan (as applicable) does not vest until he attains age 60; however, he becomes fully vested upon his death, disability, or a change in control. The monthly benefit would commence on the seventh month after his termination of service. The information related to the Brogdon Plan, Fehlman Plan, and Reddin Plan is also disclosed in the Pension Benefits Table. The value disclosed is the present value of his benefit, fully vested as of December 31, 2022.

(g)
The amounts related to Other Benefits and Tax Gross-Up for a change in control include the costs associated with continued participation in the Company’s health and welfare benefit plans for a period of 36 months under the applicable CIC Agreement. The amount related to the tax gross-up is a reimbursement for certain taxes that would be applicable to the payments and accelerated benefits occurring upon a change in control.

(h)
Upon a change in control, Mr. Fehlman would receive a monthly benefit of $1,159.78 for the next 36 months for purposes of continued health and welfare benefits under the CIC.

2022 Pay Ratio Disclosure
As required by Item 402(u) of Regulation S-K, we are providing the following information:
For fiscal 2022, our last completed fiscal year:
•
The median of the annual total compensation of all employees of our company (other than Mr. Makris), was $63,572; and

•
The annual total compensation of Mr. Makris, our Chairman & CEO, was $3,738,575.

Based on this information, the ratio for 2022 of the annual total compensation of our Chairman & CEO to the median of the annual total compensation of all employees is 59 to 1.
We completed the following steps to identify the median of the annual total compensation of all our employees and to determine the annual total compensation of our median employee and CEO:
•
As of December 31, 2022, our employee population consisted of approximately 3,166 individuals, including full-time, part-time, temporary, and seasonal employees employed on that date.

•
To find the median of the annual total compensation of all our employees (other than our CEO), we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for fiscal 2022. In making this determination, we annualized the compensation of full-time and part-time permanent employees who were employed on December 31, 2022, but did not work for us the entire year. No full-time equivalent adjustments were made for part-time employees.

•
We identified our median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation.

•
After identifying the median employee, we added together all of the elements of such employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $63,572.

With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column for 2022 of our Summary Compensation Table.
This ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
PAY VERSUS PERFORMANCE DISCLOSURES
Pay Versus Performance Table
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the “Compensation Discussion and Analysis” section above.

Pay Versus Performance
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)(7)	Core Diluted Earnings per Share, as Adjusted(8)
					Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$3,738,575	$126,277	$1,414,202	$735,041	$89	$116	$256.4	$2.40
2021	$5,772,713	$7,414,844	$1,668,021	$1,923,320	$118	$125	$271.1	$2.69
2020	$3,396,212	$1,790,825	$1,021,269	$478,520	$84	$91	$254.9	$2.40

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Makris (who, during 2020-2022, was our Chairman and Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to the “Summary Compensation Table” above.

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Makris, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Makris during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Makris’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Change in the Actuarial Present Value of Pension Benefits(c)	Pension Benefit Adjustments(d)	Compensation Actually Paid to PEO
2022	$3,738,575	$(1,501,896)	$(2,053,122)	$(351,828)	$294,548	$126,277
2021	$5,772,713	$(3,050,403)	$4,723,606	$(519,227)	$488,155	$7,414,844
2020	$3,396,212	$(1,298,779)	$(192,234)	$(608,717)	$494,343	$1,790,825

(a)
The adjustment for the reported value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$943,722	$(2,820,957)	$—	$(175,887)	$—	$—	$(2,053,122)
2021	$1,752,043	$2,674,572	$—	$296,991	$—	$—	$4,723,606
2020	$1,262,710	$(1,319,726)	$—	$(135,218)	$—	$—	$(192,234)

(c)
The adjustment amounts included in this column are the amounts reported in “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for each applicable year.

(d)
The total pension benefit adjustments for each applicable year include the aggregate of two components: (i) the actuarially determined service cost for services rendered by Mr. Makris during the applicable year (the “service cost”); and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “prior service cost”), in each case, calculated in accordance with U.S. GAAP. The amounts deducted or added in calculating the pension benefit adjustments are as follows:

Year	Service Cost	Prior Service Cost	Total Pension Benefit Adjustments
2022	$294,548	$—	$294,548
2021	$286,264	$201,891	$488,155
2020	$292,452	$201,891	$494,343

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (“NEOs”) as a group (excluding Mr. Makris, who served as our Chairman and CEO during 2020-2022) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Makris) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, James M. Brogdon, Robert A. Fehlman, Matthew S. Reddin and Stephen C. Massanelli; (ii) for 2021, James M. Brogdon, Robert A. Fehlman, Matthew S. Reddin, Jennifer B. Compton and Stephen C. Massanelli; and (iii) for 2020, Robert A. Fehlman, Matthew S. Reddin, Jennifer B. Compton and Stephen C. Massanelli.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Makris), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Makris) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Makris) for each year to determine the compensation actually paid, using the same methodology described above in footnote (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefit Adjustments(b)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$1,414,202	$(338,312)	$(248,840)	$(221,609)	$129,600	$735,041
2021	$1,668,021	$(641,177)	$943,872	$(199,488)	$152,092	$1,923,320
2020	$1,021,269	$(245,560)	$(232,221)	$(173,755)	$108,787	$478,520

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2022	$213,141	$(422,473)	$—	$(39,508)	$—	$—	$(248,840)
2021	$464,427	$419,330	$—	$60,115	$—	$—	$943,872
2020	$224,702	$(412,364)	$—	$(44,559)	$—	$—	$(232,221)

(b)
The amounts deducted or added in calculating the total pension benefit adjustments are as follows:

Year	Average Service Cost	Average Prior Service Cost	Total Average Pension Benefit Adjustments
2022	$126,601	$2,999	$129,600
2021	$149,093	$2,999	$152,092
2020	$105,788	$2,999	$108,787

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: KBW NASDAQ Regional Banking Index.

(7)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)
“Core diluted earnings per share, as adjusted” is based on the Company’s “core earnings” (net income adjusted to exclude non-core items, including items related to branch right sizing, the Company’s early retirement program, and merger-related costs) divided by the average diluted number of common shares outstanding for the period, and further subject to any adjustments made by the Compensation Committee in connection with certifying performance (including, for 2021 and 2022, the Committee’s exclusion of “Day 2 CECL provision expense”).

Financial Performance Measures
As described in greater detail in the “Compensation Discussion and Analysis” section above, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the

Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our executives to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s named executive officers, for the most recently completed fiscal year, to the Company’s performance are as follows:
•
Core Diluted Earnings per Share, as Adjusted

•
Adjusted Efficiency Ratio, as Adjusted

•
Core Return on Average Assets Ranking

•
Core Return on Tangible Common Equity Ranking

•
Total Shareholder Return Ranking

Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the “Compensation Discussion and Analysis” section above, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following graphic descriptions of the relationships between certain information presented in the Pay Versus Performance table.
Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid and Net Income
Compensation Actually Paid and Core Diluted Earnings per Share, as Adjusted

Cumulative Total Shareholder Return of the Company and Cumulative Total Shareholder Return of the Company’s Peer Group

Company Cumulative TSR vs. Peer Group Cumulative TSR
Cumulative TSR
(value of initial $100 investment)
$150
$140
$130
$120
$110
$100
$90
$80
2019
2020
2021
2022
$100
$91
$84
$125
$118
$116
$89
Company Cumulative TSR
KBW NASDAQ Regional Banking Index

DIRECTOR COMPENSATION
The following table provides information with respect to the compensation of directors of the Company during 2022, the most recently completed fiscal year. The Company maintains an equity compensation program for its non-employee directors. In accordance with SEC regulations, outright grants of stock are valued in accordance with the terms of the plan and consistent with Topic 718, at the closing price of the stock on the date of grant.
All non-employee directors receive an annual equity retainer of approximately $60,000 for service on the Board, payable in restricted stock units that vest in four substantially equal installments. In order for an installment to vest, the director must be serving on the Board at the scheduled time of vesting. The first installment vests as of the grant date, and the second, third, and fourth installments vest on July 1, 2022; October 1, 2022; and January 3, 2023, respectively. The RSUs were issued on May 3, 2022 (following the directors’ reelection to the Board) under the 2015 Plan and valued at the closing price of the Common Stock on that date, $24.40. If a director joins the Board in between annual meetings of shareholders, the annual retainer is prorated and paid in cash. If shareholders approve the 2023 Plan as described in Proposal 6, no further equity awards will be granted under the 2015 Plan following the date of this annual meeting, and future equity awards to non-employee directors, including the annual RSU equity retainer, instead will be granted under the 2023 Plan.
Non-employee directors also receive a cash retainer for their service on the Board and the board of Simmons Bank. Non-employee directors serving on committees receive an annual cash retainer for service on the committee as set forth in the table below (unless the director elects to receive such retainers in RSUs). Committee chairmen receive an enhanced retainer due to their increased responsibilities. For any director appointed to the Board or to a committee during the year, the cash retainers are prorated based upon the remaining period of service.

Committee	Member Retainer	Chairman Retainer
Audit	$15,000	$30,000
Compensation	$10,000	$20,000
Executive	$10,000	$30,000
Nominating & Corporate Governance	$10,000	$20,000
Risk	$10,000	$35,000
The Company maintains a voluntary deferred compensation plan in which non-employee directors may defer receipt of any part or all of their respective directors’ fees, including retainer fees, meeting fees and committee fees. The director must elect to participate in the plan prior to the calendar year for which the deferral will be applicable. Upon election, a director must elect the form of payment (lump sum or annual installments over two to five years) and the date of payment (attainment of a specified age or cessation of serving as a director of the Company). The sums deferred under the plan are credited to an account for the director along with earnings on the deferred sum at an interest rate equal to the yield on the ten-year U.S. Treasury bond, computed quarterly. The plan was frozen with respect to new deferrals for director fees, as well as closed to new participants, in December 2022. The table below summarizes the compensation the Company paid the directors during 2022.
2022 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(a)	All Other Compensation ($)(b)	Total ($)(c)
Dean Bass(d)	$60,000	$60,024	$0	$120,024
Jay D. Burchfield	$0	$155,047	$0	$155,047
Marty D. Casteel	$48,000	$107,034	$0	$155,034
William E. Clark, II	$70,000	$60,024	$105	$130,129
Steven A. Cossé	$105,000	$60,024	$0	$165,024
Mark C. Doramus	$0	$155,047	$105	$155,152
Edward Drilling	$85,000	$60,024	$53	$145,077
Eugene Hunt	$65,000	$60,024	$0	$125,024
Jerry Hunter	$85,000	$60,024	$31	$145,055
Susan Lanigan	$75,000	$75,026	$105	$150,131
George A. Makris, Jr.(e)	$—	$—	$—	$—
W. Scott McGeorge	$0	$145,026	$0	$145,026
Tom Purvis	$70,000	$60,024	$105	$130,129
Robert L. Shoptaw	$100,000	$60,024	$0	$160,024
Julie Stackhouse	$75,000	$60,024	$105	$135,129
Russell Teubner	$70,000	$60,024	$53	$130,077
Mindy West	$85,000	$60,024	$105	$145,129

(a)
The annual Board equity retainer is computed over the twelve-month period (May 1 — April 30) and was awarded on May 3, 2022, consisting of 2,460 restricted stock units valued at the closing market price of the Common Stock on that date, $24.40. The annual retainer vests in substantially equal quarterly installments, with the first installment vesting as of the grant date, and the second, third, and fourth installments vesting on July 1, 2022; October 1, 2022; and January 3, 2023, respectively. The cash retainer payments are payable quarterly computed on a calendar year basis, with the first installment payable in February and subsequent quarterly installments were payable on the first business day of each subsequent quarter (April 1, 2022; July 1, 2022; and October 3, 2022). At the election of each director, some or all of the cash retainers may be paid in RSUs with such units valued in February (at the conclusion of the election process). Such RSUs vest in substantially equal quarterly installments, with the first installment vesting as of the grant date, and the second, third, and fourth installments vesting on the cash retainer payment dates. The grant date fair values calculated in accordance with Topic 718 are reported in this column. Please refer to Note 15 to the Company’s financial statements, which are included in the annual report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 27, 2023, for a discussion of the assumptions related to the calculation of such value. As of December 31, 2022, each non-employee director had 615 unvested RSUs outstanding.
(b)
Represents costs paid with respect to term life insurance policies for the benefit of certain directors.

(c)
Included in the Total are fees for service on the board and board (or credit) committees of Simmons Bank (for the purposes of the following table, “SB”) for the directors in the amounts listed below:

Director	SB Board	SB Committees	SB Total
Bass	$11,250	$30,000	$41,250
Burchfield	$15,000	$10,000	$25,000
Casteel	$15,000	$55,000	$70,000
Clark	$15,000	$30,000	$45,000
Cossé	$15,000	$0	$15,000
Doramus	$15,000	$20,000	$35,000
Drilling	$15,000	$30,000	$45,000
Hunt	$15,000	$10,000	$25,000
Hunter	$15,000	$10,000	$25,000
Lanigan	$15,000	$10,000	$25,000
McGeorge	$15,000	$20,000	$35,000
Purvis	$15,000	$30,000	$45,000
Shoptaw	$15,000	$0	$15,000
Stackhouse	$15,000	$20,000	$35,000
Teubner	$15,000	$30,000	$45,000
West	$15,000	$10,000	$25,000

(d)
Due to Mr. Bass’s appointment to the Board on April 27, 2022, the cash compensation to Mr. Bass was prorated based on the amount of time he served as a director during 2022.

(e)
Mr. Makris is not included in this table, as his compensation as chief executive officer of the Company during 2022 is disclosed in the preceding discussion concerning Executive Compensation.

PROPOSAL 3 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
The Compensation Committee and the Board are committed to excellence in governance and are aware of the significant interest in executive compensation matters by investors and the general public.
The Company has designed its executive compensation program to attract, motivate, reward, and retain the management talent required to achieve our corporate objectives and enhance shareholder value. We believe that our compensation policies and procedures are centered on pay-for-performance principles and are strongly aligned with the long-term interests of our shareholders.
As required by SEC rules, the Company is presenting the following proposal, which gives you as a shareholder the opportunity to approve or disapprove our pay program for named executive officers by voting for or against the resolution set forth below (“say-on-pay” vote). While the vote on the resolution is advisory in nature and will not bind the Company to take any particular action, the Compensation Committee and the Board intend to carefully consider the shareholder vote resulting from the proposal in making future decisions regarding the Company’s compensation program. The Company anticipates that the next “say-on-pay” vote will occur at the 2024 annual shareholders’ meeting.
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and narrative discussion, is hereby APPROVED.”

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.
PROPOSAL 4 — ADVISORY VOTE ON THE FREQUENCY OF
THE VOTE ON EXECUTIVE COMPENSATION
The Company is presenting this proposal, which gives you as a shareholder the opportunity to inform the Company as to how often you wish the Company to include a say-on-pay proposal, similar to Proposal 3, in future proxy statements (“say-on-frequency” vote). While this say-on-frequency vote is advisory in nature and will not bind the Company to adopt any particular frequency, the NCGC and the Board intend to carefully consider the shareholder vote resulting from the proposal in determining how frequently the Company will hold say-on-pay votes in the future.
Please note that as a shareholder you have the ability, as indicated on the proxy card, to vote to specify the interval between the advisory votes on executive compensation as 1 Year, 2 Years, 3 Years, or to abstain from voting.
The NCGC and the Board value dialogue on executive compensation and other important corporate governance topics with our shareholders. The Company presented a substantially similar say-on-frequency proposal to shareholders at its 2017 annual meeting, at which time the majority of shareholders favored the “1 Year” alternative. Based on those results, the Company has included a say-on-pay proposal in its proxy statement each year, and the Board continues to believe that such practice will provide an effective way to obtain current information on shareholder sentiment about our executive compensation program.
Shareholders are not voting to approve or disapprove the recommendation of the Board that the non-binding advisory vote on the compensation of the Company’s named executive officers (as set forth in Proposal 3) be held every year. For the purposes of the non-binding advisory vote on this say on frequency vote, the Company will take into consideration the shareholder vote on each of the alternatives set forth on the proxy card with respect to this Proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE 1 YEAR ALTERNATIVE WITH RESPECT TO PROPOSAL 4.
AUDIT COMMITTEE
During 2022, the Audit Committee was composed of Robert L. Shoptaw (Chairman), Jay D. Burchfield, Steve Cossé, Edward Drilling, Eugene Hunt, Jerry Hunter, Scott McGeorge, Julie Stackhouse, and Mindy West.
This committee provides assistance to the Board in fulfilling its responsibilities concerning oversight of accounting and reporting practices by regularly reviewing the adequacy of the internal and external auditors, the disclosure of the financial affairs of the Company and its subsidiaries, and the control systems of management and internal accounting controls. The Audit Committee has adopted a charter, which is available for review within the “Investor Relations” page of the Company’s web site, www.simmonsbank.com. This committee met 9 times in 2022.
The Board appoints each member of the Audit Committee and has determined that each member is, and each member who served during 2022 was, independent in accordance with the Nasdaq listing standards. The Board has determined that Messrs. Shoptaw and Cosse, along with Mrs. West, satisfy the requirements of “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC and the independence standards applicable to audit committee financial experts as set forth in Regulation S-K of the SEC. The Board has designated each of them as an “audit committee financial expert.” Further, the Board has determined that Mrs. West and Messrs. Shoptaw and Cosse each satisfy the requirements as a financially sophisticated audit committee member as set forth in Rule 5605(c) of the NASDAQ Listing requirements.
The Company is required to obtain pre-approval by the Audit Committee for all audit and permissible non-audit services obtained from the independent auditors. All services obtained from the independent auditors during 2022, whether audit services or permitted non-audit services, were pre-approved by the Audit

Committee (or its Chairman, pursuant to delegated authority). The Audit Committee has not adopted any additional pre-approval policies and procedures, but consistent with its charter, it may do so in the future.
The Audit Committee issued the following report concerning its activities related to the Company for the previous year:
The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2022, with management;
The Audit Committee has discussed with FORVIS, LLP (“FORVIS”), its independent auditors, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission;
The Audit Committee has received the written disclosures and the letter from independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence; and
Based upon the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.
In its analysis of the independence of FORVIS, the Audit Committee considered whether the non-audit related professional services rendered by FORVIS to the Company were compatible with maintaining the principal accountant’s independence.
AUDIT COMMITTEE
Robert L. Shoptaw, Chairman	Jay D. Burchfield	Steve Cosse	Edward Drilling
Eugene Hunt	Jerry Hunter	Scott McGeorge	Julie Stackhouse	Mindy West
PROPOSAL 5 — TO RATIFY SELECTION OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
The Audit Committee of the Board re-selected the accounting firm of FORVIS, LLP (formerly, BKD, LLP) as independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 2023, subject to a formal acceptance of an engagement letter from FORVIS, LLP, and seeks ratification of the selection by the Company’s shareholders.
Principal Accountant Fees
Audit Fees
The aggregate fees billed to the Company for professional services rendered by FORVIS for the audit of the Company’s annual financial statements for the year ended December 31, 2022, and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for 2022 were $1,328,200. The aggregate fees billed to the Company by FORVIS for such services in 2021 were $1,187,000.
Audit Related Fees
The aggregate fees billed to the Company for professional services rendered by FORVIS for the audit related fees during 2022 were $28,000. The aggregate fees billed to the Company by FORVIS for such services in 2021 were $47,500. These services are primarily for the audit services provided in connection with audits of employee benefit plans and, for the year 2021, acquisitions.
Tax Fees
The aggregate fees billed to the Company for professional services rendered by FORVIS for tax services and preparation of tax returns during 2022 were $0. The aggregate fees billed to the Company by FORVIS for such services in 2021 were $0.

All Other Fees
There were no fees billed to the Company by FORVIS during 2022 or 2021 for services other than those set forth above.
Shareholder ratification of the Audit Committee’s selection of FORVIS as our independent auditors for the year ending December 31, 2023, is not required by the Company’s by-laws or otherwise. Nonetheless, the Board has elected to submit the selection of FORVIS to our shareholders for ratification. If the selection of FORVIS as our independent auditors for the year ending December 31, 2023, is not ratified, the matter will be referred to the Audit Committee for further review.
Representatives of FORVIS are expected to be at the annual meeting, will have an opportunity to make a statement if they desire, and will be available to respond to appropriate questions.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF FORVIS AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2023.
PROPOSAL 6 — APPROVAL OF THE
SIMMONS FIRST NATIONAL CORPORATION 2023 STOCK AND INCENTIVE PLAN
The Company is asking shareholders to approve the Simmons First National Corporation 2023 Stock and Incentive Plan (the “2023 Plan”).
The 2023 Plan was approved by the Board on March 6, 2023 based upon the recommendation of the Compensation Committee. Subject to approval by shareholders at the 2023 annual meeting, the 2023 Plan will become effective as of April 18, 2023. The 2023 Plan will reserve a pool of 3,800,000 shares of Common Stock that may be issued pursuant to awards to employees, non-employee directors, and consultants as compensation during a term of no more than ten years. If the 2023 Plan is approved by shareholders, the Company intends to register the 3,800,000 shares available under the 2023 Plan with the SEC pursuant to a registration statement on Form S-8 shortly after the annual meeting and prior to granting awards in connection with such shares.
The Company’s overall compensation program consists of components that seek to align the interests of employees and directors with increasing shareholder value. The Company has long had in effect both cash and equity-based incentive plans that have allowed us to grant executive officers and other employees, along with certain consultants and directors, various types of equity-based awards, as well as cash awards. The Company currently maintains the Second Amended and Restated Simmons First National Corporation 2015 Incentive Plan (the “2015 Plan”). As of February 28, 2023, 1,019,612 shares of Common Stock remained available for awards under the 2015 Plan, which expires on June 30, 2030 (assuming maximum payout levels for outstanding performance share units). The Company has committed that, following February 28, 2023, it will not grant any new awards under the 2015 Plan unless the 2023 Plan is not approved by shareholders at the 2023 annual meeting. If this proposal is not approved at the 2023 annual meeting, the Company may continue to grant new awards under the 2015 Plan, but our ability to provide equity-based compensation will be limited. In that case, our ability to attract, retain, and motivate talent may be adversely impacted, and the Company may need to consider compensation alternatives that do not include equity-based compensation, or include equity-based compensation to a lesser degree than current practices. In the Board’s opinion, equity-based compensation has significantly contributed to the Company’s growth and success and is expected to continue to do so in the future. Thus, the Board considers approval of the 2023 Plan critical to the Company’s ability to continue to execute its strategic plans.
If the 2023 Plan is approved by our shareholders, no new awards will be granted under the 2015 Plan after the 2023 annual meeting. Awards previously granted under the 2015 Plan will remain outstanding in accordance with their terms, but none of the remaining shares of Common Stock authorized under the 2015 Plan will be transferred to or used under the 2023 Plan. Awards under the 2015 Plan that are forfeited will not increase the number of shares available for awards under the 2023 Plan.
In addition to the 2015 Plan, the Company previously maintained prior equity-based incentive plans. No shares of Common Stock are available for future awards under these prior plans. Awards previously granted under these prior plans will remain outstanding in accordance with their terms, but, if any awards under the prior plans are forfeited, shares associated with such awards will not be transferred to or used under the 2023 Plan or otherwise increase the number of shares available for awards under the 2023 Plan.
The First Amended and Restated Simmons First National Corporation 2015 Employee Stock Purchase Plan (the “SFNC Employee Stock Purchase Plan”) is not affected by this proposal or by shareholder approval of the 2023 Plan.
The significant terms of the 2023 Plan are described in this Proxy Statement. This description is only a summary and is qualified in its entirety by reference to the 2023 Plan, which is included in Appendix A to this Proxy Statement.
Plan Highlights
The Company believes that an equity compensation plan is an important component of its overall compensation program and is necessary for the Company to continue to attract, retain, and motivate individuals of outstanding competence as employees, non-employee directors, or consultants. The Company also believes that the 2023 Plan provides flexibility to develop and deliver incentive programs that are competitive, that attract and retain key talent, and that meet current and evolving compensation practices. The use of equity-based awards reflects the Board’s belief that encouraging share ownership by executive officers and other key employees provides a direct, financial interest in the Company’s continued success while maintaining sound governance practices. The Company estimates that the 2023 Plan’s share reserve of 3,800,000 shares of Common Stock will allow the Company to maintain its equity compensation practices for a period of approximately 4 years based on current circumstances, including the value of the Common Stock, the number of eligible participants in the 2015 Plan in the last twelve months, and the value of awards granted in the last twelve months. However, this is an estimate based on factors that are subject to change, and the actual number of awards granted in any year may be higher or lower than anticipated for a variety of reasons.
Some of the key features of the 2023 Plan that enable the Company to maintain sound governance practices in granting awards include:
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No “Evergreen” Provision:   Shares authorized for issuance under the 2023 Plan are not automatically replenished.

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No Discounted Stock Options or SARs:   The 2023 Plan prohibits the grant of stock options or stock appreciation rights (“SARs”) with an exercise price less than the fair market value of the Common Stock on the grant date.

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No Repricing of Stock Options or SARs:   The 2023 Plan generally prohibits the repricing of stock options or SARs without shareholder approval.

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No Liberal Share Recycling:   Under the 2023 Plan, shares of the Common Stock used to pay the exercise price of a stock option or SAR or to satisfy payment of taxes associated with an award will not be added back (recycled) to the aggregate plan limit. In addition, the gross number of shares associated with a stock option or SAR exercise, and not just the net shares issued upon exercise, will count against the aggregate plan limit.

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No Dividends or Dividend-Equivalent Payments on Stock Options or SARs:   The 2023 Plan prohibits the payment of dividend equivalents or similar distributions on stock options or SARs.

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Protective Provisions; Clawback:   The 2023 Plan permits the forfeiture of outstanding awards upon a participant’s termination for any reason. Awards under the 2023 Plan (and any shares subject to the awards) are subject to clawback or recovery, in whole or in part, under the Company’s clawback or similar policy, as in effect from time to time, or as otherwise required under applicable law or stock exchange requirements. Awards under the 2023 Plan (and any shares subject to the awards) are also subject to the Company’s share ownership, securities trading, anti-hedging, anti-pledging, and similar policies as may be in effect from time to time.

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Independent Committee Administration:   Awards to executive officers and non-employee directors under the 2023 Plan are recommended or approved by the Compensation Committee, which is composed entirely of independent directors.

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Term of the 2023 Plan:   No awards may be granted under the 2023 Plan more than ten years from the date of shareholder approval.

Key Data
As of February 28, 2023, 127,267,765 shares of Common Stock were outstanding and the closing market price per share of the Company’s Common Stock as reported on the Nasdaq stock market was $22.23.
Overhang and Potential Dilution.   The following table provides certain additional information regarding awards outstanding and shares available to be awarded as of December 31, 2022 and February 28, 2023.
Overhang	December 31, 2022	February 28, 2023
Number of outstanding stock options(a)	470,180	469,280
Weighted average exercise price of outstanding stock options	$22.56	$22.58
Weighted average remaining contractual life of outstanding stock options	2.45 years	2.29 years
Total number of outstanding full-value awards(b)	1,187,159	1,476,397
Number of outstanding unvested restricted stock awards	0	0
Number of outstanding unvested performance share unit awards (at target)(c)	351,403	538,566
Number of outstanding unvested time-based restricted stock unit awards	835,756	937,831
Total shares available for grant(d)	1,776,385	1,019,612
Number of shares to be reserved under the 2023 Plan	3,800,000	3,800,000

(a)
Stock options are the only appreciation awards outstanding under any plan; no SARs are outstanding under any plan.

(b)
Full-value awards outstanding are unvested performance share unit awards and restricted stock unit awards; no restricted stock awards are outstanding under any plan.

(c)
Of these awards, the number of shares earned with respect to outstanding performance share unit awards were 71,627 between December 31, 2022 and February 28, 2023.

(d)
This number reflects shares available for grant under the 2015 Plan. No shares are available for grant under the Company’s prior equity-based incentive plans.

The Company has committed that, following February 28, 2023, it will not grant any new awards under the 2015 Plan unless the 2023 Plan is not approved by shareholders at the 2023 annual meeting.
Potential dilution reflects the number of shares associated with outstanding awards plus the number of shares available for future awards under a plan divided by the sum of (a) the total number of shares of common stock outstanding and (b) the total outstanding and available shares under the plan. The 3,800,000 shares of Common Stock that will be reserved for issuance under the 2023 Plan if shareholders approve this proposal represent approximately 3.0% of outstanding Company shares as of February 28, 2023, based on 127,267,765 shares of Common Stock outstanding. If the 2023 Plan is approved by shareholders, no new awards will be granted under the 2015 Plan after the 2023 annual meeting. If the 2023 Plan had been approved by shareholders as of February 28, 2023, the potential dilution based on shares associated with outstanding awards (with performance share units at target) and the shares available under the 2023 Plan would have been approximately 4.4%. While the Company is aware of the potential dilutive effect of equity awards, it also recognizes the significant performance benefits that may be derived from including such awards in the Company’s compensation program.
Burn Rate.   The following table sets forth information to calculate the Company’s burn rate under the 2015 Plan for the last three fiscal years. No awards were granted under the Company’s prior equity-based incentive plans in the last three fiscal years. To aid in comparing the impact of stock options and full-value stock awards, the burn rate is calculated by converting full-value shares of restricted stock, restricted stock units and performance share units granted under the 2015 Plan into option equivalent awards (assuming a conversion factor of 2.0x) and dividing by weighted average shares outstanding for each year.

	Year Ended December 31,
	2022	2021	2020
Number of stock options granted(a) (“A”)	0	0	0
Number of time-based restricted stock awards granted(b) (“B”)	0	0	0
Number of performance share unit awards vested (earned)(c) (“C”)	149,278	57,472	80,470
Number of time-based restricted stock unit awards granted (“D”)	534,572	502,536	446,104
Total share usage under 2015 Plan (“E”) (A+B+C+D)	683,850	560,008	526,574
Total option equivalent share usage (“F”) ((E-A) x 2.0x conversion factor)	1,367,700	1,120,016	1,053,148
Weighted-average shares outstanding (“G”)	123,958,067	109,576,618	109,860,321
Burn rate (F/G)	1.10%	1.02%	0.96%

(a)
No stock options or SARs were granted under the 2015 Plan during the last three fiscal years.

(b)
No restricted stock awards were granted under the 2015 Plan during the last three fiscal years.

(c)
Performance share unit awards granted at target were 184,358, 96,817, and 92,470 for 2022, 2021, and 2020, respectively.

Purpose of the 2023 Plan
The principal purposes of the 2023 Plan are to:
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promote the long-term growth and profitability of the Company and its subsidiaries,

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provide employees, non-employee directors, and consultants with an incentive to achieve corporate objectives,

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attract and retain individuals of outstanding competence, and

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provide employees, non-employee directors, and consultants with incentives that are closely linked to the interests of all shareholders of the Company.

Administration
The 2023 Plan will be administered by the Compensation Committee of the Board of Directors (for purposes of this discussion, the “Committee”), unless the Board determines otherwise. The Committee has the power to select plan participants, to grant awards and to determine the terms and conditions of awards and the extent to which performance goals are satisfied, as the Committee considers appropriate. In addition, subject to the terms of the 2023 Plan, the Committee has the authority, among other things, to construe and interpret the plan and the award agreements, to implement rules for the plan’s administration, to accelerate the exercisability or vesting of any award, and to make all other determinations for administration of the 2023 Plan. The Committee may delegate authority under the 2023 Plan to certain members of the Company’s management, except in the case of awards to the Company’s officers or directors subject to Section 16 of the Exchange Act.
All determinations by the Board or the Committee pursuant to the provisions of the 2023 Plan or an award agreement shall be made in its discretion and shall be final, conclusive, and binding.
Eligibility
The 2023 Plan provides that awards may be granted to employees, non-employee directors (including individuals who have been designated as a “regional,” “advisory,” or similar director of the Company or any subsidiary), and consultants of the Company and certain of its subsidiaries. Employees include officers or other employees of the Company and its subsidiaries. Consultants include individuals providing bona fide consulting or advisory services to the Company or its subsidiaries. If shareholders approve this proposal, as of

February 28, 2023, approximately 3,219 employees, 16 non-employee directors on the Board of Directors of the Company, and 4 non-employee regional or advisory directors would have been eligible to receive awards under the 2023 Plan based on the Company’s historical compensation practices. Although the 2015 Plan includes consultants as eligible recipients, the Company historically has not granted awards to individual consultants under the 2015 Plan. If the 2023 Plan had been approved by shareholders as of February 28, 2023, there would have been no individual consultants whom the Company would have considered to be eligible to receive awards under the 2023 Plan as of such date. In the future, the Committee would consider, on a case-by-case basis, whether individual consultants would be eligible for awards under the 2023 Plan.
Repricing of Stock Options and SARS Generally Prohibited
The 2023 Plan generally prohibits the repricing of stock options or SARs without shareholder approval. Without shareholder approval, neither the Committee nor the Board is permitted to amend or modify the exercise price of outstanding stock options or SARs under the 2023 Plan, or to cancel an outstanding stock option or SAR at a time when the exercise price is greater than the fair market value of a share of Common Stock in exchange for cash, another award, or other securities, or to extend the exercise period beyond the original term of the stock option or the SAR award (in each case, unless such repricing is in connection with a corporate transaction such as a change in control or an event referred to in the “Changes in Capitalization and Similar Changes” section below).
Shares Subject to the 2023 Plan
Subject to certain adjustments, the maximum aggregate number of shares that may be issued pursuant to awards made under the 2023 Plan shall not exceed 3,800,000.
In general, if any award granted under the 2023 Plan terminates, expires, is cancelled or lapses for any reason other than exercise or settlement, or if shares issued pursuant to an award are forfeited, the shares associated with such award will be available for future awards under the 2023 Plan. However, any shares withheld by the Company, delivered by the participant, or otherwise used to pay the exercise price of a stock option or SAR or to satisfy applicable taxes associated with an award will not be available for future awards under the 2023 Plan. Further, in the event shares are withheld or delivered in connection with a stock option or SAR exercise, the number of shares available for future awards will be reduced by the gross number of shares to which the exercise relates, rather than the net number of new shares issued upon the exercise.
The maximum aggregate number of shares under the 2023 Plan that may be issued in respect of incentive stock options (“ISOs”) is 3,800,000.
Performance Goals
Awards granted under the 2023 Plan may be performance-based compensation awards. For awards subject to performance-based vesting, exercisability, or other conditions, the Committee will determine the performance period during which a performance goal must be met. Attainment of any performance goal is subject to certification by the Committee. Performance goals may include a threshold level of performance below which no payment or vesting will occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur.
For performance-based compensation awards under the 2023 Plan, the Committee may select a performance goal, at its discretion, that may include, but is not limited to, any one or more of the following for any performance period: (i) earnings or earnings per share (whether on a pre-tax, after-tax, pre-provision, core, adjusted, operational or other basis); (ii) return measures (including return on assets, average assets, capital, equity, common equity, tangible common equity, investments or sales, and cash flow return on assets, average assets, capital, equity, common equity, tangible common equity, investments or sales); (iii) improvements in capital structure; (iv) revenues (including pre-provision net revenues); (v) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (vi) one or more operating ratios; (vii) stock price, stock performance, shareholder return or total shareholder return; (viii) market share; (ix) cash (cash flow, cash generation or other cash measures); (x) capital expenditures; (xi) net borrowing, debt leverage levels, credit quality or debt ratings; (xii) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; (xiii) net asset value per share; (xiv) economic value added; (xv) sales; (xvi) profits (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (xvii) net income (before or after taxes, operating income or other income measures); (xviii) internal rate of return or increase in net present value; (xix) productivity measures; (xx) cost reduction measures; (xxi) strategic plan development and implementation; (xxii) customer measures (including changes in number of customers or households); (xxiii) growth measures (deposit growth, loan growth, revenue growth, or asset growth); (xxiv) net charge-offs and other asset quality measures; (xxv) percentage of non-accrual loans to total loans or net charge-off ratio and other asset quality ratios, (xxvi) provision expense, (xxvii) satisfactory internal or external audits, (xxviii) improvement of financial ratings, (xxix) quality measures, (xxx) regulatory exam results, (xxxi) achievement of risk management objectives, (xxxii) achievement of strategic performance objectives, (xxxiii) implementation, management or completion of critical projects or processes, (xxxiv) efficiency ratio (as generally recognized and used for bank financial reporting and analysis, and including on an adjusted basis) or (xxxv) any component or components of the foregoing with such determination, in the Committee’s sole discretion, to include, exclude or otherwise adjust for the effects of events that occur during the relevant period, including: (A) extraordinary, unusual and/or non-recurring items of gain or loss; (B) other non-recurring items; (C) material extraordinary items that are both unusual and infrequent; (D) non-budgeted items; (E) an event or series of events either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; (F) asset write-downs; (G) litigation or claim judgments or settlements; (H) the effect of changes in tax laws, accounting principles, or other laws or regulations or provisions affecting reported results under the applicable performance goals; (I) any reorganization and restructuring programs, or charges or accruals for the same; (J) acquisitions or divestitures, or the effects of business combinations; (K) discontinued operations and dispositions of business units or segments; (L) changes in capital structure; and (M) special charges or items.
Satisfaction of performance goals will be evaluated and determined by the Committee. To the extent not prohibited in the applicable award agreement, the Committee may, in its discretion, adjust the compensation or economic benefit due upon satisfaction of performance goals, adjust the performance goals themselves and/or the length of the applicable performance period or make other adjustments on any basis, including the Committee’s discretion, as the Committee deems appropriate.
Types of Awards under the 2023 Plan
The 2023 Plan provides for the grant of the following types of awards:
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stock options (both ISOs and nonqualified stock options),

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SARs,

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restricted stock,

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restricted stock units,

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performance share units,

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stock awards,

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other stock-based awards, and

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performance cash awards.

Other than stock options which are exercised following payment of an exercise price, participants receiving awards under the 2023 Plan are generally not required to pay the Company in connection with such awards (except for applicable taxes) other than the rendering of services.
The Committee is expressly authorized to grant awards under the 2023 Plan that are deferred compensation covered by Section 409A of the Internal Revenue Code of 1986, as amended (the “Code), as well as awards that are not deferred compensation covered by Section 409A of the Code.
Stock Options.   A stock option entitles the participant to purchase shares of Common Stock at the exercise price. Stock options granted under the 2023 Plan may be ISOs or nonqualified stock options, although non-employee directors and consultants are not eligible to receive ISOs. The Committee will fix the exercise price at the time the stock option is granted, but the exercise price cannot be less than 100% of the shares’ fair market value on the grant date (or, in the case of an ISO granted to a 10% shareholder of the Company, 110% of the shares’ fair market value on the grant date). To the extent approved by the Committee, the exercise price may be paid in cash, by delivery of shares of Common Stock having a fair market value at the time of exercise equal to the exercise price, by the Company withholding shares otherwise issuable upon the exercise having an aggregate fair market value at the time of exercise equal to the exercise price, through a broker-assisted “cashless exercise,” or by a combination of the foregoing. Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Committee, including the requirement that stock options will not be exercisable after ten years from the grant date (or, in the case of an ISOs granted to a 10% shareholder of the Company, five years from the grant date). In accordance with Internal Revenue Service rules, the value in ISOs, based on the shares’ fair market value on the grant date, that can be exercisable for the first time in any calendar year under the 2023 Plan or any other similar plan maintained by the Company is limited to $100,000 per participant.
A participant holding stock options has no right to vote the underlying shares until after the exercise of the stock options and the issuance of the underlying shares. No stock option may include any right to dividend equivalents with respect to the stock option or the underlying shares.
SARs.   A SAR represents the right to receive, upon exercise, any appreciation in the value of a share of Common Stock of the Company over a particular time period. The exercise price of a SAR shall not be less than the fair market value of a share of Common Stock on the grant date. The maximum term of a SAR shall be determined by the Committee on the grant date, but shall not exceed ten years. SAR payouts may be made in cash, shares of Common Stock, or a combination of both, at the Committee’s discretion.
A participant holding SARs has no right to vote the underlying shares unless and until the SARs are exercised and any shares associated with the payout are issued. No SAR may include any right to dividend equivalents with respect to the SAR or the underlying shares.
Restricted Stock Awards.   Restricted stock is stock that is subject to forfeiture and may not be transferred by a participant until the restrictions established by the Committee lapse. The period of restriction may lapse after the participant has completed a period of continuous employment or service, has satisfied one or more performance goals specified by the Committee, or both. During the period of restriction, participants holding shares of restricted stock may exercise full voting rights with respect to those shares. During the period of restriction, unless otherwise provided in the agreement, participants holding shares of restricted stock are entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares, such shares shall be subject to the same restrictions on transferability as the shares of restricted stock with respect to which they were paid.
Restricted Stock Unit Awards.   A restricted stock unit is an award that is valued by reference to the fair market value of a share of Common Stock or a number of shares, or is valued as a fixed dollar amount. Payment of the value of restricted stock units may not be made until the period of restriction established by the Committee lapses. The period of restriction may lapse after the participant has completed a period of continuous employment or service, has satisfied one or more performance goals specified by the Committee, or both.
Holders of restricted stock units have no right to vote the shares represented by the units unless and until the underlying shares are issued to the participant. Unless otherwise provided by the Committee, holders of restricted stock units also have no right to receive dividend equivalents in connection with the units. The Committee may provide for payment of dividend equivalents with respect to restricted stock units under such terms and subject to such limitations as the Committee deems appropriate.
Payment for vested restricted stock units may be made in cash, shares of Common Stock or a combination of both, at the Committee’s discretion.
Performance Share Unit Awards.   A performance share unit is an award that is valued by reference to the fair market value of a share of Common Stock or a number of shares, or is valued as a fixed dollar amount. Performance share units are subject to satisfaction of one or more performance goals established and certified by the Committee.

Holders of performance share units have no right to vote the shares represented by the units unless and until the underlying shares are issued to the participant. Unless otherwise provided by the Committee, holders of performance share units also have no right to receive dividend equivalents in connection with the units. The Committee may provide for payment of dividend equivalents with respect to a performance share unit award under such terms and subject to such limitations as the Committee deems appropriate.
Payment for vested performance share units may be made in cash, shares of Common Stock or a combination of both, at the Committee’s discretion.
Stock Awards.   Unless otherwise provided by the Committee, a stock award is fully vested and freely transferable as of the grant date, subject to restrictions under applicable federal or state securities laws.
Other Stock-Based Awards.   The Committee may also grant other forms of equity-based awards not described above which the Committee determines to be consistent with the purpose of the 2023 Plan and the interests of the Company, subject to such terms as shall be determined by the Committee.
Performance Cash Awards.   A performance cash award under the 2023 Plan is a cash award subject to satisfaction of one or more performance goals established and certified by the Committee. The Committee may grant performance cash awards to eligible participants under the 2023 Plan, but nothing in the 2023 Plan would prevent the Company from adopting other cash-based incentive or bonus programs that operate separately from the 2023 Plan.
Transferability
In general, awards granted under the 2023 Plan may not be sold, transferred, pledged, assigned, or otherwise encumbered by a participant, other than upon the death of the participant. A participant may designate a beneficiary to receive any award that may be paid or exercised after his or her death.
Withholding
Awards under the 2023 Plan will be subject to withholding for applicable taxes, to the extent required by law. The applicable tax obligations will be satisfied in such manner as the Committee determines, which may include permitting or requiring participants to satisfy the withholding requirement by the Company withholding shares of stock from an award, by the participant delivering to the Company shares of stock that the participant has previously acquired, or by the participant making a cash payment to the Company. The Committee anticipates establishing a default process under the 2023 Plan for satisfying applicable tax obligations for an award by the Company withholding shares of stock from the award. Any shares withheld by the Company, delivered by the participant, or otherwise used to satisfy applicable tax obligations associated with an award will not be available for future awards under the 2023 Plan.
Termination of Employment or Service
Unless otherwise provided by the Committee, in the event that a participant’s employment or service with the Company and its subsidiaries terminates for any reason, the unvested portion of awards granted under the 2023 Plan will automatically be forfeited. The Committee may provide for vesting of awards in connection with the termination of a participant’s employment or service on such basis as it deems appropriate, including, without limitation, any provisions for vesting at death, disability, retirement, or in connection with a “change in control” (as defined in the 2023 Plan), with or without the further consent of the Committee.
Change in Control
In the event of a “change in control” (as defined in the 2023 Plan), the Committee may, as to any outstanding award, either at the time an award is made or any time thereafter, take any one or more of the following actions in its discretion and without the consent of the participant: (i) provide for acceleration of the vesting, delivery, and exercisability of, and the lapse and/or satisfaction of time-based and/or performance-based vesting restrictions with respect to, any award so that such award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase, settlement, or cancellation of any award by the Company, for an amount of cash equal to the amount that could have been obtained upon the exercise of such award or realization of a participant’s rights had such award been currently exercisable or payable; (iii) provide for the replacement of any stock-settled award with a cash-settled award; (iv) make such adjustment to any such award then outstanding as the Committee deems appropriate to reflect such change in control; or (v) cause any award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving entity in such change in control.
Changes in Capitalization and Similar Changes
In the event of any change in the outstanding shares of the Company’s Common Stock by reason of any stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, reorganization, reclassification, combination, exchange of shares or similar event or change in the Company’s capital stock, the aggregate number and kind or class of shares reserved under the 2023 Plan and subject to outstanding awards under the 2023 Plan, the exercise price of stock options and SARs, and other relevant provisions will be proportionately, equitably and appropriately adjusted by the Committee to retain the economic value or opportunity. As an example only, a two-for-one stock split would generally double the number of shares reserved under the 2023 Plan. Similarly, a two-for-one stock split would generally double the number of shares covered by each outstanding award and reduce the exercise price of outstanding stock options and SARs by one-half.
Termination of or Changes to the 2023 Plan
The Board may amend or terminate the 2023 Plan in any respect without shareholder approval, unless the particular amendment requires shareholder approval pursuant to applicable state law, the Code, the requirements of Section 16 of the Exchange Act or the Company’s stock exchange, by any regulatory body having applicable jurisdiction, or pursuant to any other applicable laws, rules, or regulations. No termination or amendment of the 2023 Plan, other than in connection with a change of control or capital adjustment pursuant to the 2023 Plan or as required by applicable law, may materially adversely affect any awards previously granted under the 2023 Plan without the participant’s written consent.
Duration
Unless terminated sooner by the Board as described above, no award will be granted under the 2023 Plan after April 17, 2033. Awards granted under the 2023 Plan on or before April 17, 2033 will remain outstanding in accordance with their terms.
Clawback
As discussed in the “Compensation Discussion and Analysis” section above, the Committee’s policy is to recover improper amounts related to past awards in the event material inaccuracies are found in the Company’s financial results. Under the clawback provisions in the Company’s current cash and equity incentive plans, the Committee will seek recovery of any sums improperly paid as a bonus or incentive payments made to an executive on the basis of having met or exceeded performance targets during a period in which material inaccuracies of financial results are discovered. All awards granted under the 2023 Plan (whether vested or unvested) and any shares associated with such awards will be subject to clawback or recovery by the Company or a related entity as may be required under any current or future clawback or similar policy of the Company that is applicable to the participant and may be in effect from time to time. In addition, any award that is subject to clawback or recovery under applicable law, government regulation or stock exchange listing requirement will be subject to such clawback or deductions as may be required under such law, regulation or stock exchange listing requirement.
Share Ownership Guidelines
As discussed in the “Compensation Discussion and Analysis” section above, the Company encourages directors and executive officers to be shareholders. The Company believes that share ownership by directors and executives is a contributing factor to enhanced long-term corporate performance. Although the directors and named executive officers included in this Proxy Statement already have an equity stake in the Company, the Company has adopted share ownership policies for directors and certain officers. Directors are generally restricted (with limited exceptions) from liquidating shares received as equity-based compensation until the ownership guidelines are satisfied. Officers at and above the executive vice president level who have not satisfied the ownership guidelines within five years are generally restricted (with limited exceptions) from liquidating shares until the ownership guidelines are satisfied.
Banking Regulatory Provision
All awards under the 2023 Plan will be subject to any condition, limitation, or prohibition under any financial institution regulatory policy or rule to which the Company or any of its subsidiaries is subject.
Certain Federal Income Tax Consequences
The following is a brief summary of the general U.S. federal income tax consequences of awards under the 2023 Plan. This summary is based on U.S. federal income tax laws and regulations in effect on the date of this Proxy Statement and is not a complete description of the U.S. federal income tax laws. Tax laws are subject to change. This summary is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax or legal advice to participants in the 2023 Plan, as the consequences may vary with the types of awards granted, the identity of the participants, and the method of payment or settlement of an award. In addition, this summary is not intended to be exhaustive, does not constitute legal advice or tax advice to any person and does not describe possible “golden parachute” excise taxes, municipal, state or foreign income tax consequences of awards, federal employment taxes, or the tax consequences of any participant’s death.
Generally, all amounts taxable as ordinary income to participants under the 2023 Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Code. Under Section 162(m) of the Code, the Company generally cannot deduct compensation paid to certain covered employees of more than $1 million annually.
Stock Options.   A participant recognizes no taxable income when a nonqualified stock option is granted. A participant who exercises a nonqualified stock option will realize ordinary income in an amount measured by the excess of the fair market value of the shares on the date of exercise over the exercise price. A participant’s tax basis in shares of Common Stock received upon exercise of a nonqualified stock option will generally be equal to the fair market value of those shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of shares of Common Stock received upon exercise of a nonqualified stock option, the participant will realize short-term or long-term capital gain or loss, depending on the period the shares are held. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.
A participant recognizes no taxable income when an incentive stock option is granted or exercised. So long as the participant meets the applicable holding period requirements for shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and the Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will then recognize ordinary income. The amount of ordinary income recognized by the participant is limited to the lesser of the gain on such sale and the difference between the fair market value of the shares of Common Stock on the date of exercise and the option exercise price. Any gain realized in excess of this amount will be treated as short-term or long-term capital gain (depending on how long the shares are held). If the option exercise price exceeds the amount realized upon such a disposition, the difference will be short-term or long-term capital loss (depending on how long the shares are held). Notwithstanding the above, individuals subject to alternative minimum tax may recognize ordinary income upon exercise of an incentive stock option.
Stock Appreciation Rights.   A participant generally will not recognize taxable income upon the grant or vesting of a SAR. Upon exercising a SAR, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock and/or the amount of cash received on the exercise date.
Restricted Stock.   If a participant receives shares of restricted stock under the 2023 Plan and does not make the Section 83(b) election described in the next paragraph, the participant will recognize no taxable income upon the receipt of the shares. A participant receiving shares of restricted stock generally will recognize ordinary income in the amount of the fair market value of the shares of restricted stock at the time the stock is no longer subject to forfeiture (i.e., has vested), less the consideration paid for the restricted stock (if any). A participant’s tax basis in shares of restricted stock will generally be equal to the income recognized when the forfeiture conditions lapse, and the participant’s holding period for the shares will begin at that time. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending on how long the shares are held after the forfeiture conditions lapse. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the participant’s tax basis in the shares.
However, a participant may elect, under Section 83(b) of the Code within 30 days of the grant of the shares of restricted stock, to recognize taxable ordinary income on the grant date equal to the excess of the fair market value of the shares of restricted stock on the grant date (determined without regard to the restrictions) over the amount of the purchase price of the restricted stock (if any). By making a Section 83(b) election the participant will recognize no additional compensation income when the forfeiture conditions lapse. If the participant makes an election under Section 83(b), the holding period will commence on the grant date and the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions). Upon the sale of the shares of restricted stock, the participant will realize short-term or long-term capital gain or loss, depending on the period the shares were held. However, if the shares are forfeited, the participant will not be entitled to claim a deduction with respect to any income tax paid upon making the Section 83(b) election but will be entitled to claim a short-term or long-term capital loss with respect to the shares to the extent of the consideration paid by the participant for such shares. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after the shares of restricted stock are issued.
Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant and will be deductible by the Company. If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by the Company.
Restricted Stock Units and Performance Share Units.   A participant will not realize income in connection with the grant of a restricted stock unit or the credit of any dividend equivalents to his or her account or the grant of a performance share unit. When shares of Common Stock and/or cash is delivered to the participant, the participant generally will be required to include as taxable ordinary income in the year of receipt, an amount equal to the amount of cash and the fair market value of any shares received. The Company will be entitled to a federal income tax deduction at the time and in the amount included in the participant’s income by reason of the receipt. For each share of Common Stock received in respect of a restricted stock unit or performance share unit, the taxation of the post-settlement appreciation or depreciation is treated as either a short-term or long-term capital gain or loss, depending upon the length of time the participant held the shares of Common Stock.
Stock Awards.   A participant receiving an unrestricted stock award is required to include the fair market value of the shares received as ordinary compensation income upon receipt in an amount equal to the fair market value of the shares received. The Company will be entitled to a federal income tax deduction in the corresponding amount at that time. For each share of Common Stock received, the taxation of the post-receipt appreciation or depreciation is treated as either a short-term or long-term capital gain or loss, depending upon the length of time the participant held the shares.
Other Stock-Based Awards.   The taxation of other stock-based awards will depend upon the design of such awards.
Performance Cash Awards.   A participant will not recognize any taxable income at the time a performance cash award is granted. When the terms and conditions to which a performance cash award is subject have been satisfied and the award is paid, the participant will recognize as ordinary income the amount of cash he or she receives. The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.
Section 409A.   Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements, including requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after an election to defer compensation has been made or compensation has been deferred. For certain individuals who are “specified employees,” Section 409A requires that such individual’s distribution commence no earlier than six months after the individual’s separation from service.
Under current Internal Revenue Service guidance, certain awards under the 2023 Plan are generally excluded from nonqualified deferred compensation to which Section 409A applies. These excluded awards generally are stock options under which shares of the Company’s Common Stock are issued, restricted stock and restricted stock units that are paid at or shortly after vesting, and performance share unit awards that are paid at or shortly after vesting. Depending on their specific terms, other awards under the 2023 Plan may be treated as nonqualified deferred compensation to which Section 409A applies, and in such case it is generally the Company’s intent that such awards be designed to comply with the election timing, payment timing, and other requirements of Section 409A.
If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award generally will recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A generally fails to comply with the provisions of Section 409A, Section 409A imposes an additional 20 percent (20%) federal income tax on compensation recognized as ordinary income, as well as possible interest requirements with respect to such amounts, and will have certain withholding requirements.
New Plan Benefits
As discussed more fully in the “Director Compensation” section above, each non-employee director receives an annual equity retainer with a value of approximately $60,000 for service on the Board, payable in restricted stock units that vest over time. On May 3, 2023, the Company anticipates granting restricted stock units to each non-employee director in the amount of approximately $60,000 each, with the number of restricted stock units determined based on the closing price of the Common Stock on the grant date, rounded up in the case of a fractional share. If shareholders approve the 2023 Plan at this annual meeting, the Company anticipates granting these restricted stock units under the 2023 Plan. If shareholders do not approve the 2023 Plan, the Company anticipates granting these restricted stock units under the 2015 Plan. The following table sets forth certain information regarding the anticipated grants of restricted stock units to the non-employee directors:
Name and Position	Dollar Value
All non-employee directors as a group (16 persons)	$960,000(a)

(a)
Amount reflects the aggregate value of restricted stock unit awards anticipated to be granted May 3, 2023 to all non-employee directors following the 2023 annual meeting. The number of restricted stock units will be determined based on the closing price of the Common Stock on the grant date and, therefore, cannot be determined until the grant date.

Participation and the types of awards granted under the 2023 Plan are subject to the discretion of the Committee, and no awards may be granted under the 2023 Plan unless shareholders approve the 2023 Plan at this 2023 annual meeting. Other than the anticipated grants to the non-employee directors as discussed above, no determination has been made as to the awards, if any, that any individuals who would be eligible to participate in the plan will be granted in the future under the 2023 Plan. Therefore, any other benefits or amounts that will be received by any participant or groups of participants if the 2023 Plan is approved are not currently determinable.
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2022 with respect to compensation plans under which equity securities of the Company are authorized for issuance. This table does not include the shares that would be available for issuance under the 2023 Plan if it is approved by shareholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans Approved by Shareholders	2,008,742	$22.56	1,914,754(c)
Equity Compensation Plans Not Approved by Shareholders(d)	0	0	0
Total	2,008,742	$22.56	1,914,754

(a)
Includes 470,180 shares that may be issued upon exercise of outstanding stock options granted under the 2015 Plan and the Company’s prior equity-based incentive plans, 835,756 shares that may be issued under outstanding restricted stock unit awards granted under the 2015 Plan, and 702,806 shares that may be issued under outstanding performance share unit awards granted under the 2015 Plan if maximum performance is achieved.

(b)
The weighted average exercise price does not take into account the outstanding restricted stock unit awards or the performance share unit awards noted in footnote (a) of this table, since those awards do not have an exercise price.

(c)
Consists of 1,776,385 shares available for future issuance under the 2015 Plan and 138,369 shares available for future issuance under the SFNC Employee Stock Purchase Plan as of December 31, 2022. No shares are available for future issuance under the Company’s prior equity-based incentive plans. If shareholders approve the 2023 Plan at the Annual Meeting, no additional awards will be granted under the 2015 Plan.

(d)
The Company does not have any equity compensation plans that have not been approved by shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 6 TO APPROVE THE SIMMONS FIRST NATIONAL CORPORATION 2023 STOCK AND INCENTIVE PLAN.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities and Exchange Act of 1934 and the regulations issued thereunder require directors and certain officers and beneficial owners of any company registered under that Act to file reports on Forms 3, 4, & 5 with the U.S. Securities and Exchange Commission showing their beneficial ownership in securities issued by such company within specified timeframes. Based solely upon a review of such reports by the directors and officers of the Company for the preceding fiscal year provided to the Company by such persons, the Company has identified one late Form 4 filing for one transaction for James Brogdon, the Company’s chief financial officer, and one late Form 4 filing for one transaction for Russell Teubner, a Company director.
FINANCIAL STATEMENTS
A copy of the annual report on Form 10-K for the year ended December 31, 2022, required to be filed with the SEC, including audited financial statements, is enclosed herewith. Such report and financial statements contained therein are not incorporated into this Proxy Statement and are not considered a part of the proxy soliciting materials, since they are not deemed material for the exercise of prudent judgment in regard to the matters to be acted upon at the meeting.
Upon written request by any shareholder addressed to George A. Makris III, Secretary, Simmons First National Corporation, P. O. Box 7009, Pine Bluff, Arkansas 71611, a copy of the Company’s annual report on Form 10-K required to be filed with the SEC, including the financial statements and schedules thereto, will be furnished without charge.

PROPOSALS FOR 2024 ANNUAL MEETING
Shareholders who intend to submit proposals pursuant to Rule 14a-8 of the Exchange Act to be presented at the Company’s 2024 Annual Meeting of Shareholders and included in the Company’s proxy statement relating to such meeting must submit such proposals to the Corporate Secretary of the Company at the Company’s principal executive offices no later than November 15, 2023. Such proposals must also comply with the additional requirements of Rule 14a-8 of the Exchange Act (or any successor rule) to be eligible for inclusion in the proxy statement for the 2024 Annual Meeting of Shareholders.
In addition, the Company’s by-laws provide that only such business (including, without limitation, the nomination of persons for election to the Board) which is properly brought before a shareholder meeting will be conducted. For business (including, without limitation, the nomination of persons for election to the Board) to be properly brought before an annual meeting of the shareholders by a shareholder, the shareholder must provide notice to the Corporate Secretary of the Company at the Company’s principal executive offices not later than 90 days nor earlier than 120 days prior to the first anniversary of the prior year’s annual meeting of the shareholders. In the event that the Company did not hold an annual meeting of the shareholders in the prior year or if the first anniversary of the prior year’s annual meeting of the shareholders is more than 30 days before or after the date of the current year’s annual meeting of the shareholders, the shareholder’s notice is timely only if it is delivered to the Company’s Corporate Secretary at the principal executive offices of the Company no later than the 10th day after the Company publicly announces the date of the current year’s annual meeting of the shareholders or the 90th day before the date of the current year’s annual meeting of the shareholders, whichever is later. To be in proper written form, a shareholder’s notice to the Company’s Corporate Secretary must comply with all requirements contained in the Company’s by-laws, a copy of which may be obtained upon written request to the Corporate Secretary of the Company.
Accordingly, a shareholder who intends to raise a proposal to be acted upon at the 2024 Annual Meeting of Shareholders, but who does not desire to include the same in the Company’s 2024 proxy statement, must provide written notice to the Company’s Corporate Secretary no earlier than December 20, 2023, nor later than January 19, 2024.
In addition to satisfying the foregoing requirements under the Company’s by-laws, to comply with the SEC’s new universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 18, 2024.
The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, and the persons named as proxies in the Company’s proxy for the 2024 Annual Meeting of Shareholders may exercise their discretionary authority to vote upon any such proposal to the extent brought before such meeting.
OTHER MATTERS
Management knows of no other matters to be brought before this annual meeting. However, if other matters should properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their best judgment on such matters.
CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
Certain statements contained in this Proxy Statement may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “estimate,” “expect,” “foresee,” “intend,” “indicate,” “likely,” “target,” “plan,” “positions,” “prospects,” “project,” “predict,” or “potential,” by future conditional verbs such as “could,” “may,” “might,” “should,” “will,” or “would,” by variations of such words or by similar expressions. These forward-looking statements include, without limitation, those relating to the Company’s future growth, mergers and acquisitions and their expected benefits and effects, revenue, expenses, assets, asset quality, profitability, earnings, accretion, dividends, customer service, lending capacity and lending activity, investment in digital channels, critical accounting policies, net interest margin, non-interest revenue, market conditions related to and the impact of the Company’s stock repurchase program, consumer behavior and liquidity, the Company’s ability to recruit and retain key employees, the adequacy of the allowance for credit losses, the impacts of the Pandemic and the ability of the Company to manage the impacts of the Pandemic, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, plans for investments in securities, effect of pending and future litigation, merger and acquisition strategy and activity, legal and regulatory limitations and compliance and competition.
These forward-looking statements involve risks and uncertainties, and may not be realized due to a variety of factors, including, without limitation: changes in the Company’s operating, acquisition, or expansion strategy; the effects of future economic conditions (including unemployment levels and slowdowns in economic growth), governmental monetary and fiscal policies (including the policies of the Federal Reserve), as well as legislative and regulatory changes, including in response to the Pandemic; the impacts of the Pandemic on the Company’s operations and performance; the ultimate effect of measures the Company takes or has taken in response to the Pandemic; the pace of recovery when the Pandemic subsides and the heightened impact it has on many of the risks described herein and in other reports we file with the SEC; changes in real estate values; changes in interest rates; changes in liquidity; inflation; changes in the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest sensitive assets and liabilities; changes in the securities markets generally or the price of the Company’s Common Stock specifically; developments in information technology affecting the financial industry; cyber threats, attacks or events; reliance on third parties for the provision of key services; further changes in accounting principles relating to loan loss recognition; uncertainty and disruption associated with the discontinued use of the London Inter-Bank Offered Rate; the costs of evaluating possible acquisitions and the risks inherent in integrating acquisitions; possible adverse rulings; judgements, settlements, and other outcomes of pending or future litigation; market disruptions, including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises, war and other military conflicts (including the ongoing military conflict between Russia and Ukraine) or other major events, or the prospect of these events; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet; the failure of assumptions underlying the establishment of reserves for possible credit losses, fair value for loans, other real estate owned, and those factors set forth from time to time in the Company’s press releases and filings with the SEC, including, without limitation, the Company’s Form 10-K for the year ended December 31, 2022 (which has been filed with, and is available from, the SEC). Many of these factors are beyond our ability to predict or control, and actual results could differ materially from those indicated in or implied by the forward-looking statements due to these factors and others. In addition, as a result of these and other factors, our past financial performance should not be relied upon as an indication of future performance.
We believe the assumptions and expectations that underlie or are reflected in our forward-looking statements are reasonable, based on information available to us on the date hereof. However, given the described uncertainties and risks, we cannot guarantee our future performance or results of operations or whether our future performance will differ materially from the performance reflected in or implied by our forward-looking statements, and you should not place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and all written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this section.
BY ORDER OF THE BOARD OF DIRECTORS:
George A. Makris III, Secretary
Pine Bluff, Arkansas
March 14, 2023

Appendix A

SIMMONS FIRST NATIONAL CORPORATION
2023 STOCK AND INCENTIVE PLAN
(Effective April 18, 2023)
ARTICLE I
Establishment, Purpose, and Duration
1.1   Establishment of the Plan.   Simmons First National Corporation, an Arkansas corporation, hereby establishes the Simmons First National Corporation 2023 Stock and Incentive Plan, as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Units, Stock Awards, Other Stock-Based Awards and Performance Cash Awards. The Plan was approved by the Board of Directors of the Company on March 6, 2023 and shall become effective on April 18, 2023 (the “Effective Date”), subject to the approval of the Plan by the shareholders of the Company on such date. Upon approval of the Plan by the shareholders of the Company, no additional awards shall be made under the Second Amended and Restated Simmons First National Corporation 2015 Incentive Plan or any other prior equity incentive plan of the Company (collectively, the “Prior Plans”), although outstanding awards under the Prior Plans shall remain outstanding in accordance with their terms. For the avoidance of doubt, the First Amended and Restated 2015 Employee Stock Purchase Plan maintained by the Company is not a Prior Plan and shall not be affected by shareholder approval of the Plan.
1.2   Purpose of the Plan.   The purpose of the Plan is to promote the long-term growth and profitability of the Company and its Subsidiaries, to provide Employees, Non-Employee Directors and Consultants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide Employees, Non-Employee Directors and Consultants with incentives that are closely linked to the interests of all shareholders of the Company.
1.3   Duration of the Plan.   The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board to terminate the Plan at any time pursuant to Section 16.1 herein. No Awards shall be made under the Plan prior to the Effective Date. No Awards shall be granted under the Plan after April 17, 2033; however, Awards granted on or before April 17, 2033 shall remain valid in accordance with their terms.
ARTICLE II
Definitions
2.1   Definitions.   Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:
(a)   “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act.
(b)   “Agreement” means a written agreement or other instrument or document, which may be in electronic format, implementing the grant of an Award and setting forth the specific terms of such Award, and which is signed, accepted or otherwise acknowledged (including a signature, acceptance or other acknowledgment in electronic format) by an authorized officer or director of the Company and by the Participant, except that no signature, acceptance or other acknowledgment will be required from the Participant in the case of an Award with no vesting conditions or which has a designated period during which the Award may be rejected but after which the Award is deemed automatically accepted. The Company’s Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Executive Chairman, Chief People Officer, Secretary and such other officers or directors of the Company as shall be designated by the Committee are hereby authorized to sign, accept or otherwise acknowledge Agreements on behalf of the Company (including a signature, acceptance or other acknowledgment in electronic format) and to cause Agreements to be delivered to each Participant (including delivery in electronic format).
(c)   “Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Units, Stock Awards, Other Stock-Based Awards or Performance Cash Awards.

(d)   “Award Date” means the date on which an Award is made (also referred to as “granted”) by the Committee under this Plan.
(e)   “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.
(f)   “Beneficiary” means the person designated by a Participant under Article XVII to receive and exercise any Options or SARs that may be exercised after his death or to receive payment under any Award that may be paid after his death, as provided for in the Agreement for the applicable Award.
(g)   “Board” means the Board of Directors of the Company, unless otherwise indicated.
(h)   “Change in Control” means the occurrence of any one of the following events at any time after the Effective Date, provided that if a Change in Control occurs on account of any series or transactions or events, the Change in Control occurs on the date of the last of such transactions or events:
(i)   during any 12-month period, individuals who, on the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board; provided, that any person becoming a director after the Effective Date and whose election or nomination for election was approved (or recommended to the shareholders of the Company for approval) by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director, but any person initially becoming a director in connection with an actual or threatened election contest or other solicitation of proxies by or on behalf of an individual or entity other than the Incumbent Directors will not be an Incumbent Director; or
(ii)   any Person becomes a Beneficial Owner, directly or indirectly, of (A) more than 50% of the then outstanding Shares, (B) securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities generally eligible to vote for the election of directors (the “Company Voting Securities”), (C) more than 50% of the then outstanding shares of common stock of Simmons Bank (“Bank Shares”), or (D) securities of Simmons Bank representing more than 50% of the combined voting power of Simmons Bank’s then outstanding securities eligible to vote for the election of directors (“Bank Voting Securities”); provided, further, that for purposes of this subsection (ii), the following acquisitions of Shares, Company Voting Securities, Bank Shares, or Bank Voting Securities shall not constitute a Change in Control: (w) an acquisition by the Company, (x) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (y) an acquisition pursuant to a Non-Qualifying Transaction (as defined in clause (iii) below), or (z) an acquisition pursuant to a Non-Qualifying Bank Transaction (as defined in clause (iv) below); or
(iii)   the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Shares and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50%, respectively, of (1) the then outstanding shares of common stock (or similar securities in the case of an entity that does not have common stock) and (2) the combined voting power of the then outstanding securities generally eligible to vote in the election of directors (or similar officials in the case of an entity other than a corporation) ((1) and (2) collectively, the “Total Voting Power”) of (I) in the case of a Reorganization, the entity resulting from such Reorganization (which, for the avoidance of doubt, may be the Company); in the case of a Sale, the entity that has acquired all or substantially all of the assets of the Company’s assets; in the case of an Acquisition, the Company (in each case, the “Surviving Entity”) or (II) if applicable, the ultimate parent entity that directly or indirectly has Beneficial Ownership of more than 50% of the Total Voting Power of the Surviving Entity (“Parent Entity”) in substantially the same proportions as their ownership immediately prior to such Reorganization, Sale or Acquisition of the outstanding Shares and the outstanding Company Voting Securities (as the case may be),

(B) no Person (other than (x) the Company, (y) the Parent Entity (or if there is no Parent Entity, the Surviving Entity), or (z) any employee benefit plan (or related trust) sponsored or maintained by either of the foregoing) is the Beneficial Owner, directly or indirectly, of 50% or more of the Total Voting Power of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity), except to the extent that such ownership existed immediately prior to the Reorganization, Sale or Acquisition, and (C) at least a majority of the members of the board of directors of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) are Incumbent Directors (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in clauses (A), (B) and (C) above in this clause (iii) shall be deemed to be a “Non-Qualifying Transaction”); or
(iv)   the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving Simmons Bank (a “Bank Reorganization”), or the sale or other disposition of all or substantially all of Simmons Bank’s assets (a “Bank Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Bank Acquisition”), unless immediately following such Bank Reorganization, Bank Sale or Bank Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Bank Shares and outstanding Bank Voting Securities immediately prior to such Bank Reorganization, Bank Sale or Bank Acquisition beneficially own, directly or indirectly, more than 50%, respectively, of the Total Voting Power of (I) in the case of a Bank Reorganization, the entity resulting from such Bank Reorganization (which, for the avoidance of doubt, may be the Bank); in the case of a Bank Sale, the entity that has acquired all or substantially all of the assets of the Bank’s assets; in the case of an Bank Acquisition, the Bank (in each case, the “Surviving Bank Entity”) or (II) if applicable, the ultimate parent entity that directly or indirectly has Beneficial Ownership of more than 50% of the Total Voting Power of the Surviving Bank Entity (“Bank Parent Entity”) in substantially the same proportions as their ownership immediately prior to such Bank Reorganization, Bank Sale or Bank Acquisition of the outstanding Bank Shares and the outstanding Bank Voting Securities (as the case may be), (B) no Person (other than (x) the Bank, (y) the Bank Parent Entity (or if there is no Bank Parent Entity, the Surviving Bank Entity), or (z) any employee benefit plan (or related trust) sponsored or maintained by either of the foregoing) is the Beneficial Owner, directly or indirectly, of 50% or more of the Total Voting Power of the Bank Parent Entity (or, if there is no Bank Parent Entity, the Surviving Bank Entity), except to the extent that such ownership existed immediately prior to the Bank Reorganization, Bank Sale or Bank Acquisition, and (C) at least a majority of the members of the board of directors of the Bank Parent Entity (or, if there is no Bank Parent Entity, the Bank Surviving Entity) are Incumbent Directors (any Bank Reorganization, Bank Sale or Bank Acquisition which satisfies all of the criteria specified in clauses (A), (B) and (C) above in this clause (iv) shall be deemed to be a “Non-Qualifying Bank Transaction”); or
(v)   approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this section, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control with respect to an Award that is subject to Section 409A of the Code and is intended to comply with Section 409A of the Code (a “409A Award”) unless such event is also a “change in control event” as defined in Section 409A of the Code with respect to such 409A Award.
(i)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(j)   “Committee” means the committee of the Board appointed to administer the Plan pursuant to Article III herein, which shall be the Compensation Committee of the Board unless the Board determines otherwise. All members of the Committee shall be “independent directors” under applicable stock exchange listing requirements. In the event the Board exercises the authority of the Committee in connection with the Plan or an Award as contemplated by Section 3.1(a) herein, the term “Committee”

shall refer to the Board in connection with the Plan or with regard to that Award (provided, for the avoidance of doubt, that the independence requirements set forth in the preceding sentence shall not apply to the Board).
(k)   “Company” means Simmons First National Corporation, or, where applicable, any successor thereto as provided in Article XX herein.
(l)   “Consultant” means a natural person who provides bona fide consulting or advisory services to the Company or its Subsidiaries, provided the services are not in connection with a capital-raising transaction and the person does not directly or indirectly promote or maintain a market for the Company’s securities.
(m)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any regulations promulgated thereunder.
(n)   “Fair Market Value” of a Share means (A) the per-share closing market price on the applicable principal U.S. market on the relevant date if it is a trading date or, if not, on the most recent date on which a Share was traded prior to such date, as reported by the stock exchange or system for the applicable principal U.S. market, or (B) if the Share is not traded as provided in (A) or if, in the opinion of the Committee, the method provided in (A) is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.
(o)   “Incentive Stock Option” or “ISO” means an option to purchase Shares, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Section 422 of the Code.
(p)   “Employee” means an officer or other employee of the Company or its Subsidiaries.
(q)   “Non-Employee Director” means an individual who is a member of the Board or the Board of Directors of a Subsidiary of the Company (or has been designated a “regional,” “advisory,” or similar director of the Company or any Subsidiary (including any division of a Subsidiary)) and, in either case, who is not an employee of the Company or a Subsidiary.
(r)   “Nonqualified Stock Option” means an option to purchase Shares, granted under Article VI herein, which is not intended to be an Incentive Stock Option and is so designated.
(s)   “Option” means an Incentive Stock Option or a Nonqualified Stock Option.
(t)   “Other Stock-Based Award” means an Award based on the value (or the increase in value) of Shares granted to a Participant pursuant to Article XII herein. Other Stock-Based Award may be settled in Shares, in cash or in a combination thereof as determined by the Committee. Even to the extent an Other Stock-Based Award is denoted by reference to Shares of Stock and is payable in Shares, the receipt of an Other Stock-Based Award does not constitute receipt of the underlying Shares.
(u)   “Participant” means an Employee, Non-Employee Director or Consultant who is granted an Award under the Plan and whose Award remains outstanding.
(v)   “Performance-Based Compensation Award” means any Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction of one or more Performance Goals. The terms and conditions of each Performance-Based Compensation Award, including the Performance Goal(s) and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement.
(w)   “Performance Cash Award” means an Award of cash granted to a Participant pursuant to Article XIII.
(x)   “Performance Goal” means one or more performance measures or goals set by the Committee in its discretion for each grant of a Performance-Based Compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the Performance-Based Compensation Award that a Participant is entitled to exercise, receive or retain. For purposes of the Plan, a Performance Goal may be particular to a Participant, and may include any one or more of the following performance criteria or such other performance criteria determined by the Committee, either individually, alternatively or in any combination, subset or component, applied to the performance of the Company as a whole or to the performance of a Subsidiary, Affiliate, division, business unit or department, line of business or business segment or any combination thereof, measured either quarterly, annually or cumulatively over a period of years or partial years (or such other measurement period as determined by the Committee), in each case as specified by the Committee in the Award: (i) earnings or earnings per share (whether on a pre-tax, after-tax, pre-provision, core, adjusted, operational or other basis); (ii) return measures (including return on assets, average assets, capital, equity, common equity, tangible common equity, investments or sales, and cash flow return on assets, average assets, capital, equity, common equity, tangible common equity, investments or sales); (iii) improvements in capital structure; (iv) revenues (including pre-provision net revenues); (v) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (vi) one or more operating ratios; (vii) stock price, stock performance, shareholder return or total shareholder return; (viii) market share; (ix) cash (cash flow, cash generation or other cash measures); (x) capital expenditures; (xi) net borrowing, debt leverage levels, credit quality or debt ratings; (xii) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; (xiii) net asset value per share; (xiv) economic value added; (xv) sales; (xvi) profits (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (xvii) net income (before or after taxes, operating income or other income measures); (xviii) internal rate of return or increase in net present value; (xix) productivity measures; (xx) cost reduction measures; (xxi) strategic plan development and implementation; (xxii) customer measures (including changes in number of customers or households); (xxiii) growth measures (deposit growth, loan growth, revenue growth, or asset growth); (xxiv) net charge-offs and other asset quality measures; (xxv) percentage of non-accrual loans to total loans or net charge-off ratio and other asset quality ratios; (xxvi) provision expense; (xxvii) satisfactory internal or external audits; (xxviii) improvement of financial ratings; (xxix) quality measures; (xxx) regulatory exam results; (xxxi) achievement of risk management objectives; (xxxii) achievement of strategic performance objectives; (xxxiii) implementation, management or completion of critical projects or processes; (xxxiv) efficiency ratio (as generally recognized and used for bank financial reporting and analysis, and including on an adjusted basis); or (xxxv) any component or components of the foregoing (with such determination, in the Committee’s sole discretion, to include, exclude or otherwise adjust for the effects of events that occur during the relevant period, including: (A) extraordinary, unusual and/or non-recurring items of gain or loss; (B) other non-recurring items; (C) material extraordinary items that are both unusual and infrequent; (D) non-budgeted items; (E) an event or series of events either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; (F) asset write-downs; (G) litigation or claim judgments or settlements; (H) the effect of changes in tax laws, accounting principles, or other laws or regulations or provisions affecting reported results under the applicable Performance Goals; (I) any reorganization and restructuring programs, or charges or accruals for the same; (J) acquisitions or divestitures, or the effects of business combinations; (K) discontinued operations and dispositions of business units or segments; (L) changes in capital structure; and (M) special charges or items). Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or other metric, or any combination thereof. The Committee shall determine the Performance Period during which a Performance Goal must be met, and attainment of Performance Goals shall be subject to certification by the Committee. To the extent not prohibited by the Agreement for an Award, the Committee may, in its discretion, adjust the compensation or economic benefit due upon satisfaction of Performance Goals, adjust the Performance Goals themselves and/or the length of the Performance Period in which one or more Performance Goals must be satisfied, or make other adjustments on any basis, including the Committee’s discretion, as the Committee deems appropriate.
(y)   “Performance Period” means the period during which a Performance Goal is measured in connection with a Performance-Based Compensation Award. The Performance Period shall be set by the Committee and subject to applicable provisions regarding accelerated vesting events.

(z)   “Performance Share Units” means an Award, designated as a Performance Share Unit, granted to a Participant pursuant to Article X, subject to satisfaction of one or more Performance Goals. A Performance Share Unit is valued by reference to the Fair Market Value of a Share or to a number of Shares or valued as a fixed dollar amount. Performance Share Units may be settled in Shares, in cash or in a combination thereof as determined by the Committee. Even to the extent a Performance Share Unit is denoted by reference to Shares of Stock and is payable in Shares, the receipt of a Performance Share Unit Award does not constitute receipt of the underlying Shares.
(aa)   “Period of Restriction” means the period during which Shares of Restricted Stock are subject to a substantial risk of forfeiture and/or subject to limitations on transfer pursuant to Article VIII herein, or the period during which Restricted Stock Units are subject to vesting requirements, pursuant to Article IX herein. The relevant restriction may lapse based on a period of time or after meeting one or more Performance Goals specified by the Committee, or both. The Period of Restriction shall be set by the Committee and subject to applicable provisions regarding accelerated vesting events.
(bb)   “Person” means a natural person or any legal, commercial or governmental association or entity, including a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert or any person acting in a representative capacity.
(cc)   “Plan” means the Simmons First National Corporation 2023 Stock and Incentive Compensation Plan, as described herein and as hereafter from time to time amended and/or restated.
(dd)   “Restricted Stock” means an Award of Shares granted to a Participant pursuant to Article VIII herein.
(ee)   “Restricted Stock Unit” means an Award, designated as a Restricted Stock Unit, which is a bookkeeping entry granted to a Participant pursuant to Article IX herein and valued by reference to the Fair Market Value of a Share or to a number of Shares or valued as a fixed dollar amount, which is subject to vesting requirements. Restricted Stock Units may be settled in Shares, in cash or in a combination thereof as determined by the Committee. Even to the extent a Restricted Stock Unit is denoted by reference to Shares of Stock and is payable in Shares, the receipt of a Restricted Stock Unit Award does not constitute receipt of the underlying Shares.
(ff)   “Stock” or “Shares” means the Class A Common Stock of the Company, par value $0.01 per share.
(gg)   “Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article VII, and payable in Shares, in cash or in a combination thereof as determined by the Committee.
(hh)   “Stock Award” means an Award of Stock granted to a Participant pursuant to Article XI.
(ii)   “Subsidiary” means, in the case of Incentive Stock Options, any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code (“Section 424(f) Corporation”) and, in the case of Awards other than Incentive Stock Options (and for all other purposes related to this Plan), any subsidiary corporation, partnership, limited liability company, joint venture or other trade or business which is considered a single employer with the Company within the meaning of Section 414(b) or Section 414(c) of the Code (substituting “at least 50%” for “at least 80%” in determining ownership or control therein), except to the extent a different definition is required under Section 409A of the Code. For purposes hereof, subject to the provisions of applicable law, the term Subsidiary includes any entity which becomes a Subsidiary after the approval of the Plan by the Board.
ARTICLE III
Administration
3.1   The Committee.
(a)   The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. To the extent required by SEC Rule 16b-3, all Awards shall be made by members of the Committee who are “non-employee directors” as that term is defined in SEC Rule 16b-3 or by the Board. In the event the Board determines that a member of the Committee was not an “independent director” under applicable stock exchange listing requirements and/or was not a “non-employee director” as defined in SEC Rule 16b-3, as applicable, on the Award Date, such determination shall not invalidate the Award and the Award shall remain valid in accordance with its terms. Any authority granted to the Committee may also be exercised by the full Board.
(b)   The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised, paid or distributed and to determine the extent to which one or more applicable Performance Goals has been satisfied; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan, including the ability to resolve any ambiguities and define any terms; (iv) to establish, amend, or waive rules or regulations for the Plan’s administration; (v) to accelerate the exercisability of any Award or the end of any Performance Period or the termination of any Period of Restriction or other restrictions imposed under the Plan with respect to Restricted Stock or any other Award to the extent permitted by Section 409A of the Code; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan in its discretion. In the event of a conflict or inconsistency between the Plan and any Agreement, the Plan shall govern, and the Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.
(c)   The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.
(d)   The Committee, in its discretion, may delegate to the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Executive Chairman, General Counsel, Chief People Officer and/or Secretary of the Company or to another member of the Company’s management as designated by the Committee all or part of the Committee’s authority and duties with respect to Awards to individuals who are not officers and directors of the Company subject to the reporting and other provisions of Section 16 of the Exchange Act (such officers and directors are hereafter sometimes referred to as “Section 16 Persons”). The Committee may establish the maximum number of shares that can be granted by such officer and may establish guidelines for such officer’s authority and discretion. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegee or delegees that were consistent with the terms of the Plan.
3.2   Selection of Participants.   The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Employees, Non-Employee Directors and/or Consultants as the Committee may select. Each Award shall be evidenced by an Agreement.
3.3   Decisions Binding.   All interpretations, constructions, determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan or an Agreement shall be made in its discretion and shall be final, conclusive, and binding.
3.4   Requirements of SEC Rule 16b-3.   Notwithstanding any provision of the Plan to the contrary, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of SEC Rule 16b-3.
Notwithstanding any provision of the Plan to the contrary, and except to the extent that the Committee determines otherwise: (i) transactions by and with respect to Section 16 Persons shall comply with any applicable conditions of SEC Rule 16b-3; and (ii) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.
3.5   Indemnification.   In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.
ARTICLE IV
Stock Subject to the Plan
4.1   Number of Shares.   Subject to adjustment as provided in Section 4.5 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 3,800,000. Except as provided in Section 4.3 herein, the issuance of Shares in connection with the exercise of, or in settlement of, any Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares.
4.2   Incentive Stock Option Limit.   Subject to adjustment as provided in Section 4.5 herein, no more than an aggregate of 3,800,000 Shares may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan (including shares issued pursuant to the exercise of Incentive Stock Options that are the subject of disqualifying dispositions within the meaning of Sections 421 and 422 of the Code).
4.3   Lapsed Awards or Forfeited Shares.   If any Award granted under this Plan terminates, expires, is cancelled or lapses for any reason other than by virtue of exercise or settlement of the Award, or if Shares issued pursuant to an Award are forfeited, any Shares subject to such Award or such forfeited Shares, as applicable, again shall be available for the grant of an Award under the Plan.
4.4   Use of Shares as Payment of Option Price, SAR Exercise Price or Taxes.   Shares withheld by the Company, delivered by the Participant, or otherwise used to pay the Option Price pursuant to the exercise of an Option or the SAR Exercise Price pursuant to the exercise of a SAR shall not be available for future Awards under the Plan. Shares withheld by the Company, delivered by the Participant, or otherwise used to satisfy payment of taxes associated with an Award shall not be available for future Awards under the Plan. To the extent Shares are delivered or withheld pursuant to the exercise of an Option or a SAR, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for future Awards under the Plan, as opposed to counting only those net Shares issued upon exercise.
4.5   Capital Adjustments.   The number and kind or class of Shares or securities subject to each outstanding Award, the Option Price and SAR Exercise Price for each outstanding Award, and the aggregate number and kind or class of Shares or securities that may be issued pursuant to Awards made under the Plan and other relevant provisions shall be proportionately, equitably, and appropriately adjusted in such manner as the Committee shall determine in order to retain the economic value or opportunity to reflect any stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, reorganization, reclassification, combination, exchange of shares or similar event or change in the Company’s capital stock (including the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company) in which the number or class of Shares is changed. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award to eliminate the fractional shares. Where an Award being adjusted is an ISO or is subject to or falls under an exemption from Section 409A of the Code, the adjustment shall also be effected so as to comply with Section 424(a) of the Code and not to constitute a modification within the meaning of Section 424(h) or Section 409A, as applicable, of the Code. Adjustments made by the Committee pursuant to this Section 4.5 to outstanding Awards shall be made as appropriate to maintain favorable tax and/or accounting treatment. Notwithstanding any provision of the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons.
4.6   No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award thereunder. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

ARTICLE V
Eligibility
5.1   Persons eligible to participate in the Plan and receive Awards are all Employees, Non-Employee Directors and Consultants who, in the opinion of the Committee, merit becoming Participants. The grant of an Award shall not obligate the Company to pay an Employee, Non-Employee Director or Consultant any particular amount of remuneration, to continue the employment of an Employee or the service of a Non-Employee Director or Consultant after the grant, or to make further grants to an Employee, Non-Employee Director or Consultant at any time thereafter. Nothing herein shall be construed as either a contract of employment or otherwise altering the at-will nature of employment, if applicable.
ARTICLE VI
Stock Options
6.1   Grant of Options.   Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Options under the Plan to such Employees, Non-Employee Directors and/or Consultants and in such amounts as it shall determine. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that (i) the aggregate Fair Market Value (determined at the time the Award is granted) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder (the “Limitation Amount”), (ii) no ISO may be granted on or following the tenth anniversary of the Effective Date, and (iii) no ISO may be granted to a Non-Employee Director or a Consultant. ISOs granted under the Plan and all other plans of the Company and any Subsidiary shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an ISO to ensure that the foregoing requirement is met.
6.2   Option Agreement.   Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as defined in Section 6.3 herein), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment or service, and such other provisions as the Committee shall determine consistent with the Plan. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code; provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, notwithstanding anything in the Plan or Agreement to the contrary, it shall continue in full force and effect as a Nonqualified Stock Option. No Option may be exercised after the expiration of its term or, except as set forth in the Agreement, after the termination of the Participant’s employment or service. The Committee shall set forth in the Agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or service; provided that in the event an Incentive Stock Option may be exercised after (a) three (3) months from the Participant’s termination of employment with the Company for reasons other than disability (as defined under Section 22(e)(3) of the Code) or death, or (b) one (1) year from the Participant’s termination of employment on account of disability (as defined under Section 22(e)(3) of the Code) or death, then the Agreement shall specifically provide that the exercise beyond such periods shall be the exercise of a Nonqualified Stock Option. The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided, however, that if the Incentive Stock Option as amended no longer meets the requirements of Section 422 of the Code, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Section 422 of the Code, the amendment shall not become effective without the written consent of the Participant.
6.3   Option Price.   The exercise price per Share covered by an Option (“Option Price”) shall be determined by the Committee subject to the limitations described in this Section 6.3 and otherwise in the Plan. The Option Price shall not be less than 100% of the Fair Market Value of such Share on the Award Date. In addition, an ISO granted to an Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) Shares possessing more than 10% of the total combined voting power of all classes of Shares of the Company shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Share on the Award Date.

6.4   Duration of Options.   Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable after the expiration of ten (10) years from its Award Date. In addition, an ISO granted to an Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) Shares possessing more than 10% of the total combined voting power of all classes of Shares of the Company shall not be exercisable after the expiration of five (5) years from its Award Date.
6.5   Exercisability.   Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.
6.6   Method of Exercise.   Options shall be exercised by the delivery of a written notice to the Company in the form (which may be electronic) prescribed by the Committee (or its delegee) setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and payment of (or an arrangement satisfactory to the Company for the Participant to pay) any taxes required in connection with the Option exercise. The Option Price shall be payable to the Company in full by any method provided for in the Agreement or as otherwise approved by the Committee in its discretion, which may be (i) in cash, (ii) by delivery of Shares valued at Fair Market Value at the time of exercise, (iii) by the Company withholding Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Option Price to be paid, (iv) by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount necessary to pay the Option Price and, if required by the Committee, applicable taxes (i.e., a broker-assisted cashless exercise), or (v) by a combination of the foregoing. As soon as practicable after receipt of written notice and payment, the Company shall cause the appropriate number of Shares to be issued in the Participant’s name, which issuance shall be effected in book-entry or electronic form, provided that issuance and delivery in certificated form shall occur if the Committee so directs. No Participant who is awarded Options shall have rights as a shareholder unless and until the underlying Shares are issued to the Participant upon exercise of the Options.
6.7   Nontransferability of Options.   No Option granted under the Plan, and no right in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than due to the Participant’s death as provided in Article XVII. Further, all Options and rights in connection therewith granted to the Participant under the Plan shall, during the Participant’s lifetime, be exercisable only by such Participant or his guardian or legal representative.
6.8   Disqualifying Disposition of Shares Issued on Exercise of an ISO. If a Participant makes a “disposition” (within the meaning of Section 424(c) of the Code) of Shares issued upon exercise of an ISO within two (2) years from the Award Date or within one (1) year from the date the Shares are transferred to the Participant, the Participant shall, within ten (10) days of disposition, notify the Committee (or its delegee) in order that any income realized as a result of such disposition can be properly reported by the Company on IRS forms W-2 or 1099.
6.9   Shareholder Rights.   A Participant holding Options shall have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares, and no other rights as a shareholder unless and until the underlying Shares are issued to the Participant upon exercise of the Options. In no event shall any Option granted under the Plan include any right to cash distributions or dividend equivalent rights with respect to such Option or the underlying Shares.
ARTICLE VII
Stock Appreciation Rights
7.1   Grant of Stock Appreciation Rights.   Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Appreciation Rights under the Plan to such Employees, Non-Employee Directors and/or Consultants and in such amounts as it shall determine.
7.2   SAR Agreement.   Each SAR grant shall be evidenced by an Agreement that shall specify its terms and conditions, the per Share exercise price of the SAR (the “SAR Exercise Price”), the duration of the SAR, the number of Shares to which the SAR pertains, any conditions imposed upon the exercisability of SARs in the event of retirement, death, disability or other termination of employment or service, and such other provisions as the Committee shall determine consistent with the Plan. The SAR Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the Award Date.
7.3   Exercisability of SARs.   SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs, subject to the terms and provisions of the Plan.
7.4   Other Conditions Applicable to SARs.   Each SAR shall expire at such time as the Committee shall determine at the time of grant; provided, however, no SAR shall be exercisable after the expiration of ten (10) years from its Award Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds the SAR Exercise Price. A SAR shall be exercised by delivery to the Committee (or its delegee) of a written notice of exercise in the form (which may be electronic) prescribed by the Committee (or its delegee).
7.5   Payment after Exercise of SARs.   Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company therefor (except for applicable taxes, and other than the rendering of services), an amount (the “SAR Value”) equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) the SAR Exercise Price.
Payment of the SAR Value to the Participant shall be made at the time of exercise in Shares, in cash or in a combination thereof as determined by the Committee. To the extent payment of the SAR Value to the Participant is made in Shares, such Shares shall be valued at the Fair Market Value on the date of exercise. The Committee may specify in a SAR Agreement that the Shares which are delivered upon payment of the SAR Value may be Restricted Stock pursuant to Article VIII and subject to such further restrictions and vesting as provided in the SAR Agreement.
7.6   Nontransferability of SARs.   No SAR granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Article XVII. Further, all SARs, and rights in connection therewith, granted to a Participant under the Plan shall, during the Participant’s lifetime, be exercisable only by such Participant or his guardian or legal representative.
7.7   Shareholder Rights.   A Participant holding SARs shall have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares, and no other rights as a shareholder unless and until the underlying Shares are issued to the Participant upon exercise of the SAR. In no event shall any SAR granted under the Plan include any right to cash distributions or dividend equivalent rights with respect to such SAR or the underlying Shares.
ARTICLE VIII
Restricted Stock
8.1   Grant of Restricted Stock.   Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Employees, Non-Employee Directors and/or Consultants and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable taxes) other than the rendering of services.
8.2   Restricted Stock Agreement.   Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the number of Restricted Stock Shares granted, the applicable Period of Restriction, and, if applicable, any Performance Goals or other restrictions and such other provisions as the Committee shall determine consistent with the Plan. If a Restricted Stock Award is intended to be a Performance-Based Compensation Award, the terms and conditions of such Award, including the Performance Goals and Period of Restriction and, if different, Performance Period, shall be set forth in an Agreement (or in a subplan of the Plan that is incorporated by reference into an Agreement), and the requirements to satisfy the Performance Goal(s) as so provided therein shall be considered to be restrictions under the Plan.
8.3   Transferability.   Except as provided in this Article VIII or Article XVII herein, and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction and/or the satisfaction of any Performance Goals or other restrictions specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall, during the Participant’s lifetime, be exercisable only by such Participant or his guardian or legal representative.
8.4   Other Restrictions.   The Committee may impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock (or otherwise denote the Restricted Stock as restricted, if issued in book-entry or electronic form) to give appropriate notice of such restrictions. Unless otherwise determined by the Committee, custody of Shares of Restricted Stock issued in certificated form shall be retained by the Company until the termination of the restrictions pertaining thereto.
8.5   Certificate Legend.   In addition to any other legends placed on certificates, or to which Shares of Restricted Stock issued in book-entry or electronic form are made subject, pursuant to Section 8.4 herein, any Award of Restricted Stock issued in book-entry or electronic form shall be subject to a legend in substantially the following form, and any certificates representing shares of Restricted Stock granted pursuant to the Plan shall bear a legend in substantially the following form, until such time as the restrictions hereunder lapse and such Shares become freely transferable:
The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Simmons First National Corporation 2023 Stock and Incentive Compensation Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in a restricted stock agreement dated                  . A copy of the Plan, such rules and procedures, and such restricted stock agreement may be obtained from the Secretary of Simmons First National Corporation.
8.6   Removal of Restrictions.   Except as otherwise provided in this Article VIII, the Agreement or applicable law or regulation, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and, where applicable, after a determination of the satisfaction of any applicable Performance Goals. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 herein removed from the Share certificate or similar notation removed from such Shares if issued in book-entry or electronic form.
8.7   Voting Rights.   During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares while subject to restrictions hereunder.
8.8   Dividends and Other Distributions.   During the Period of Restriction, unless otherwise provided in the Agreement, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability and the same rules for custody as the Shares of Restricted Stock with respect to which they were paid.
ARTICLE IX
Restricted Stock Units
9.1   Grant of Restricted Stock Units.   Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan (with one Restricted Stock Unit representing one Share) to such Employees, Non-Employee Directors and/or Consultants and in such amounts as it shall determine. Participants receiving Restricted Stock Unit Awards are not required to pay the Company therefor (except for applicable taxes) other than the rendering of services. The Committee is expressly authorized to grant Restricted Stock Units that are deferred compensation covered by Section 409A of the Code, as well as Restricted Stock Units that are not deferred compensation covered by Section 409A of the Code.

9.2   Restricted Stock Unit Agreement.   Each Restricted Stock Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Units granted, and, if applicable, any Performance Goals or other restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Committee shall determine consistent with the Plan. If a Restricted Stock Unit Award is intended to be a Performance-Based Compensation Award, the terms and conditions of such Award, including the Performance Goals and Period of Restriction and, if different, Performance Period, shall be set forth in an Agreement (or in a subplan of the Plan that is incorporated by reference into an Agreement), and the requirements to satisfy the Performance Goal(s) as so provided therein shall be considered to be restrictions under the Plan.
9.3   Transferability.   Except as provided in this Article IX or Article XVII herein, and subject to the limitation in the next sentence, the Restricted Stock Units granted hereunder and the rights thereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction and/or the satisfaction of any Performance Goals or other restrictions specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock Units granted to a Participant under the Plan shall, during the Participant’s lifetime, be exercisable only by such Participant or his guardian or legal representative.
9.4   Dividends and Other Distributions; Voting.   A Participant holding Restricted Stock Units shall have no rights to dividend equivalents or other distributions with respect to such Restricted Stock Units unless the Committee provides otherwise in the Agreement. The Committee may provide in the Agreement for dividend equivalents or other distributions with respect to Restricted Stock Units and may provide for current payment of such dividend equivalents or other distributions or for the accumulation subject to the same restrictions, vesting, forfeiture, and payment as the Restricted Stock Units to which they are attributable. Participants holding Restricted Stock Units shall have no right to vote the Shares represented by such Restricted Stock Units unless and until the underlying Shares are issued to the Participant.
9.5   Settlement after Lapse of Restrictions.   Restricted Stock Units may be settled in Shares, in cash or in a combination thereof as determined by the Committee. Unless otherwise provided in the Agreement, upon the lapse of restrictions with respect to a Restricted Stock Unit Award, a Participant’s vested Restricted Stock Units shall be immediately settled by the issuance and delivery to the Participant of one share of Stock for each vested Restricted Stock Unit. Any payment in Shares shall be effected in book-entry or electronic form, provided that issuance and delivery in certificated form shall occur if the Committee so directs.
ARTICLE X
Performance Share Units
10.1   Grant of Performance Share Units.   Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Share Units under the Plan to such Employees, Non-Employee Directors and/or Consultants and in such amounts as it shall determine. Participants receiving Performance Share Unit Awards are not required to pay the Company therefor (except for applicable taxes) other than the rendering of services. The Committee is expressly authorized to grant Performance Share Units that are deferred compensation covered by Section 409A of the Code, as well as Performance Share Units that are not deferred compensation covered by Section 409A of the Code.
10.2   Performance Share Unit Agreement.   Each Performance Share Unit is intended to be a Performance-Based Compensation Award and shall be evidenced by an Agreement. The terms and conditions of each such Award, including the number of Performance Share Units granted, one or more Performance Goals and applicable Performance Period, and such other provisions as the Committee shall determine consistent with the Plan, shall be set forth in the Agreement or in a subplan of the Plan that is incorporated by reference into the Agreement, and the requirements to satisfy the Performance Goal(s) as so provided therein shall be considered to be restrictions under the Plan. The Committee shall set the Performance Goal(s) and applicable Performance Period in its discretion for each Participant who is granted a Performance Share Unit.
10.3   Transferability.   Except as provided in this Article X or Article XVII herein, and subject to the limitation in the next sentence, the Performance Share Units granted hereunder and the rights thereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the satisfaction of any Performance Goals or other restrictions specified by the Committee in its sole discretion and set forth in the Agreement (or in a subplan of the Plan that is incorporated by reference into the Agreement). All rights with respect to the Performance Share Units granted to a Participant under the Plan shall, during the Participant’s lifetime, be exercisable only by such Participant or his guardian or legal representative.
10.4   Dividends and Other Distributions; Voting.   A Participant holding Performance Share Units shall have no rights to dividend equivalents or other distributions with respect to such Performance Share Units unless the Committee provides otherwise in the Agreement. The Committee may provide in the Agreement for dividend equivalents or other distributions with respect to Performance Share Units and may provide for current payment of such dividend equivalents or other distributions or for the accumulation subject to the same restrictions, vesting, forfeiture, and payment as the Performance Share Units to which they are attributable. Participants holding Performance Share Units shall have no right to vote the Shares represented by such Performance Share Units unless and until the underlying Shares are issued to the Participant.
10.5   Settlement of Performance Share Units.   Performance Share Units may be settled in Shares, in cash or in a combination thereof as determined by the Committee. The value and vesting of such Performance Share Units is based on the degree to which the Performance Goals and other conditions established by the Committee and set forth in the Agreement (or in a subplan of the Plan that is incorporated by reference into an Agreement) have been satisfied. Unless otherwise provided in the Agreement, vested Performance Share Units shall be immediately settled by the issuance and delivery to the Participant of one share of Stock for each vested Performance Share Unit. Any payment in Shares shall be effected in book-entry or electronic form, provided that issuance and delivery in certificated form shall occur if the Committee so directs.
ARTICLE XI
Stock Awards
11.1   Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant unrestricted Stock Awards under the Plan to such Employees, Non-Employee Directors and/or Consultants and in such amounts as it shall determine. Participants receiving Stock Awards are not required to pay the Company therefor (except for applicable taxes) other than the rendering of services. Unless otherwise provided in the applicable Agreement, Stock Awards shall be fully vested and freely transferable as of the Award Date, subject to restrictions under applicable Federal or state securities laws.
ARTICLE XII
Other Stock-Based Awards
12.1   Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant to such Employees, Non-Employee Directors and/or Consultants and in such amounts as it shall determine, other forms of equity-based Awards not described above which are based on the value (or the increase in value) of Shares and which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company. Each such Other Stock-Based Award shall be evidenced by an Agreement that shall specify the terms and conditions thereof, which may include Performance Goals or other criteria which must be satisfied, completion of a specified period of service with the Company, a combination of any of the foregoing factors or such other provisions as the Committee shall determine consistent with the Plan. An Other Stock-Based Award may be settled in Shares, in cash or in a combination thereof as determined by the Committee. To the extent an Other Stock-Based Award is settled in Shares, such payment shall be effected in book-entry or electronic form, provided that issuance and delivery in certificated form shall occur if the Committee so directs. Participants holding Other Stock-Based Awards shall have no right to vote and no rights of ownership with respect to any Shares represented by such Other Stock-Based Award unless and until the underlying Shares are issued to the Participant.
ARTICLE XIII
Performance Cash Awards
13.1   Grant of Performance Cash Awards.   Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant a Performance Cash Award under the Plan to such Employees, Non-Employee Directors and/or Consultants and in such amounts as it shall determine. The terms and conditions of any Performance Cash Award, including one or more Performance Goals and applicable Performance Period, and such other provisions as the Committee shall determine consistent with the Plan, shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement, and the requirements to satisfy the Performance Goal(s) as so provided therein shall be considered to be restrictions under the Plan. The Committee is expressly authorized to grant Performance Cash Awards that are deferred compensation covered by Section 409A of the Code, as well as Performance Cash Awards that are not deferred compensation covered by Section 409A of the Code.
13.2   Permissive Provision; No Impact on Other Cash Incentive Programs.   For the avoidance of doubt, nothing in this Article XIII or elsewhere in the Plan shall affect the right of the Company to adopt such other performance cash, cash incentive, cash bonus or other incentive-based compensation plan, program or policy or to operate any such plan, program or policy outside the Plan or upon terms and provisions that are different from those set forth in the Plan.
ARTICLE XIV
Change in Control
14.1   In the event of a Change in Control, the Committee, as constituted before such Change in Control, in its sole discretion and without the consent of any Participant (except that it may not take any action which would cause any Award not to comply with Section 409A of the Code) may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of the vesting, delivery and exercisability of and the lapse and/or satisfaction of time-based and/or performance-based vesting restrictions with respect to any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase, settlement or cancellation of any such Award by the Company for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (iii) provide for the replacement of any such Stock-settled Award with a cash-settled Award; (iv) make such adjustments to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (v) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving entity in such Change in Control. Where an Award is subject to or falls under an exemption from Section 409A of the Code, this Article XIV will be applied in a manner so as to comply with Section 409A of the Code or to maintain the exemption from Section 409A of the Code, as applicable.
ARTICLE XV
Amendment and Substitution of Awards
15.1   Amendment and Substitution.   Subject to the terms and provisions of the Plan, the Committee may amend the terms of any outstanding Awards, or accelerate the vesting thereof and amend the terms of any outstanding Agreement accordingly. In addition, the Committee may cancel or accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan or outstanding awards granted under any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor, so long as the new or substituted Awards do not specify a lower exercise price than the cancelled or surrendered Awards or awards, and otherwise the new or substituted Awards may be of a different type than the cancelled or surrendered Awards or awards, may provide for a longer term than the cancelled or surrendered Awards or awards, may provide for more rapid vesting and exercisability than the cancelled or surrendered Awards or awards, or may contain any other provisions that are authorized by the Plan. The Committee shall continue to have the authority to amend the terms of any outstanding Award after April 17, 2033, provided that no amendment will extend the original term of the Award beyond that set forth in the applicable Agreement. Notwithstanding the foregoing, however, but subject to Section 4.5 and Article XIV herein, no amendment of an Award shall, without the consent of the Participant, materially adversely affect the rights or obligations of the Participant. Notwithstanding any provision of the Plan to the contrary, the Committee shall not amend or substitute a 409A Award in a manner that violates Section 409A of the Code, or causes an Award that previously qualified for an exemption from Section 409A of the Code to become subject to Section 409A of the Code.
15.2   Stock Option and SAR Repricing.   Notwithstanding any provision of the Plan to the contrary, and except in connection with a corporate transaction involving the Company in accordance with Section 4.5 or Article XIV herein, neither the Committee nor the Board shall have the right or authority, without obtaining shareholder approval, to amend or modify the Option Price of any outstanding Option or the SAR Exercise Price of any outstanding SAR, or to cancel an outstanding Option or SAR at a time when the Option Price or SAR Exercise Price, as applicable, is greater than the Fair Market Value of a Share in exchange for cash, another Award, or other securities, or to extend the exercise period beyond the original term of the Option or the SAR.
ARTICLE XVI
Amendment and Termination of the Plan
16.1   Amendment and Termination.   At any time and from time to time, the Board may amend or terminate the Plan. Such amendment may be without shareholder approval except to the extent that such approval is required pursuant to applicable state law, the Code, the rules under Section 16 of the Exchange Act or applicable stock exchange listing requirements, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules or regulations.
16.2   Awards Previously Granted.   No termination or amendment of the Plan other than pursuant to Section 4.5 or Article XIV herein shall in any manner materially adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.
ARTICLE XVII
Beneficiary Designations
17.1   A Participant may designate a Beneficiary to receive and exercise any Options or SARs that may be exercised after his death or to receive payment under any Award that may be paid after his death, as provided for in the Agreement for the applicable Award. If the Agreement does not address when a Beneficiary can exercise or receive an Award, the following rules shall apply: (1) with regard to an Option or SAR, the Beneficiary shall have up to one (1) year to exercise any vested Options or SARs, but in no event may an Option or SAR be exercised after the expiration of its term as set forth in the Agreement, and (2) with regard to other Awards, the Beneficiary shall only have a right to receive payment of the Award if the Award is fully earned and payable at or prior to the death of the Participant or if the Award becomes payable in connection with the death of the Participant, in each case as determined by the Committee in its sole discretion. A Participant’s designation of Beneficiary and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee (or its delegee). In the event the designated Beneficiary dies prior to the Participant, or in the event that no Beneficiary has been designated, any Awards that may be exercised or paid following the Participant’s death shall be transferred or paid in accordance with the Participant’s will or, if none, the laws of descent and distribution. If the Participant and the designated Beneficiary shall die in circumstances that cause the Committee (or its delegee), in its discretion, to be uncertain which shall have been the first to die, the Participant shall be deemed to have survived the Beneficiary. All determinations by the Committee (or its delegee) under this Article XVII shall be final, conclusive, and binding on all persons.
ARTICLE XVIII
Restrictions on Stock Transferability
18.1   The Committee shall impose such restrictions on any Shares acquired pursuant to an Award under the Plan as it may deem advisable, including restrictions under the applicable federal securities laws, under applicable stock exchange listing requirements, and under any blue sky or state securities laws applicable to such Shares. In addition to applicable restrictions above, the Committee may impose such restrictions on any Shares delivered to a Participant in settlement of an Award as it may deem advisable in its sole and absolute discretion, including restricting transferability and/or designating such Shares as Restricted Stock or Shares subject to further service, performance, consulting or non-competition period or non-solicitation period after settlement. Any Stock acquired pursuant to an Award under the Plan shall, if issued in book-entry form, be subject to and, if issued in certificated form, bear a legend referencing the restrictions on such Stock, which legend may be similar to the legend placed on certificates pursuant to Section 8.5 herein. The Committee may require each Participant purchasing or acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such Participant is acquiring the Shares for investment and not with a view to the distribution thereof and that he will make no transfer of the same except in compliance with any rules and regulations in effect at the time of transfer under the applicable federal and state securities laws or any other applicable law. No Shares shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.
ARTICLE XIX
Withholding
19.1   Tax Withholding.   Each Participant shall agree, as a condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all applicable federal, state and local taxes (including the Participant’s FICA obligation, if any) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan or an Award. The Company shall have the power and the right to deduct, retain or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy applicable federal, state and local taxes (including the Participant’s FICA obligation, if any) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan or an Award. The Company shall withhold only the minimum amount necessary to satisfy applicable statutory withholding requirements, provided that, subject to any applicable limitation under Section 409A of the Code, a Participant may elect to have an additional amount (up to the maximum allowed by law) withheld. Until the applicable taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Restricted Stock, no stock certificates free of a restrictive legend) shall be issued to the Participant and no issuance in book-entry or electronic form (or, in the case of Restricted Stock, no issuance in book-entry or electronic form free of a restrictive legend or notation) shall be made for the Participant.
19.2   Use of Shares to Satisfy Tax Obligations.   The applicable tax obligations with respect to an Award shall be satisfied in such manner as the Committee determines, which may include permitting or requiring Participants to satisfy the withholding requirement, in whole or in part, by the Company withholding Shares of Stock or by the Participant delivering to the Company Shares of Stock that the Participant has previously acquired and owned. Unless otherwise provided by the Committee, and subject to the provisions in the next sentence, applicable tax obligations with respect to an Award shall be satisfied by the Company withholding Shares of Stock having a Fair Market Value equal to the amount required to be withheld (including any additional amount elected by the Participant, up to the maximum allowed by law) and cancelling any Shares so withheld. Notwithstanding the default procedure described in the preceding sentence, the Committee may permit a Participant to elect to (among other things) make a cash payment to the Company, including by check or direct debit, to satisfy applicable tax obligations with respect to an Award, provided that, if no such election is made by the Participant, the default procedure described in the preceding sentence shall apply unless otherwise provided by the Committee. The value of any Shares so withheld (or delivered by the Participant, if applicable) shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. An election by a Participant with respect to an Award shall be made in writing (which may be in electronic format) and in such manner as determined by the Committee (or its delegee) in advance of the day that the transaction becomes taxable and shall be irrevocable with respect to such Award at such time as the Committee (or its delegee) determines.
ARTICLE XX
Successors
20.1   All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a merger, consolidation or otherwise, including a direct or indirect purchase of all or substantially all of the business and/or assets of the Company.
ARTICLE XXI
General
21.1   Requirements of Law.   The granting of Awards and the issuance of Shares and all obligations of the Company under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self-regulatory organizations (i.e., stock exchanges) as may be required.

21.2   Effect of Plan.   The establishment of the Plan shall not confer upon any Employee, Non-Employee Director or Consultant any legal or equitable right against the Company, a Subsidiary, or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Employee, Non-Employee Director or Consultant, nor is it a contract between the Company or any of its Subsidiaries and any Employee, Non-Employee Director or Consultant. Participation in the Plan shall not give any Employee, Non-Employee Director or Consultant any right to be engaged or retained in the employment or service of the Company or any Subsidiary. Except as may be otherwise expressly provided in the Plan or in an Agreement, no Employee, Non-Employee Director or Consultant who receives an Award shall have rights as a shareholder of the Company prior to the date that Shares are issued to the Participant pursuant to the Plan.
21.3   Creditors.   The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.
21.4   Governing Law.   The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with the laws of the State of Arkansas, excluding any choice of law principles under Arkansas law that would require the application of the laws of a jurisdiction other than Arkansas. The intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code. The Plan and Awards are subject to all present and future applicable provisions of the Code. If any provision of the Plan or an Award conflicts with any such Code provision, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect.
21.5   Severability.   In the event any provision of the Plan shall be held illegal or invalid for any reason, the Plan shall be deemed automatically modified to the extent necessary to (1) make such provision legal and valid and (2) as closely as possible maintain and accomplish the original intent of the provision, and the remaining parts of the Plan shall not be affected and shall remain in full force and effect.
21.6   Termination of Employment or Service.   Unless otherwise provided in the Agreement pertaining to an Award, in the event that a Participant’s employment or service with the Company and its Subsidiaries terminates for any reason, then the unvested portion of such Award shall automatically be forfeited to the Company. Unless otherwise provided in the Agreement pertaining to an Award or as may be required by applicable law, in determining cessation of employment or service, transfers between the Company and/or any Subsidiary shall be disregarded. The Committee may provide in an Agreement made under the Plan for vesting of Awards in connection with the termination of a Participant’s employment or service on such basis as it deems appropriate, including any provisions for vesting at death, disability, retirement, or in connection with a Change in Control, with or without the further consent of the Committee. Unless prohibited by applicable law, the Committee may provide in an Agreement made under the Plan that any period of service with the Company or a Subsidiary as a Non-Employee Director or a Consultant that begins immediately following the termination of an Employee’s employment shall be deemed a continuation of such Employee’s employment with the Company or a Subsidiary. The Agreements evidencing Awards may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.
21.7   Transfer of Awards.   Except as provided in the applicable Agreement, no Award shall be transferable for any reason (including pursuant to a domestic relations order) other than due to the Participant’s death as provided in Article XVII herein. Consideration may not be paid for the transfer of any Award.
21.8   Unfunded Status of Plan.   The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.
21.9   Company Policies.
(a)   Clawback.   All Awards under the Plan (whether vested or unvested), and any Shares associated therewith, are subject to rescission, cancellation or recoupment, in whole or in part, under any current or future clawback or similar policy of the Company that is applicable to the Participant and may be in effect from time to time. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.
(b)   Other Policies.   All Awards under the Plan, and any Shares associated therewith, shall also be subject to the Company’s stock ownership, securities trading, anti-hedging, anti-pledging and other similar policies, as may be in effect from time to time.
21.10   Banking Regulatory Provision.   All Awards shall be subject to any condition, limitation or prohibition under any financial institution regulatory policy or rule to which the Company or any subsidiary thereof is subject.
21.11   Share Certificates and Book-Entry.   To the extent that the Plan provides for issuance of stock certificates to represent Shares, the issuance may be effected on a non-certificated book-entry basis to the extent not prohibited by applicable law or applicable stock exchange listing requirements. If the Company issues any Shares in book-entry form that are subject to terms, conditions and restrictions on transfer, a notation shall be made in the records of the transfer agent with respect to any such Shares describing all applicable terms, conditions and restrictions on transfer to which the Shares are subject. In the case of Restricted Stock granted under the Plan, such notation shall be substantially in the form of the legend contained in Section 8.5 herein.
21.12   Electronic Transmissions and Records.   Subject to limitations under applicable law, the Committee (and its delegee) is authorized in its discretion to issue Awards and/or to deliver and accept notices, elections, consents, designations, signatures and/or other forms or communications to or from Participants by electronic or similar means, including execution and delivery through an accredited secure signature service, transmissions through email or specialized software, on-line systems or other platforms, and other permissible methods, on such basis and for such purposes as it determines from time to time, and all such communications will be deemed to be “written” for purposes of the Plan. Electronic communications sent through email will be deemed to be effective on the date and at the time sent, and other electronic communications sent through other means described in this Section 21.12 will be deemed to be effective when they are sent or otherwise made available.
21.13   Notices.   Unless the Committee (or its delegee) provides such notice (or, in the case where the Company is the intended recipient, requires such notice to be given to the Company) through electronic communication as described in Section 21.12, any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to the attention of its General Counsel (or such other Person as the Company may designate in writing from time to time) at the mailing address of the Company’s principal executive office, and, if to the Participant, to the mailing address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given, if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered, or, if mailed, five (5) days after the date of mailing by registered or certified mail.
21.14   Construction and Interpretation.   Whenever used in the Plan and any Agreement, masculine gender shall also include the feminine and neutral genders, and vice versa; and the words “include”, “includes” or “including” (as well as other variations of that term) shall be deemed to be followed by the words “without limitation”.
ARTICLE XXII
Omnibus Code Section 409A Provision
22.1   Intent of Awards.   It is intended that Awards that are granted under the Plan shall be exempt from treatment as “deferred compensation” subject to Section 409A of the Code unless otherwise specified by the Committee. Towards that end, all Awards under the Plan are intended to contain such terms as will qualify the Awards for an exemption from Section 409A of the Code unless otherwise specified by the Committee. The terms of the Plan and all Awards granted hereunder shall be construed consistent with the foregoing intent. To the extent required for an Award to comply with Section 409A of the Code or for an Option to be an exempt stock right under Section 409A, a defined term in the Plan shall be applied and interpreted (and to the extent required, deemed narrowed) to comply with the requirements under, or exemption from, Section 409A of the Code and applicable guidance thereunder. Notwithstanding any provision of the Plan to the contrary, the Committee may amend any outstanding Award without the Participant’s consent if, as determined by the Committee, in its discretion, such amendment is required either to (a) confirm exemption under Section 409A of the Code, (b) comply with Section 409A of the Code or (c) prevent the Participant from being subject to any tax or penalty under Section 409A of the Code. Notwithstanding the foregoing, however, neither the Company nor any of its Affiliates nor the Committee shall be liable to the Participant or any other person or entity if an Award that is subject to Section 409A of the Code or the Participant or any other person or entity is otherwise subject to any additional tax, interest or penalty under Section 409A of the Code. Each Participant is solely responsible for the payment of any tax liability (including any taxes, penalties and interest that may arise under Section 409A of the Code) that may result from an Award.
22.2   409A Awards.   The Committee may grant Awards under the Plan that are 409A Awards and Awards under the Plan that are not 409A Awards. The terms of any 409A Award, including any authority by the Company and the rights of the Participant with respect to such 409A Award, will be subject to such rules and limitations and shall be interpreted in a manner as to comply with Section 409A of the Code.
22.3   Time of Payment.   The time and form of payment of a 409A Award, including application of a six (6)-month delay for specified employees in certain circumstances, shall be as set forth in the applicable Agreement. A 409A Award may only be paid in connection with a separation from service, a fixed time, death, disability, a Change in Control or an unforeseeable emergency within the meaning of Section 409A of the Code. The time of distribution of the 409A Award must be fixed by reference to the specified payment event. Notwithstanding the foregoing, if the time of distribution of the 409A Award is not set forth in the applicable Agreement, then the time of distribution of the 409A Award shall be within two and one-half (2 1∕2) months of the end of the later of the calendar year or the fiscal year of the Company or Affiliate that employs the Participant in which the 409A Award becomes vested and no longer subject to a substantial risk of forfeiture within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each installment payment will be treated as the entitlement to a separate payment.
22.4   Acceleration or Deferral.   The Company shall have no authority to accelerate or delay or change the form of any distributions relating to 409A Awards except as permitted under Section 409A of the Code.
22.5   Distribution Requirements.   Any distribution of a 409A Award, or a non-409A Award to the extent required to be exempt from Section 409A of the Code, triggered by a Participant’s termination of employment shall be made only at the time that the Participant has had a separation from service within the meaning of Section 409A of the Code. A separation from service shall occur where it is reasonably anticipated that no further services will be performed after that date or that the level of bona fide services the Participant will perform after that date (whether as an employee or independent contractor of the Company or an Affiliate) will permanently decrease to less than twenty percent (20%) of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. Continued services solely as a director of the Company or an Affiliate shall not prevent a separation from service from occurring by an employee as permitted by Section 409A of the Code.
22.6   Scope and Application of this Provision.   For purposes of this Article XXII, references to a term or event (including any authority or right of the Company or a Participant) being “permitted” under Section 409A of the Code means that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the 409A Award prior to the distribution of cash, Shares or other property or to be liable for payment of interest or a tax penalty under Section 409A of the Code.
Approved by the Board of Directors on March 6, 2023 and by the shareholders on [April 18, 2023].

Simmons First National Corporation

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Your vote matters – here's how to vote!

Annual Meeting Proxy Card

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2. ELECTION OF DIRECTORS:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Dean Bass	☐	☐	☐	02 - Jay Burchfield	☐	☐	☐	03 - Marty Casteel	☐	☐	☐
04 - William Clark, II	☐	☐	☐	05 - Steven Cossé	☐	☐	☐	06 - Mark Doramus	☐	☐	☐
07 - Edward Drilling	☐	☐	☐	08 - Eugene Hunt	☐	☐	☐	09 - Jerry Hunter	☐	☐	☐
10 - Susan Lanigan	☐	☐	☐	11 - W. Scott McGeorge	☐	☐	☐	12 - George Makris, Jr.	☐	☐	☐
13 - Tom Purvis	☐	☐	☐	14 - Robert Shoptaw	☐	☐	☐	15 - Julie Stackhouse	☐	☐	☐
16 - Russell Teubner	☐	☐	☐	17 - Mindy West	☐	☐	☐				

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Simmons FirstNationalCorporation2 1 Year Years 3 Years Abstain Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X. 4. To set the frequency with which the Company will seek non-binding shareholder approval of the compensation of its named executive officers at its annual meetings: 1 U P X 01 - Dean Bass 04 - William Clark, II 07 - Edward Drilling 02 - Jay Burchfield 05 - Steven Cossé 08 - Eugene Hunt 03 - Marty Casteel 06 - Mark Doramus 09 - Jerry Hunter For Against Abstain For Against Abstain For Against Abstain 10 - Susan Lanigan 13 - Tom Purvis 11 - W. Scott McGeorge 14 - Robert Shoptaw 12 - George Makris, Jr. 15 - Julie Stackhouse 16 - Russell Teubner 17 - Mindy West Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03RKWC + + q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Annual Meeting Proxy Card A — The Board of Directors recommends a vote FOR all the director nominees listed in Proposal 2, FOR Proposals 1, 3, 5, and 6, and for every 1 YEAR on Proposal 4. 3. To adopt the following non-binding resolution approving the compensation of the named executive officers of the Company: “RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and narrative discussion, is hereby APPROVED.” 5. To ratify the Audit Committee’s selection of the accounting firm FORVIS, LLP as independent auditors of the Company and its subsidiaries for the year ended December 31, 2023: 6. To approve the Simmons First National Corporation 2023 Stock and Incentive Plan: 7. Upon such other business as may properly come before the meeting or any postponements or adjournments thereof. 2. ELECTION OF DIRECTORS: For Against Abstain 1. To fix the number of directors at seventeen (17): For Against Abstain For Against Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 5 6 7 3 2 7 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM M MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/SFNC or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SFNC Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted electronically must be received by April 17, 2023 at 11:59 P.M., EST. Your vote matters – here’s how to vote!

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/SFNCPROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FORTHE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 18, 2023The undersigned hereby constitutes and appoints James M. Brogdon and Stephen C. Massanelli, or either of them, as Proxies for the undersigned, each with the power of substitution, torepresent the undersigned and vote all of the shares of common stock of Simmons First National Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders tobe held on April 18, 2023, and any postponements or adjournments thereof. This proxy, when properly executed, will be voted as directed hereon by the undersigned. IF NO DIRECTION IS GIVEN,THIS PROXY WILL BE VOTED “FOR” ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (2), “FOR” PROPOSALS (1), (3), (5), AND (6), AND FOR EVERY “1 YEAR” ON PROPOSAL (4).The Proxies, in their discretion, are further authorized to vote upon such other business as may properly come before the 2023 Annual Meeting of Shareholders and any postponements oradjournments thereof.The undersigned acknowledges receipt of this proxy card, Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K.PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPEPROXY — SIMMONS FIRST NATIONAL CORPORATIONq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qC Non-Voting Items++Change of Address — Please print new address below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.IMPORTANT ANNUAL MEETING INFORMATIONIMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 18, 2023.THE NOTICE, PROXY STATEMENT, AND ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT:www.edocumentview.com/sfnc